[LOGO OF ONE GROUP MUTUAL FUNDS]

ONE GROUP(R) HEALTH SCIENCES FUND

                       PROSPECTUS

                       February 1, 2001

                     ------

                       The Securities and
                       Exchange Commission has
                       not approved or
                       disapproved the shares of
                       the Fund as an investment
                       or determined whether
                       this prospectus is
                       accurate or complete.
                       Anyone who tells you
                       otherwise is committing a
                       crime.

TABLE OF
CONTENTS

            FUND SUMMARY: INVESTMENTS,
                    RISK & PERFORMANCE
        One Group Health Sciences Fund   2
                                        ---

                             MORE ABOUT THE FUND

                            Principal Investment
                                      Strategies   5
                                                  ---
                                Investment Risks   6
                                                  ---
                             Investment Policies   7
                                                  ---
                               Portfolio Quality   8
                                                  ---
                             Temporary Defensive
                                       Positions   8
                                                  ---
                              Portfolio Turnover   8
                                                  ---

          HOW TO DO BUSINESS WITH ONE GROUP
                               MUTUAL FUNDS

                     Purchasing Fund Shares   9
                                             ---
                              Sales Charges   13
                                             ---
        Sales Charge Reductions and Waivers   15
                                             ---
                     Exchanging Fund Shares   18
                                             ---
                      Redeeming Fund Shares   20
                                             ---

           SHAREHOLDER INFORMATION

                    Privacy Policy   23
                                    ---
                     Voting Rights   24
                                    ---
                 Dividend Policies   25
                                    ---
                  Tax Treatment of
                      Shareholders   25
                                    ---
            Shareholder Statements
                       and Reports   26
                                    ---

                    MANAGEMENT OF ONE
                         GROUP MUTUAL
                                FUNDS

                          The Advisor    27
                                        ---
                    The Fund Managers    27
                                        ---

           APPENDIX
                 A:

         INVESTMENT
          PRACTICES    28
                      ---

     ONE GROUP(R)

     -------------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Health Sciences Fund


What is the goal of the Health Sciences Fund?

The Fund is designed to provide long-term capital appreciation.

What are the Health Sciences Fund's main investment strategies?

The Fund mainly invests in equity securities of companies engaged in the research, development, production or distribution of products and services related to biotechnology, health care or medicine. These companies include biotechnology companies, pharmaceutical companies, medical supply and equipment companies, and companies engaged in medical, diagnostic, or other related research and development. In selecting investments for the Fund, Banc One Investment Advisors will seek to identify companies that are well positioned for growth. Banc One Investment Advisors also selects stocks based on revenue and earnings potential and attractive relative valuations. Although the Fund may invest in companies of any size, the Fund will typically invest in large- and mid-capitalization companies. For more information about the Health Sciences Fund's investment strategies, please read "More About the Fund" and "Principal Investment Strategies."

What are the main risks of investing in the Health Sciences Fund?

The main risks of investing in the Health Sciences Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Health Sciences Fund will change every day in response to market conditions. You may lose money if you invest in the Health Sciences Fund. For additional information on risk, please read "Investment Risks."

------
 2

     -------------------
-----------------
Health Sciences Fund

MAIN RISKS


Securities of Health Sciences Companies: The Fund's performance is closely tied to, and affected by, the performance of the industries in the health sciences sector. Health sciences companies are subject to comprehensive government regulation and scrutiny. The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. Moreover, new products may require regulatory approval. As a result, adverse actions (or market concerns with prospective actions) by governmental entities such as withdrawal of funding, changes in legislation and regulation, or denial or delays in regulatory approvals, may have an adverse impact on the Fund's share price. In addition, the Fund may be adversely impacted by increased competition among health sciences companies, patent infringement, product liability and other litigation, and product obsolescence.

Market Risk. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or health sciences stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the health sciences sector. (Companies in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. For example, biotechnology companies, pharmaceutical companies, medical supply companies, and companies engaged in medical, diagnostic, or other related research and development are all part of the health sciences sector.) This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the health sciences sector of the economy or individual industries within the health sciences sector.

Not FDIC insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund anticipates commencing operations in March, 2001, and does not have a full calendar year of investment returns at the date of this prospectus.

------
   3

     ONE GROUP(R)

     -------------------







FUND SUMMARY

Health Sciences Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from your
investment)/1/                    CLASS A   CLASS B CLASS C CLASS I
---------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases              5.25%      NONE    NONE    NONE
 (as a percentage of offering
  price)
---------------------------------------------------------------------
Maximum Deferred Sales Charge
 (Load)                             NONE/2/   5.00%   1.00%   NONE/2/
 (as a percentage of original
  purchase price or
  redemption proceeds, as
  applicable)
---------------------------------------------------------------------
Redemption Fee                      NONE      NONE    NONE    NONE
---------------------------------------------------------------------
Exchange Fee                        NONE      NONE    NONE    NONE
---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------
(expenses that are deducted from
Fund assets)
---------------------------------------------------------------------
Investment Advisory Fees            .85%      .85%    .85%    .85%
---------------------------------------------------------------------
Distribution [and/or Service]
 (12b-1) Fees                       .35%     1.00%   1.00%    NONE
---------------------------------------------------------------------
Other Expenses/3/                   .70%      .70%    .70%    .70%
---------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                          1.90%     2.55%   2.55%   1.55%
---------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                  (.30%)    (.20%)  (.20%)  (.20%)
---------------------------------------------------------------------
Net Expenses                       1.60%     2.35%   2.35%   1.35%
---------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information is based on estimated amounts for the current fiscal year.
/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.60% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares, and 1.35% for Class I shares for the period beginning with commencement of operations and ending on October 31, 2001.

EXAMPLES
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

         CLASS A  CLASS B    CLASS B    CLASS C    CLASS C   CLASS I
                  ASSUMING   ASSUMING   ASSUMING   ASSUMING
                 REDEMPTION     NO     REDEMPTION     NO
                 AT THE END REDEMPTION AT THE END REDEMPTION
                  OF EACH               OF EACH
                   PERIOD                PERIOD
--------------------------------------------------------------------
1 Year   $  708    $  758      $258       $358       $258     $158
--------------------------------------------------------------------
3 Years  $1,091    $1,093      $793       $793       $793     $490
--------------------------------------------------------------------

------
 4

     ONE GROUP(R)

     -------------------

More About the Fund

The Fund described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------

Principal Investment Strategies

One Group Health Sciences Fund is designed to provide long-term capital appreciation. In order to achieve the Fund's objective, Banc One Investment Advisors emphasizes health sciences companies that it believes will generate above-average growth. Health Sciences Companies include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. Although the Fund may invest in traditional health care companies like hospitals and HMOs, the Fund will focus primarily on other health sciences companies that emphasize product development and distribution such as biotechnology companies, pharmaceutical companies, and other related research and development firms.

The principal investment strategies that are used to meet the Fund's investment objective are described in "Fund Summary: Investments, Risk & Performance" in the front of this prospectus. They are also described below. There can be no assurance that the Fund will achieve its investment objectives. Please note that the Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

The Fund mainly invests in equity securities of health sciences companies with an emphasis on companies that Banc One Investment Advisors believes will produce above average growth.

 . The Fund normally invests at least 80% of its total assets in common and preferred stocks, rights, warrants, convertible securities and other equity securities of companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine.

 . Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside industries in the health sciences sector.

 . The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.


------
   5

--------------------------------------------------------------------------------

Investment Risks

The risks associated with investing in the Health Sciences Fund are described below and in "Fund Summary: Investments, Risk & Performance" at the front of this prospectus.

--

SECURITIES OF HEALTH SCIENCES COMPANIES. The Health Sciences Fund invests a significant portion of its assets in the securities of companies in industries in the health sciences sector. Because of this focus, the Fund's performance is closely tied to, and affected by, regulatory, business and economic developments that impact industries in this sector.

 . Industries in the health sciences sector are subject to comprehensive government regulation and scrutiny. Changes in legislation or government regulation may have a detrimental impact on the Fund and its share price.

 . The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. If such funding is withdrawn or decreased, the Fund may be adversely impacted.

 . The Fund also invests in health sciences companies that are dependent upon the successful development of new products. Such products often require regulatory approval. Denial or delays of regulatory approvals may have an adverse impact on the companies in which the Fund invests. In addition, because of the rapid pace of medical research and development, products and services produced by such companies may become obsolete or have relatively short product cycles.

 . Health sciences companies are especially vulnerable to patent infringement, product liability, or other litigation.

 . The Fund may invest a significant portion of its assets in a single industry or small group of industries within the health sciences sector. Such concentration increases the risk of loss to the Fund.

As a result of these factors, the Fund's value and returns may be considerably more volatile and pose greater risks than the value and returns of other mutual funds with greater diversification among economic sectors and industries within economic sectors.

--

DERIVATIVES. The Fund may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

--

FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic

------
 6
developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

--

SMALL-CAPITALIZATION COMPANIES. Although the Fund primarily invests in mid- and large-capitalization companies, it may invest in small-capitalization health sciences companies including companies that are developing promising products. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more-established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations, and other factors affecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

For more information about risks associated with the types of investments that the Health Sciences Fund purchases, please read "Fund Summary: Investments, Risk & Performance", Appendix A, and the Statement of Additional Information.

--------------------------------------------------------------------------------

Investment Policies

The Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. The full text of the fundamental policies can be found in the Statement of Additional Information.

The Fund may not:

1. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry except that this restriction does not apply to an industry or group of industries in the health sciences sector and does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. Companies in an industry or group of industries in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine.

2. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending; and (iv) make loans to the extent permitted by an exemptive order issued by the Securities and Exchange Commission.

Under normal conditions, the Fund will invest at least 25% of its total assets in one or more industries in the health sciences sector.

Additional investment policies can be found in the Statement of Additional Information.


------
   7

--------------------------------------------------------------------------------
Portfolio Quality


Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to securities. Equity securities, which will make up the bulk of the Fund's investments, are not rated by rating organizations. Generally, ratings are divided into two main categories:
"Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Fund only purchases securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security's rating at the time of investment. If a security is unrated, Banc One Investment Advisors must determine that it is of comparable quality to rated securities.

--

RATINGS OF THE FUND'S SECURITIES

 . Corporate bonds will be rated in one of the three highest investment grade categories.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

--------------------------------------------------------------------------------
Temporary Defensive Positions


To respond to unusual market conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Fund from meeting its investment objectives.


WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

--------------------------------------------------------------------------------
Portfolio Turnover

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. The Health Sciences Fund anticipates a portfolio turnover rate well above that of other mutual funds that do not concentrate their investments in the health sciences sector. Ordinarily, health sciences funds have turnover rates of 100% or less. However, the turnover rate for the Health Sciences Fund may be higher than normal in the first year of operations in order to respond to new cash flows.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

------
 8

     ONE GROUP(R)

     -------------------


How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------

Purchasing Fund Shares

Where can I buy shares?

You may purchase Fund shares:

 . Directly from One Group through The One Group Services Company (the
  "Distributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

When can I buy shares?

 . Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 . Purchase requests received before 4 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

One Group offers the following classes of shares:

 . Class A, Class B and Class C shares are available to the general public.

 . Class I shares are available to institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."

 . When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales

------
   9
 charges and expenses applicable to each class of shares. If you intend to hold your shares for seven or more years, Class A shares may be more appropriate for you. If you intend to hold your shares for less than seven years, you may want to consider Class B or Class C shares. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

 .  One Group Fund Direct IRA and 403(b). One Group offers retirement plans.
   These plans allow participants to defer taxes while their retirement savings grow. Call 1-800-480-4111 for an Adoption Agreement.

How much do shares cost?

 .  Shares are sold at net asset value ("NAV") plus a sales charge, if any.

 . Each class of shares has a different NAV. This is primarily because each class has different distribution expenses.

 . NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

 . The Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?

1.  Read the prospectus carefully.

2.  Decide how much you want to invest.

 . The minimum initial investment for all classes except Class I shares is $1,000 ($100 for employees of Bank One Corporation and its affiliates). The minimum initial investment for an IRA and 403(b) is $250.

 .  The minimum initial investment for Class I shares is $200,000.

 . You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

 .  Subsequent investments must be at least $25.

 . You may purchase no more than $249,999 of Class B shares. This is because Class A shares offer a reduced sales charge on purchases of $250,000 or more and have lower expenses. The section of this prospectus entitled "What Kind of Shares Can I Buy?" provides information that can help you choose the appropriate share class.

 .  These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

You must provide the Fund with your social security or tax identification number and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

------
10

4. Send the completed application and a personal check (unless you choose to pay by wire) to:

        ONE GROUP MUTUAL FUNDS
        P. O. BOX 8528
        BOSTON, MA 02266-8528

Contributions to Fund Direct IRAs should be made payable to "One Group Mutual Funds for the Benefit of (your name)."

If you choose to pay by wire, please call 1-800-480-4111.

5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

All checks must be payable to one of the following:

 .  One Group Mutual Funds; or

 .  One Group Health Sciences Fund.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. If you redeem shares that were purchased by check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes. Simply select this option on your Account Application Form and then:

Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

        STATE STREET BANK AND TRUST COMPANY
        ATTN: CUSTODY & SHAREHOLDER SERVICES
        ABA 011 000 028
        DDA 99034167
        FBO ONE GROUP FUND
        (EX: ONE GROUP HEALTH SCIENCES FUND--A)
        YOUR ACCOUNT NUMBER
        (EX: 123456789)
        YOUR ACCOUNT REGISTRATION
        (EX: JOHN SMITH & MARY SMITH, JTWROS)

------
  11

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

        ONE GROUP MUTUAL FUNDS
        P.O. BOX 8528
        BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000 per Fund. To establish a Systematic Investment Plan:

 . Select the "Systematic Investment Plan" option on the Account Application
  Form.

 . Provide the necessary information about the bank account from which your investments will be made.

 . Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

 . One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

 . You may revoke your election to make systematic investments by calling 1-800-
  480-4111 or by sending a letter to:

        ONE GROUP MUTUAL FUNDS
        P.O. BOX 8528
        BOSTON, MA 02266-8528

Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

 . After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

 . You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

 . Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

 . If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

------
12

--------------------------------------------------------------------------------

Sales Charges

The Distributor compensates Shareholder Servicing Agents who sell shares of One Group. Compensation comes from sales charges, 12b-1 fees and payments by the Distributor and the Fund's investment advisor from their own resources. The tables below show the charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent.

CLASS A SHARES

This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

                   SALES CHARGE AS                 COMMISSION AS
                   A PERCENTAGE OF SALES CHARGE AS A PERCENTAGE
AMOUNT OF                THE       A PERCENTAGE OF  OF OFFERING
PURCHASES          OFFERING PRICE  YOUR INVESTMENT     PRICE
LESS THAN $50,000       5.25%           5.54%          4.75%
----------------------------------------------------------------
$50,000-$99,999         4.50%           4.71%          4.05%
----------------------------------------------------------------
$100,000-$249,999       3.50%           3.63%          3.05%
----------------------------------------------------------------
$250,000-$499,999       2.50%           2.56%          2.05%
----------------------------------------------------------------
$500,000-$999,999       2.00%           2.04%          1.60%
----------------------------------------------------------------
$1,000,000*              NONE            NONE           NONE
----------------------------------------------------------------

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

--------------------------------------------------------------------------------

             CDSC AS A PERCENTAGE
YEARS SINCE    OF DOLLAR AMOUNT
PURCHASE      SUBJECT TO CHARGE
0-1                 5.00%
---------------------------------
1-2                 4.00%
---------------------------------
2-3                 3.00%
---------------------------------
3-4                 3.00%
---------------------------------
4-5                 2.00%
---------------------------------
5-6                 1.00%
---------------------------------
MORE THAN 6          NONE
---------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

------
  13

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

--------------------------------------------------------------------------------

                  CDSC AS A PERCENTAGE
YEARS SINCE         OF DOLLAR AMOUNT
PURCHASE           SUBJECT TO CHARGE
0-1                      1.00%
--------------------------------------
AFTER FIRST YEAR          NONE
--------------------------------------

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor.

How the CDSC is Calculated

 . The Fund assumes that all purchases made in a given month were made on the first day of the month.

 . The CDSC is based on the current market value or the original cost of the shares, whichever is less.

 . No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

 . To keep your CDSC as low as possible, the Fund first will redeem the shares you have held for the longest time and thus have the lowest CDSC.

 . If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

12b-1 FEES

Each One Group Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called 12b-1 fees. 12b-1 fees are paid by One Group Mutual Funds to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

3. There are no 12b-1 fees for Class I shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

------
14

  . The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees totaling .25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively, of other Funds of One Group Mutual Funds.

  . The Distributor may pay 12b-1 fees to its affiliates and to Banc One
    Investment Advisors and its affiliates (or any sub-advisor).

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Sales Charge Reductions and Waivers

Reducing Your Class A Sales Charges

There are several ways you can reduce the sales charges you pay on Class A shares:

 1. Right of Accumulation: You may add the higher of the market value or original purchase price of any Class A, Class B or Class C shares of a One Group Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

 2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application or contact your investment representative. To determine if you are eligible for the accumulation privilege, contact 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver Of The Class A Sales Charge

No sales charge is imposed on Class A shares of the Fund if the shares were:

 1. Bought with the reinvestment of dividends and capital gains distributions.

 2. Acquired in exchange for other One Group Fund shares if a comparable sales charge has been paid for the exchanged shares.

 3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

  .  One Group.

  .  Bank One Corporation and its subsidiaries and affiliates.

  .  The Distributor and its subsidiaries and affiliates.

  .  State Street Bank and Trust Company and its subsidiaries and affiliates.

------
  15

  . Broker-dealers who have entered into dealer agreements with One Group and their subsidiaries and affiliates.

  . An investment sub-advisor of a fund of One Group and such sub-advisor's subsidiaries and affiliates.

 4. Bought by:

  . Affiliates of Bank One Corporation and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or accounts which participate in select affinity programs with Bank One Corporation and its affiliates and subsidiaries.

  . Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor.

  . Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

  . Shareholder Servicing Agents who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.

 5. Bought with proceeds from the sale of Class I shares of a One Group Fund or acquired in an exchange of Class I shares of a One Group Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required.

 6. Bought with proceeds from the sale of shares of a mutual fund, including Class A shares of a One Group Fund, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.

 7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a One Group Fund.

 8. Bought with assets of One Group.

 9. Bought in connection with plans of reorganizations of a One Group Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

10.  Purchased during a One Group Fund's special offering.

WAIVER OF THE CLASS B SALES CHARGE
----------------------------------

No sales charge is imposed on redemptions of Class B shares of the Fund:

 1. If you withdraw no more than 10% of the value of your account in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. You need to participate in the Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?"

------
16

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganization of a One Group Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class B shares of other One Group Funds. However, you may pay a sales charge when you redeem the One Group Fund shares you received in the exchange. Please read "Do I Pay a Sales Charge on an Exchange?".

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER OF THE CLASS C SALES CHARGE
----------------------------------

No sales charge is imposed on redemptions of Class C shares of the Fund:

1. If you withdraw no more than 10% of the value of your account in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. You need to participate in the Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?"

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganization of a One Group Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the One Group Fund shares you received in the exchange. Please read "Do I Pay a Sales Charge on an Exchange?".

------
  17

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER QUALIFICATIONS
---------------------

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice.

--------------------------------------------------------------------------------
Exchanging Fund Shares

What are my exchange privileges?

You may make the following exchanges:

 . Class I shares of the Fund may be exchanged for Class A shares of the Fund or for Class A or Class I shares of another One Group Fund.

 . Class A shares of the Fund may be exchanged for Class I shares of the Fund or for Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares.

 .  Class B shares of the Fund may be exchanged for Class B shares of another
   One Group Fund.

 .  Class C shares of the Fund may be exchanged for Class C shares of another
   One Group Fund.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one Fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-800-480-4111.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

 .  State Street Bank and Trust Company receives the request by 4:00 p.m., ET.

 . You have provided One Group with all of the information necessary to process the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 .  You have contacted your Shareholder Servicing Agent, if necessary.

------
18

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However:

 . You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).

 .  You will pay a sales charge if you bought Class A shares of a Fund:

 1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

 2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

 . If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

 1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

 2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

Are exchanges taxable?

Generally:

 . An exchange between classes of shares of the same One Group Fund is not taxable for federal income tax purposes.

 . An exchange between One Group Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 .  You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

 . To prevent disruptions in the management of One Group Funds, One Group limits excessive exchange activity. Exchange activity is excessive if it exceeds two substantive exchange redemptions within 30 days of each other.

 . Excessive exchange activity will result in revocation of your exchange privilege.

 .  In addition, One Group reserves the right to reject any exchange request
   (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How Do I Open An Account?"

------
  19

--------------------------------------------------------------------------------
Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business.

 . Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?

 .  You may use any of the following methods to redeem your shares:

 1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

        ONE GROUP MUTUAL FUNDS
        C/O STATE STREET BANK AND TRUST COMPANY
        P.O. BOX 8528
        BOSTON, MA 02266-8528

 2.  You may use the One Group website at www.onegroup.com; or

 3. You may redeem over the telephone. Please see "Can I Redeem By Telephone?" for more information.

 .  All requests for redemptions from IRA accounts must be in writing.

 . You may request redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1.  the redemption is for shares worth $50,000 or less; and

 2.  the redemption is payable to the shareholder of record; and

 3. the redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

 . On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1.  a designated commercial bank; or

 2.  your Shareholder Servicing Agent.

 .  One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds will be paid within seven days after receipt of the redemption request.

 What will my shares be worth?

 . If you own Class A and Class I shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

------
20

 . If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?


Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

 .  One Group may charge you a wire redemption fee. The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 .  Redemptions from your IRA account may not be made by telephone.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

 .  Select the "Systematic Withdrawal Plan" option on the Account Application
   Form.

 .  Specify the amount you wish to receive and the frequency of the payments.

 .  You may designate a person other than yourself as the payee.

 .  There is no charge for this service.

 .  If you select this option, please keep in mind that:

 1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided your withdrawals do not exceed 10% of your account value annually measured from the date you begin participating in the Plan. Shares received from dividend and capital gains reinvestment are included in calculating the 10%. Withdrawals in excess of 10% will subject the entire annual withdrawal to the applicable sales load.

 3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.


------
  21

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
--------------------------------------------

 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions, your account value falls below the minimum required balance. The above provision does not apply to accounts participating in the Systematic Withdrawal Plan. For information on minimum required balances, please read, "How Do I Open An Account?"

No CDSC is charged on such redemptions.

 .  One Group may suspend your ability to redeem when:

 1.  Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.  The NYSE is closed (other than weekend and holiday closings).

 3.  The SEC has permitted a suspension.

 4.  An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

------
22

     ONE  GROUP(R)

     -------------------


--------------------------------------------------------------------------------

Shareholder Information

Privacy Policy

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

--
KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:
  . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.
  . Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.
  . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

--
COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:
  . Information we receive from you on applications or other forms, on our website or through other means;
  . Information we receive from you through transactions, correspondence and other communications with us; and
  . Information we otherwise obtain from you in connection with providing you a financial product or service.

--
INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to

------
  23

--------------------------------------------------------------------------------

update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

--
INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

--
CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

--
SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

--
ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

--------------------------------------------------------------------------------

Voting Rights

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, vote separately on matters relating solely to the Fund or class, or which affect the Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

------
24

--------------------------------------------------------------------------------

Dividend Policies

DIVIDENDS. The Fund generally declares dividends, if any, on the last business day of each year. Dividends for the Fund are distributed on the first business day of the next month after they are declared. Capital gains, if any, for the Fund are distributed at least annually.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may call 1-800-480-4111 to make this change.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

--------------------------------------------------------------------------------

Tax Treatment of Shareholders

TAXATION OF SHAREHOLDER TRANSACTIONS. A sale, exchange or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

Taxation of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from the Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income will be taxable as ordinary income and distributions from the Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment (and thus were included in the price you paid).

------
  25

                                                    TAXATION OF RETIREMENT PLANS
                                                                 TAX INFORMATION

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

TAXATION OF RETIREMENT PLANS

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders.

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

------
26

     ONE  GROUP(R)

     -------------------

Management of
One Group Mutual Funds

--------------------------------------------------------------------------------

The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the One Group Mutual Funds since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

--------------------------------------------------------------------------------

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of the Fund. Under the investment advisory agreement with the Fund, Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, equal to .85% of the average daily net assets of the Fund.

--------------------------------------------------------------------------------

The Fund Managers

The Fund is managed by a team of Fund managers, research analysts and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

--------------------------------------------------------------------------------

Financial Highlights

This section would normally contain financial highlights. Because the Fund was not in existence as of June 30, 2000, there are no Financial Highlights for the Fund.

------
  27

     ONE  GROUP(R)

     -------------------

Appendix A

--------------------------------------------------------------------------------
Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

-----------------------------------------
                           FUND NAME
  ---------------------------------------
   One Group(R) Health Sciences Fund
  ---------------------------------------

                                                                      Risk
Instrument                                                            Type
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.     Market
-------------------------------------------------------------------------------
Treasury Receipts: TRS, TIGRS and CATS.                               Market
-------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by agencies and  Market
instrumentalities of the U.S. government. These include Ginnie Mae,   Credit
Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a stated         Market
maturity.                                                             Credit
                                                                      Liquidity
-------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank in exchange   Liquidity
for the deposit of funds.                                             Credit
                                                                      Market
-------------------------------------------------------------------------------
Common Stock: Shares of ownership of a company.                       Market
-------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the             Credit
simultaneous commitment to return the security to the seller at an    Market
agreed upon price on an agreed upon date. This is treated as a loan.  Liquidity
-------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security and the         Market
simultaneous commitment to buy the security back at an agreed upon    Leverage
price on an agreed upon date. This is treated as a borrowing by the
Fund.
-------------------------------------------------------------------------------

------
28

                                                                     Risk
Instrument                                                           Type
-------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of the Fund's       Credit
total assets. In return, the Fund will receive cash, other           Market
securities and/or letters of credit as collateral.                   Leverage
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase or          Market
contract to purchase securities at a fixed price for delivery at a   Leverage
future date.                                                         Liquidity
                                                                     Credit
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual funds,         Market
including One Group money market funds and shares of other money market funds for which Banc One Investment Advisors or its
affiliates serve as investment advisor or administrator. Banc One
Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.
-------------------------------------------------------------------------------
Convertible Securities: Bonds or preferred stock that can convert    Market
to common stock.                                                     Credit
-------------------------------------------------------------------------------
Call and Put Options: A call option gives the buyer the right to     Management
buy, and obligates the seller of the option to sell, a security at   Liquidity
a specified price at a future date. A put option gives the buyer     Credit
the right to sell, and obligates the seller of the option to buy, a  Market
security at a specified price at a future date. The Fund will sell   Leverage
only covered call and secured put options.
-------------------------------------------------------------------------------
Futures and Related Options: A contract providing for the future     Management
sale and purchase of a specified amount of a specified security,     Market
class of securities, or an index at a specified time in the future   Credit
and at a specified price.                                            Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------
Real Estate Investment Trusts ("REITS"): Pooled investment vehicles  Liquidity
which invest primarily in income producing real estate or real       Management
estate related loans or interest.                                    Market
                                                                     Regulatory
                                                                     Tax
                                                                     Prepayment
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts drawn on and  Credit
accepted by a commercial bank. Maturities are generally six months   Liquidity
or less.                                                             Market
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term promissory notes  Credit
issued by corporations and other entities. Maturities generally      Liquidity
vary from a few days to nine months.                                 Market
-------------------------------------------------------------------------------

------
  29

                                                                     Risk
Instrument                                                           Type
-------------------------------------------------------------------------------
Foreign Securities: Stocks issued by foreign companies, as well as   Market
commercial paper of foreign issuers and obligations of foreign       Political
banks, overseas branches of U.S. banks and supranational entities.   Liquidity
Includes American Depositary Receipts, Global Depositary Receipts,   Foreign
European Depositary Receipts and American Depositary Securities.     Investment
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the           Liquidity
Securities Act of 1933, such as privately placed commercial paper    Market
and Rule 144A securities.
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with interest    Credit
rates which are reset daily, weekly, quarterly or some other period  Liquidity
and which may be payable to the Fund on demand.                      Market
-------------------------------------------------------------------------------
Rights and Warrants: Securities, typically issued with preferred     Market
stock or bonds, that give the holder the right to buy a              Credit
proportionate amount of common stock at a specified price.
-------------------------------------------------------------------------------
Preferred Stock: A class of stock that generally pays a dividend at  Market a specified rate and has preference over common stock in the payment of dividends and in liquidation.
-------------------------------------------------------------------------------
Corporate Debt Securities: Corporate bonds and non-convertible debt  Market
securities.                                                          Credit
-------------------------------------------------------------------------------
Swaps, Caps and Floors: The Fund may enter into these transactions   Management
to manage its exposure to changing interest rates and other          Credit
factors. Swaps involve an exchange of obligations by two parties.    Liquidity
Caps and floors entitle a purchaser to a principal amount from the   Market
seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.
-------------------------------------------------------------------------------
New Financial Products: New options and futures contracts and other  Management financial products continue to be developed and the Fund may invest  Credit
in such options, contracts and products.                             Market
                                                                     Liquidity
-------------------------------------------------------------------------------
Structured Instruments: Debt securities issued by agencies and       Market
instrumentalities of the U.S. government, banks, municipalities,     Liquidity
corporations and other businesses whose interest and/or principal    Management
payments are indexed to foreign currency exchange rates, interest    Credit
rates, or one or more other referenced indices.                      Foreign
                                                                     Investment
-------------------------------------------------------------------------------
Obligations of Supranational Agencies: Obligations of supranational  Credit
agencies which are chartered to promote economic development and     Foreign
are supported by various governments and governmental agencies.      Investment
-------------------------------------------------------------------------------

------
30

                                                                        Risk
Instrument                                                              Type
------------------------------------------------------------------------------
Index Shares: Ownership interests in unit investment trusts and other   Market
pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular index such as Standard & Poor's Depository Receipts
("SPDRs") and Nasdaq 100's.

--------------------------------------------------------------------------------

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by the Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

------
  31

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

 . Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

 . Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

------
32

--------------------------------------------------------------------------------
If you want more information about the Fund, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111, or by writing the Fund at:

ONE GROUP(R)MUTUAL FUNDS
1111 POLARIS PARKWAY
COLUMBUS, OHIO 43271-1235

  or visiting

WWW.ONEGROUP.COM

You can also review and copy the Fund's reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Fund from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


TOG-F-135
                                                (LOGO OF ONE GROUP MUTUAL FUNDS)

                       STATEMENT OF ADDITIONAL INFORMATION



                            ONE GROUP(R) MUTUAL FUNDS

              ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND
               (THE "U.S. TREASURY SECURITIES MONEY MARKET FUND")
        ONE GROUP PRIME MONEY MARKET FUND (THE "PRIME MONEY MARKET FUND")
    ONE GROUP MUNICIPAL MONEY MARKET FUND (THE "MUNICIPAL MONEY MARKET FUND") ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND (THE "OHIO MUNICIPAL MONEY MARKET
                                     FUND")

                  ONE GROUP BALANCED FUND (THE "BALANCED FUND")
          ONE GROUP LARGE CAP GROWTH FUND (THE "LARGE CAP GROWTH FUND")
           ONE GROUP LARGE CAP VALUE FUND (THE "LARGE CAP VALUE FUND")
            ONE GROUP MID CAP GROWTH FUND (THE "MID CAP GROWTH FUND")

   ONE GROUP INTERNATIONAL EQUITY INDEX FUND (THE "INTERNATIONAL EQUITY INDEX
                                     FUND")

             ONE GROUP MID CAP VALUE FUND (THE "MID CAP VALUE FUND")
              ONE GROUP EQUITY INDEX FUND (THE "EQUITY INDEX FUND")
             ONE GROUP EQUITY INCOME FUND (THE "EQUITY INCOME FUND")
        ONE GROUP DIVERSIFIED EQUITY FUND (THE "DIVERSIFIED EQUITY FUND")
          ONE GROUP SMALL CAP GROWTH FUND (THE "SMALL CAP GROWTH FUND")
         ONE GROUP INTERMEDIATE BOND FUND (THE "INTERMEDIATE BOND FUND")

               ONE GROUP INCOME BOND FUND (THE "INCOME BOND FUND")
           ONE GROUP GOVERNMENT BOND FUND (THE "GOVERNMENT BOND FUND")

     ONE GROUP ULTRA SHORT-TERM BOND FUND (THE "ULTRA SHORT-TERM BOND FUND")
           ONE GROUP SHORT-TERM BOND FUND (THE "SHORT-TERM BOND FUND")
         ONE GROUP TREASURY & AGENCY FUND (THE "TREASURY & AGENCY FUND")
           ONE GROUP HIGH YIELD BOND FUND (THE "HIGH YIELD BOND FUND")

   ONE GROUP INTERMEDIATE TAX-FREE BOND FUND (THE "INTERMEDIATE TAX-FREE BOND
                                     FUND")
          ONE GROUP MUNICIPAL INCOME FUND (THE "MUNICIPAL INCOME FUND")
                      ONE GROUP ARIZONA MUNICIPAL BOND FUND
                       (THE "ARIZONA MUNICIPAL BOND FUND")
                                 ONE GROUP WEST
     VIRGINIA MUNICIPAL BOND FUND (THE "WEST VIRGINIA MUNICIPAL BOND FUND")
                     ONE GROUP LOUISIANA MUNICIPAL BOND FUND
                      (THE "LOUISIANA MUNICIPAL BOND FUND")
       ONE GROUP OHIO MUNICIPAL BOND FUND (THE "OHIO MUNICIPAL BOND FUND")
   ONE GROUP KENTUCKY MUNICIPAL BOND FUND (THE "KENTUCKY MUNICIPAL BOND FUND")

          ONE GROUP TREASURY ONLY MONEY MARKET FUND (THE "TREASURY ONLY
                               MONEY MARKET FUND")
                     ONE GROUP GOVERNMENT MONEY MARKET FUND
                      (THE "GOVERNMENT MONEY MARKET FUND")
                              ONE GROUP TAX-EXEMPT
             MONEY MARKET FUND (THE "TAX-EXEMPT MONEY MARKET FUND")

 ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND (THE "INSTITUTIONAL PRIME MONEY
                                  MARKET FUND")
           ONE GROUP INVESTOR GROWTH FUND (THE "INVESTOR GROWTH FUND")
  ONE GROUP INVESTOR GROWTH & INCOME FUND (THE "INVESTOR GROWTH & INCOME FUND")
         ONE GROUP INVESTOR BALANCED FUND (THE "INVESTOR BALANCED FUND")
 ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND (THE "INVESTOR CONSERVATIVE GROWTH
                                     FUND")
           ONE GROUP SMALL CAP VALUE FUND (THE "SMALL CAP VALUE FUND")

       ONE GROUP DIVERSIFIED MID CAP FUND (THE "DIVERSIFIED MID CAP FUND")
 ONE GROUP DIVERSIFIED INTERNATIONAL FUND (THE "DIVERSIFIED INTERNATIONAL FUND")
    ONE GROUP MARKET EXPANSION INDEX FUND (THE "MARKET EXPANSION INDEX FUND")
                      ONE GROUP BOND FUND (THE "BOND FUND")
 ONE GROUP SHORT-TERM MUNICIPAL BOND FUND (THE "SHORT-TERM MUNICIPAL BOND FUND")
             ONE GROUP TAX-FREE BOND FUND (THE "TAX-FREE BOND FUND")
   ONE GROUP MICHIGAN MUNICIPAL BOND FUND (THE "MICHIGAN MUNICIPAL BOND FUND") ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND (THE "MICHIGAN MUNICIPAL MONEY
                                  MARKET FUND")
 ONE GROUP CASH MANAGEMENT MONEY MARKET FUND (THE "CASH MANAGEMENT MONEY
                                 MARKET FUND")
    ONE GROUP TREASURY CASH MANAGEMENT MONEY MARKET FUND (THE "TREASURY CASH
                         MANAGEMENT MONEY MARKET FUND")
 ONE GROUP TREASURY PRIME CASH MANAGEMENT MONEY MARKET FUND (THE "TREASURY PRIME
                       CASH MANAGEMENT MONEY MARKET FUND")
     ONE GROUP U.S. GOVERNMENT SECURITIES CASH MANAGEMENT MONEY MARKET FUND
          (THE "U.S. GOVERNMENT SECURITIES CASH MANAGEMENT MONEY MARKET
                                     FUND")
   ONE GROUP MUNICIPAL CASH MANAGEMENT MONEY MARKET FUND (THE "MUNICIPAL CASH
                         MANAGEMENT MONEY MARKET FUND")
               ONE GROUP REAL ESTATE FUND (THE "REAL ESTATE FUND")
                ONE GROUP TECHNOLOGY FUND (THE "TECHNOLOGY FUND")

   ONE GROUP U.S. GOVERNMENT SECURITIES MONEY MARKET FUND (THE "US GOVERNMENT
                        SECURITIES MONEY MARKET FUND"),

      ONE GROUP TREASURY PRIME MONEY MARKET FUND (THE "TREASURY PRIME MONEY
                                MARKET FUND"),

   ONE GROUP MORTGAGE-BACKED SECURITIES FUND (THE "MORTGAGE-BACKED SECURITIES
                FUND"), AND ONE GROUP HEALTH SCIENCES FUND
                  (EACH A "FUND," AND COLLECTIVELY THE "FUNDS")


              NOVEMBER 1, 2000 AS AMENDED FEBRUARY 1, 2001

This Statement of Additional Information is not a Prospectus, but supplements and should be read in conjunction with the Prospectuses dated November 1, 2000 and the Health Sciences Fund Prospectus dated February 1, 2001. This Statement of Additional Information is incorporated in its entirety into each Fund's Prospectus. The Annual Report for the Funds for the fiscal year ended June 30, 2000 is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report and each Prospectus are available without charge by writing to One Group Administrative Services, Inc., at 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 or by calling toll free
(800) 480-4111.

                                TABLE OF CONTENTS

                                                                                                                      Page
THE TRUST
INVESTMENT OBJECTIVES AND POLICIES................................................................................5
    Additional Information on Fund Instruments....................................................................5
        Asset-Backed Securities...................................................................................5
        Bank Obligations..........................................................................................5
        Commercial Paper..........................................................................................6
        Common Stock..............................................................................................6
        Convertible Securities....................................................................................6
        Demand Features...........................................................................................7
        Foreign Investments.......................................................................................7
            Risk Factors of Foreign Investments...................................................................7
            Limitations on the Use of Foreign Investments.........................................................8
        Foreign Currency Transactions.............................................................................8
            Position Hedging......................................................................................9
            Forward Foreign Currency Exchange Contracts...........................................................10
            Foreign Currency Futures Contracts....................................................................10
            Foreign Currency Options..............................................................................11
            Foreign Currency Conversion...........................................................................12
            Other Foreign Currency Hedging Strategies.............................................................12
            Risk Factors in Hedging Transactions..................................................................12
        Futures and Options Trading...............................................................................13
            Futures Contracts.....................................................................................13
            Limitations on the Use of Futures Contracts...........................................................14
            Risk Factors in Futures Transactions..................................................................14
            Options Contracts.....................................................................................15
            Purchasing Call Options...............................................................................16
            Writing (Selling) Covered Calls.......................................................................16
            Purchasing Put Options................................................................................17
            Secured Puts..........................................................................................17
            Straddles and Spreads.................................................................................17
            Risk Factors in Options Transactions..................................................................17
            Limitations on the Use of Options.....................................................................18
        Government Securities.....................................................................................18
        High Quality Investments With Regard to the Money Market and Institutional Money Market Funds.............19
        High Yield/High Risk Securities/Junk Bonds................................................................20
        Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds..........21
        Impact of Initial Public Offerings on Smaller Funds.......................................................23
        Index Shares..............................................................................................23
        Investment Company Securities.............................................................................23
        Loan Participations and Assignments.......................................................................23
        Mortgage-Related Securities...............................................................................24
            Mortgage-Backed Securities (CMOs and REMICs)..........................................................24

                                                                                                                      Page
            Limitations on the Use of Mortgage-Backed Securities..................................................     26
            Mortgage Dollar Rolls.................................................................................     27
            Stripped Mortgage-Backed Securities...................................................................     27
            Adjustable Rate Mortgage Loans........................................................................     28
            Risk Factors of Mortgage-Related Securities...........................................................     29
        Municipal Securities......................................................................................     30
            Risk Factors in Municipal Securities..................................................................     32
            Limitations on the Use of Municipal Securities........................................................     33
            Arizona Municipal Securities..........................................................................     33
            Kentucky Municipal Securities.........................................................................     34
            Louisiana Municipal Securities........................................................................     35
            Michigan Municipal Securities.........................................................................     35
            Ohio Municipal Securities.............................................................................     37
            West Virginia Municipal Securities....................................................................     37
         New Financial Products...................................................................................     38
         PERCS   .................................................................................................     38
         Preferred Stock..........................................................................................     38
         Real Estate Investment Trusts ("REITs")..................................................................     38
         Repurchase Agreements....................................................................................     39
         Reverse Repurchase Agreements............................................................................     40
         Restricted Securities....................................................................................     40
         Securities Lending.......................................................................................     41
         Short-term Funding Agreements............................................................................     41
         Structured Instruments...................................................................................     42
         Swaps, Caps and Floors...................................................................................     42
         Treasury Receipts........................................................................................     44
         U.S. Treasury Obligations................................................................................     44
         Variable and Floating Rate Instruments...................................................................     44
         Warrants.................................................................................................     45
         When-Issued Securities and Forward Commitments...........................................................     46
                Investment Restrictions...........................................................................     46
        Portfolio Turnover........................................................................................     54
        Additional Tax Information Concerning All Funds...........................................................     54
        Additional Tax Information Concerning the Tax-Advantaged Funds............................................     56
        Additional Tax Information Concerning the International Funds.............................................     58
        Foreign Tax Credit........................................................................................     59
        Additional Tax Information Concerning the Funds of Funds..................................................     59
        VALUATION
        Valuation of the Money Market and Institutional Money Market Funds........................................     60
        Valuation of the Equity Funds, the Bond Funds and the Municipal Bond Funds................................     60
        Additional Information Regarding The Calculation Of Per Share
        Net Asset Value...........................................................................................     61
        Additional Purchase And Redemption Information............................................................     63
        Exchanges.................................................................................................     63
        Redemptions...............................................................................................     64

                                                                                                                      Page
MANAGEMENT OF THE TRUST...........................................................................................    65
    Trustees & Officers...........................................................................................    65
    Investment Advisor and Sub-Advisors...........................................................................    69
    Codes of Ethics...............................................................................................    75

    Portfolio Transactions........................................................................................    76
    Administrator, Predecessor Administrators and Sub-Administrators .............................................    80
    Distribution Plan.............................................................................................    88
    Cash Compensation to Shareholder Servicing Agents.............................................................    90
    Custodian, Transfer Agent and Dividend Disbursing Agent.......................................................    90
    Subcustodian..................................................................................................    91
    Experts     ..................................................................................................    91
    ADDITIONAL INFORMATION........................................................................................    93
    Description of Shares.........................................................................................    93
    Shareholder and Trustee Liability.............................................................................    94
    Performance ..................................................................................................    95
    Calculation of Performance Data...............................................................................    95
    Miscellaneous.................................................................................................   111
    FINANCIAL STATEMENTS..........................................................................................   157

    Appendix A - Description of Ratings

                                    THE TRUST


         One Group Mutual Funds (the "TRUST") is an open-end management investment company. The Trust was formed as a Massachusetts Business Trust on May 23, 1985. The Trust changed its name from The One Group(R) to One Group Mutual Funds in March, 1999. The Trust consists of fifty-six series of units of beneficial interest ("SHARES") each representing interests in one of the following separate investment portfolios ("FUNDS"):

                  Money Market Funds: The U.S. Treasury Securities Money Market Fund (formerly, the U.S. Treasury Money Market Portfolio), the Prime Money Market Fund, the Municipal Money Market Fund (formerly, the Tax-Free Obligations Portfolio) the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund (formerly, Pegasus Michigan Municipal Money Market Fund), the U.S. Government Securities Money Market Fund, and the Treasury Prime Money Market Fund (these seven Funds being collectively referred to as the "MONEY MARKET FUNDS"),



                  Equity Funds: The Equity Income Fund (formerly, the Income Equity Fund), the Mid Cap Value Fund (formerly, the Disciplined Value
         Fund), the Mid Cap Growth Fund (formerly, the Growth Opportunities Fund and the Small Company Growth Fund), the Equity Index Fund, the International Equity Index Fund, the Large Cap Value Fund (formerly, the Large Company Value Fund and the Quantitative Equity Portfolio), the Large Cap Growth Fund (formerly, the Large Company Growth Fund), the Balanced Fund (formerly, the Asset Allocation Fund and the Flexible Balanced Portfolio), the Diversified Equity Fund (formerly, the Value Growth Fund), the Small Cap Growth Fund (formerly, the Small Capitalization Fund and the Gulf South Growth Fund), the Small Cap Value Fund (formerly, Pegasus Small-Cap Opportunity Fund), the Diversified Mid Cap Fund (formerly, Pegasus Mid-Cap Opportunity Fund), the Diversified International Fund (formerly, Pegasus International Equity Fund), the Market Expansion Index Fund (formerly, Pegasus Market Expansion Index Fund), the Real Estate Fund, the Technology Fund, and the Health Sciences Fund (these seventeen Funds being collectively referred to as the "EQUITY FUNDS"),

                  Bond Funds: The Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the Ultra Short-Term Bond Fund (formerly the Ultra Short-Term Income Fund and the Government ARM Fund), the Short-Term Bond Fund (formerly, the Limited Volatility Bond Fund), the Treasury & Agency Fund, the High Yield Bond Fund (formerly, the Income
         Fund), the Bond Fund (formerly, Pegasus Bond Fund), and the Mortgage-Backed Securities Fund (these nine Funds being collectively referred to as the "BOND FUNDS"),

                  Municipal Bond Funds: The Intermediate Tax-Free Bond Fund, the Municipal Income Fund (formerly the Tax-Free Bond Fund), the Tax-Free Bond Fund (formerly, Pegasus Municipal Bond Fund), the Short-Term Municipal Bond Fund (formerly, Pegasus Short Municipal Bond Fund), the Ohio Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Arizona Municipal Bond Fund, the Louisiana Municipal Bond Fund, and the Michigan Municipal Bond Fund (formerly, Pegasus Michigan Municipal Bond Fund) (these ten Funds being collectively referred to as the "MUNICIPAL BOND FUNDS"),

                  Institutional Money Market Funds: The Treasury Only Money Market Fund, the Government Money Market Fund, the Tax-Exempt Money Market Fund, the Institutional Prime Money Market Fund, the Cash Management Money Market Fund (formerly, Pegasus Cash Management Fund), the Treasury Cash Management Money Market Fund (formerly, Pegasus Treasury Cash Management Fund), the Treasury Prime Cash Management Money Market Fund (formerly, Pegasus Treasury Prime Cash Management
         Fund), the U.S. Government Securities Cash Management Money Market Fund (formerly, Pegasus U.S. Government Securities Cash Management Fund), and the Municipal Cash Management Money Market Fund (formerly, Pegasus Municipal Cash Management Fund) (these nine Funds being collectively referred to as the "INSTITUTIONAL MONEY MARKET FUNDS"),

                  Funds of Funds: The Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund (these four Funds being collectively referred to as the "FUNDS OF FUNDS").

Tax-Advantaged Funds: The Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, the Municipal Bond Funds, the Tax-Exempt Money Market Fund, and the Municipal Cash Management Money Market Fund are also referred to as the "TAX-ADVANTAGED FUNDS."

International Funds: The Diversified International Fund and the International Equity Index Fund are also referred to as the "INTERNATIONAL FUNDS."

Cash Management Funds: The Cash Management Money Market Fund, the Treasury Cash Management Money Market Fund, the Treasury Prime Cash Management Money Market Fund, the U.S. Government Securities Cash Management Money Market Fund, and the Municipal Cash Management Money Market Fund are also referred to as the "CASH MANAGEMENT FUNDS."

Diversification. All of the Trust's Funds are diversified, as defined under the Investment Company Act of 1940, as amended (the "1940 ACT"), except the following which are non-diversified:

1.   the Ohio Municipal Bond Fund,
2.   the Kentucky Municipal Bond Fund,
3.   the West Virginia Municipal Bond Fund,
4.   the Arizona Municipal Bond Fund,
5.   the Michigan Municipal Bond Fund,
6.   the Michigan Municipal Money Market Fund,
7.   the Ohio Municipal Money Market Fund,
8.   the Louisiana Municipal Bond Fund,

9.   the Real Estate Fund,
10.  the Technology Fund,
11.  the Health Sciences Fund

Share Classes. Shares in the Funds of the Trust (other than the Institutional Money Market Funds and the Money Market Funds) are generally offered in four separate classes: Class I Shares, Class A Shares, Class B Shares and Class C Shares. The following chart shows the share classes offered (or which are anticipated to be offered) by each of the Funds as of the date of this Statement of Additional Information:

                                                                                                 Service
          FUND                                        Class A           Class B      Class C      Class      Class S       Class I
          ----                                        -------           -------      -------      -----      -------       -------
1.  Small Cap Growth..............................        X                 X            X                                    X
2.  Small Cap Value...............................        X                 X            X                                    X
3.  Mid Cap Growth................................        X                 X            X                                    X
4.  Mid Cap Value.................................        X                 X            X                                    X
5.  Diversified Mid Cap...........................        X                 X            X                                    X
6.  Large Cap Growth..............................        X                 X            X                                    X
7.  Large Cap Value...............................        X                 X            X                                    X
8.  Equity Income.................................        X                 X            X                                    X
9.  Diversified Equity............................        X                 X            X                                    X
10. Balanced......................................        X                 X            X                                    X
11. Equity Index..................................        X                 X            X                                    X
12. Market Expansion Index........................        X                 X            X                                    X
13. International Equity Index....................        X                 X            X                                    X
14. Diversified International.....................        X                 X            X                                    X
15. Real Estate...................................       X*                X*           X*                                   X*
16. Ultra Short-Term Bond.........................        X                 X                                                 X
17  Short-Term Bond...............................        X                 X                                                 X
18. Intermediate Bond.............................        X                 X            X                                    X
19. Bond..........................................        X                 X            X                                    X
20. Income Bond...................................        X                 X            X                                    X
21. Government Bond...............................        X                 X            X                                    X
22. Treasury & Agency.............................        X                 X          X**                                    X
23. High Yield Bond...............................        X                 X            X                                    X
24. Short-Term Municipal Bond.....................        X                 X                                                 X
25. Intermediate Tax-Free Bond....................        X                 X                                                 X
26. Tax-Free Bond.................................        X                 X                                                 X
27. Municipal Income..............................        X                 X            X                                    X
28. Arizona Municipal Bond........................        X                 X                                                 X
29. Kentucky Municipal Bond.......................        X                 X                                                 X
30. Louisiana Municipal Bond......................        X                 X                                                 X
31. Michigan Municipal Bond.......................        X                 X                                                 X
32. Ohio Municipal Bond...........................        X                 X                                                 X
33. West Virginia Municipal Bond..................        X                 X                                                 X
34. Investor Growth...............................        X                 X            X                                    X
35. Investor Growth & Income......................        X                 X            X                                    X
36. Investor Balanced.............................        X                 X            X                                    X
37. Investor Conservative Growth..................        X                 X            X                                    X
38. Cash Management Money Market..................        X***                                                               X***
39. Treasury Cash Management Money Market.........        X***                                                               X***
40. Treasury Prime Cash Management Money Market...        X***                                                               X***
41. U.S. Government Securities Cash
    Management Money Market.......................        X***                                                               X***
42. Municipal Cash Management Money Market........        X                                                                   X
43. Prime Money Market............................        X                 X            X           X                        X
44. U.S. Treasury Securities Money Market.........        X                 X            X           X                        X
45. Municipal Money Market........................        X                            X**           X                        X
46. Michigan Municipal Money Market...............        X                            X**         X**                        X
47. Ohio Municipal Money Market...................        X                            X**         X**                        X
48. Treasury Prime Money Market...................       X*                             X*          X*                         X*
49. U.S. Government Securities Money Market.......       X*                             X*          X*                         X*
50. Institutional Prime Money Market..............                                                                 X           X
51. Treasury Only Money Market....................                                                                 X           X
52. Government Money Market.......................                                                                 X           X
53. Tax-Exempt Money Market.......................                                                                X*           X*
54. Technology....................................         X                 X            X                                    X
55. Mortgage-Backed Securities....................         X                                                                   X
56. Health Sciences Fund..........................         X*                X*           X*                                   X*

* As of the date of this Statement of Additional Information, the Fund had not commenced operations.
** As of the date of this Statement of Additional Information, the shares had not commenced operations.
*** The Fund has discontinued public sale of shares to new investors, but shareholders who have existing Fund accounts may make additional investments.

Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund's Prospectus.

Pegasus Consolidation. In March, 1999, the Funds of the Trust consolidated with the Pegasus Funds pursuant to an Agreement and Plan of Reorganization. Except for the Funds listed below, One Group Mutual Funds are considered to be the surviving funds for accounting purposes. The following list shows the name of the former Pegasus funds that are considered to be the surviving funds for accounting purposes and the current name of such Funds:

         Name of Former Pegasus Fund                                   One Group Mutual Funds' Name
1.    Pegasus Multi-Sector Bond Fund                         1.   the Income Bond Fund
2.    Pegasus Intermediate Bond Fund                         2.   the Intermediate Bond Fund
3.    Pegasus Small-Cap Opportunity Fund                     3.   the Small Cap Value Fund
4.    Pegasus Mid-Cap Opportunity Fund                       4.   the Diversified Mid Cap Fund
5.    Pegasus International Equity Fund                      5.   the Diversified International Fund
6.    Pegasus Market Expansion Index Fund                    6.   the Market Expansion Index Fund
7.    Pegasus Bond Fund                                      7.   the Bond Fund
8.    Pegasus Short Municipal Bond Fund                      8.   the Short-Term Municipal Bond Fund
9.    Pegasus Municipal Bond Fund                            9.   the Tax-Free Bond Fund
10.   Pegasus Michigan Municipal Bond Fund                   10.  the Michigan Municipal Bond Fund
11.   Pegasus Michigan Municipal Money Market Fund           11.  the Michigan Municipal Money Market Fund
12.   Pegasus Cash Management Fund                           12.  the Cash Management Money Market Fund
13.   Pegasus Treasury Cash Management Fund                  13.  the Treasury Cash Management Money Market Fund
14.   Pegasus Treasury Prime Cash Management Fund            14.  the Treasury Prime Cash Management Money Market Fund
15.   Pegasus U.S. Government Securities Cash                15.  the U.S. Government Securities Cash Management
      Management Fund                                             Money Market Fund
16.   Pegasus Municipal Cash Management Fund                 16.  the Municipal Cash Management Money Market Fund

These 16 Funds are collectively referred to as the PREDECESSOR FUNDS. Individual Predecessor Funds are identified in this Statement of Additional Information by their One Group Mutual Funds' names.

                       INVESTMENT OBJECTIVES AND POLICIES


         The following policies supplement each Fund's investment objective and policies as set forth in the respective Prospectus for that Fund. The Funds are advised by Banc One Investment Advisors Corporation ("BANC ONE INVESTMENT ADVISORS"). In addition, Banc One High Yield Partners, LLC (the "HIGH YIELD SUB-ADVISOR" or the "SUB-ADVISOR") serves as sub-advisor for the Income Bond Fund and the High Yield Bond Fund. When this Statement of Additional Information indicates that an action or determination may be taken or made by Banc One Investment Advisors, such action or determination may be taken or made with respect to the Income Bond Fund or the High Yield Bond Fund by the High Yield Sub-Advisor subject to the supervision of Banc One Investment Advisors.

Additional Information on Fund Instruments

Asset-Backed Securities


         Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.


         Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Bank Obligations


         Bank obligations consist of bankers' acceptances, certificates of deposit, and time deposits.


         Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).


         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, and in certificates of deposit of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.


         The Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including banker's acceptances and certificates of deposit) denominated in foreign currencies (see "Foreign Investments" herein).


         Time Deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. All of the Funds utilize Demand Deposits in connection with their day-to-day operations. Time deposits will be maintained only at banks or savings and loan associations from which a Fund could purchase certificates of deposit.


Commercial Paper

          Commercial paper consists of promissory notes issued by corporations. Although such notes are generally unsecured, the Funds may also purchase secured commercial paper. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds only purchase commercial paper that meets the following criteria:


          Bond Funds. The Short-Term Bond Fund, the Intermediate Bond Fund, the Bond Fund. the Ultra Short-Term Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") (such as A-2 or better by Standard & Poor's Corporation ("S&P"), P-2 or better by Moody's Investors Service, Inc. ("MOODY'S") or F-2 or better by Fitch IBCA ("FITCH")) or if unrated, determined by Banc One Investment Advisors Corporation ("BANC ONE INVESTMENT ADVISORS") to be of comparable quality. The High Yield Bond Fund and the Income Bond Fund may purchase commercial paper in any rating category by at least one NRSRO, or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

          Municipal Bond Funds. The Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

          Money Market Funds. The Money Market Funds (other than the U.S. Treasury Securities Money Market Fund), may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

          Institutional Money Market Funds. The Cash Management Money Market Fund and the Municipal Cash Management Money Market Fund may purchase commercial paper rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

          Equity Funds. The Equity Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

Some of the above Funds may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Common Stock

          Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors. (Equity securities such as common stock will generally comprise no more than 10% of the High Yield Bond Fund's total assets).

Convertible Securities


          Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Funds' base their selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.


Demand Features

         Some of the Funds may acquire securities that are subject to puts and standby commitments ("DEMAND FEATURES") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security.


         Under a "STAND-BY COMMITMENT," a dealer would agree to purchase, at a Fund's option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options. A Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

         The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible.

Foreign Investments


         Some of the Funds may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. European Depositary Receipts and Global Depositary Receipts are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

          Risk Factors of Foreign Investments

          Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

          Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

          Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

     Currency Risk. Foreign securities are typically denominated in foreign currencies. The value of a Fund's investments denominated in foreign currencies and any funds held in foreign currencies will be affected by:

     . Changes in currency exchange rates;

     . The relative strength of those currencies and the U.S. dollar; and

     . Exchange control regulations.

     Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to Shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of the International Funds to achieve their investment objective may depend, to a certain extent, on exchange rate movements.

     By investing in foreign securities, the International Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by a Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of the International Funds, when included in appropriate amounts in a portfolio otherwise consisting of domestic equity and debt securities, will provide a source of increased diversification.

     The International Funds seek increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends.

     . The international investments of the International Equity Index Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by one of the Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

     . The Diversified International Fund invests primarily in the securities of companies located in Europe, Asia and Latin America. The Fund may also invest in other regions and countries that present attractive investment opportunities, including developing countries. Because the Fund may invest over 25% of its total assets in a single country, political and economic developments in that country will have a greater impact on the performance of the Fund than would be the case if the Fund were more widely diversified.

     Limitations on the use of Foreign Investments. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Equity Funds (with the exception of the International Funds) and the Income Bond, the High Yield Bond, the Bond, the Short-Term Bond Fund, and the Mortgage-Backed Securities Fund.

Foreign Currency Transactions

     The International Funds may engage in various strategies to hedge against interest rate and currency risks. These strategies may consist of use of any of the following, some of which also have been described above: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and interest rate and currency swaps, caps and floors. The International Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund's investments in foreign securities. The International Funds may enter into such transactions only in connection with hedging strategies.

     While a Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or currency exchange rates occur.

     The International Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract. Each International Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

     Transaction Hedging. When the International Funds engage in transaction hedging, they enter into foreign currency transactions with respect to specific receivables or payables of the Funds generally arising in connection with the purchase or sale of their portfolio securities. The International Funds will engage in transaction hedging when they desire to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the International Funds will attempt to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     The International Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The International Funds may also enter into contracts to purchase or sell foreign currencies at a future date ("FORWARD CONTRACTS"). Although there is no current intention to do so, the International Funds reserve the right to purchase and sell foreign currency futures contracts traded in the United States and subject to regulation by the CFTC.

     For transaction hedging purposes the International Funds may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

     Position Hedging. When engaging in position hedging, the International Funds will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which Banc One Investment Advisors expects to purchase, when the Fund holds cash or short-term investments. In connection with the position hedging, a Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. The International Funds may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the United States and subject to regulation by the CFTC, although the International Funds have no current intention to do so.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, the International Funds may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Although the International Funds have no current intention to do so, the International Funds may write covered call options on up to 100% of the currencies in its portfolio to offset some of the costs of hedging against fluctuations in currency exchange rates.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the International Funds own or expect to purchase or sell. They simply seek to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

     Forward Foreign Currency Exchange Contracts. The International Funds, for hedging purposes only, may purchase forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancellable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are entered into directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Foreign Currency Futures Contracts. The International Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund will enter into foreign currency futures contracts solely for bona fide hedging or other appropriate risk management purposes as defined in CFTC regulations.

     When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

     Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

     In addition to the margin requirements discussed above, transactions in currency futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures or forward contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures or forward contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures or forward contract, could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures or forward contract, it may cover by owning the instruments or currency underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures or forward contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund.

     At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the International Funds intend to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Foreign Currency Options. The International Funds may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     A Fund is authorized to purchase or sell listed foreign currency options, and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the ECU) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate. The International Funds will not speculate in foreign currency options, futures or related options or currency swap contracts. Accordingly, the International Funds will not hedge a currency substantially in excess (as determined by Banc One Investment Advisors) of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the cases of securities which have been sold by a Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the International Funds will segregate, at its Custodians, U.S. government or other high quality securities having a market value representing any subsequent net decrease in the market value of such hedged positions including net positions with respect to cross-currency hedges. The International Funds may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3% of its total assets from foreign currency options, futures, related options and forward currency transactions.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and the International Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund's investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust's Board of Trustees.

     Risk Factors in Hedging Transactions

     Imperfect Correlation. Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in the security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund's securities.

     Liquidity. In addition, these instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

     Judgement of the Advisor and the International Sub-Advisor. Successful use of hedging instruments by the International Funds is subject to the ability of the Banc One Investment Advisors and/or the International Sub-Adviser, in the case of the International Equity Index Fund to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of Banc One Investment Advisors or the International Sub-Advisor are not met, a Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

                           FUTURES AND OPTIONS TRADING

     Some of the Funds may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

Futures Contracts

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be utilized by the Funds with respect to fixed-income securities, foreign currencies, or financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodities Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Margin Requirements

     The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits

     . are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded,

     . may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM, and

     .    are similar to good faith deposits or performance bonds.

     Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which they do business and by depositing margin payments in a segregated account with the Trust's custodian.

     SEC Segregation Requirements

     In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contacts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position.

     Liquidity Impact of Margin and SEC Segregation Requirements

     Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Limits on Futures Contracts

     The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In addition, none of the Equity Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund's total assets.

Purpose of Utilizing Futures

     A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

     If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

     Risk Factors in Futures Transactions

     Liquidity. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

     Risk of Loss. Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the Advisor's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Funds will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

     Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

                                Options Contracts

     Some of the Funds may use options on securities or futures contracts to reduce investment risk. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (the "strike price"). The purchase price of an option is referred to as its "premium." Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. If an option is not exercised prior to its expiration, it becomes worthless. This means the buyer has lost the premium paid, while the seller (the "writer") has received a premium without being required to perform. Increased market volatility and relatively longer remaining life spans generally increase the value of options by increasing the probability of market swings favorable to the holder and unfavorable to the writer during the life of the option.

     . A CALL OPTION gives the buyer the right to purchase a security at a specified price (the "exercise price") at any time until a certain date. So long as the obligation of the writer of a call option continues, the writer may be required to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer closes the transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation under a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A call option is "in-the-money" if the strike price is below current market levels and "out-of-the-money" if the strike price is above current market level.

     . A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The writer of a put option must purchase futures contracts or securities at a strike price if the option is exercised. A put option is "in-the-money" if the strike price is above current market levels and "out-of-the-money" if the strike price is below current market levels.

     . A COVERED OPTION is an option written by a party who owns the underlying position,

     .    AN OPENING TRANSACTION is the initial purchase or sale of an option.

     . A CLOSING TRANSACTION is a transaction which effectively ends an option writer's financial exposure to an existing option obligation. A closing transaction involves entering into an option contract that has the reverse effect of that being closed out. Such an option will be on the same security with the same exercise price and expiration date as the option contract originally opened. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was written, depending in large part upon the relative price of the underlying security at the time of each transaction. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security.

     Purchasing Call Options

     Certain Funds may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     Writing (Selling) Covered Call Options

     Some of the Funds may write covered call options and purchase options to close out options previously written by the Fund. A Fund's purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Funds will write covered call options on securities which, in the opinion of the Investment Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which a Fund already owns.

     Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, which a Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

     The security covering the call will be maintained in a segregated account of the Fund's custodian. Unlike one who owns a security not subject to an option, a Fund has no control over when it may be required to sell the underlying security, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be "called away" at a price substantially below the fair market value of the security. Additionally, when a security is called away, the Fund's turnover rate will increase, which would cause a Fund to incur additional brokerage expenses. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

     The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy which limits the pledging or mortgaging of its assets. Call options written by a Fund will normally have expiration dates of less than nine months from the date written.

     The premium received is the market value of an option. In determining whether a particular call option should be written, the Advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

     From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing transaction on a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     Purchasing Put Options

     Certain Funds may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by the transaction cost.

     Writing (Selling) Secured Puts

     Certain Funds may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

     Engaging in Straddles and Spreads

     Certain Funds also may engage in straddles and spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. The Fund will sell a straddle when Banc One Investment Advisors or the applicable Sub-Advisor believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits the Fund to make a hedged investment that the price of a security will increase or decline.

     Risk Factors in Options Transactions

          Risk of Loss in Purchasing Transactions. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of the options.

          Risk of Loss in Writing (Selling) Options. When it writes a covered call option, a Fund runs the risk that it will be forced to sell a security it owns at below its market value or, alternatively, incur a loss in otherwise extinguishing its obligation under the covered call option. When it writes a secured put option, a Fund runs the risk that it will be required to buy a security at above its market price or, alternatively, incur a loss in otherwise extinguishing its obligation under the secured put option.

          Judgment of Advisor. The successful use of the options strategies depends on the ability of the Advisor to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. A Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, however, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

          Liquidity. If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A lack of liquidity may limit a Fund's ability to realize its profits or limit its losses.

          Market Restrictions. Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

          Foreign Investment Risks. Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

     Limitations on the use of Options

     Each Fund will limit the writing of put and call options to 25% of its net assets. Some Funds may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker/Dealers with whom the Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

Government Securities

     Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GINNIE MAE") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association ("FANNIE MAE"), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("FREDDIE MAC") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when Banc One Investment Advisors or the applicable Sub-Advisor believes that the credit risk with respect thereto is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see "Investment Objectives and Policies--Mortgage-Related Securities" in this Statement of Additional Information.

High Quality Investments with Regard to the Money Market and Institutional Money Market Funds

     The Money Market Funds and Institutional Money Market Funds, may invest only in obligations determined by the Fund's investment Advisor, Banc One Investment Advisors to present minimal credit risks under guidelines adopted by the Trust's Board of Trustees.

     The U.S. Treasury Securities Money Market Fund, the Treasury Only Money Market Fund, the Treasury Cash Management Money Market Fund, and the Treasury Prime Cash Management Money Market Fund may only invest in U.S. Treasury bills, notes and other U.S. Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the U.S. Treasury Securities Money Market Fund and the Treasury Cash Management Money Market Fund may be subject to repurchase agreements.

     The Government Money Market Fund and the U.S. Government Securities Cash Management Money Market Fund invest exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

     With regard to the Money Market Funds and the Institutional Money Market Funds, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO in the case of single-rated securities; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs or (iii) do not possess a rating (i.e., are unrated) but are determined by Banc One Investment Advisors to be of comparable quality to the rated instruments eligible for purchase by the Trust under guidelines adopted by the Board of Trustees (collectively, "ELIGIBLE SECURITIES"). A security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Banc One Investment Advisors to be comparable in priority and security to the obligation selected for purchase by the Trust.

     A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by Banc One Investment Advisors to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Banc One Investment Advisors. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the top three highest rating categories.

     Eligible Securities include First-Tier Securities and Second-Tier Securities. First-Tier Securities include those that possess a rating in the highest category, in the case of a single-rated security, or at least two ratings in the highest rating category, in the case of multiple-rated securities, or, if the securities do not possess a rating, are determined to be of comparable quality by Banc One Investment Advisors pursuant to the guidelines adopted by the Board of Trustees. Second-Tier Securities are all other Eligible Securities.

     Each Money Market Fund (other than the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund) and Institutional Money Market Funds (other than the Tax-Exempt Money Market Fund and the Municipal Cash Management Money Market Fund) will not invest more than 5% of its total assets in the First Tier Securities of any one issuer (as defined by or permitted under Rule 2a-7). In addition, each Fund (other than the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, the Municipal Cash Management Money Market Fund and the Tax-Exempt Money Market Fund) may not invest more than 5% of its total assets in Second Tier Securities, with investment in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of a Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and, with respect to each Money Market Fund and each Institutional Money Market Fund (other than the Treasury Only Money Market Fund and the Treasury Prime Cash Management Money Market Fund), repurchase agreements fully collateralized by such obligations.

     Under the guidelines adopted by the Trust's Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, Banc One Investment Advisors may be required to promptly dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

     A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

High Yield/High Risk Securities/Junk Bonds

     Some of the Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB or lower by S&P and BA or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high risk investments. The risks include the following:

     Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of their investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

     Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.

     Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

     Liquidity. There may be no established secondary or public market for investments in lower rated securities. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

     High Yield Bond Market. Unlike investment grade securities (including securities which were investment grade when issued but have fallen below investment grade), the track record for bond default rates on new issues of non-investment grade bonds is relatively short. It may be that future default rates on new issues of non-investment grade securities will be more widespread and higher than in the past, especially if economic conditions deteriorate.

     Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

     New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Portfolio's investments in lower rated securities.

     High yield, high risk investments may include the following:

          Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

          Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

          Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

          Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

          Private Placements. These are bonds sold directly to a small number of investors, usually institutional, without registration under the Securities Act of 1933.

          Convertible Securities. These are bonds or preferred stock that convert to common stock.

          Preferred Stock. These are stocks that generally pay a dividend at a specified rate and which have preference over common stock in the payment of dividends and in liquidation.

          Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries ("LDC'S").

This foregoing list is not definitive. The prospectus and this Statement of Additional Information list additional types of permissible investments. Such investments may be purchased by some of the Funds even if they are classified as non-investment grade securities.

Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds

     Equity Index Fund. The Equity Index Fund attempts to track the performance of the S&P 500 Index (the "INDEX") to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by Standard & Poor's Corporation ("S&P") and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

     S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. "S&P 500" is a service mark of S&P.

     The weights of stocks in the Index are based on each stock's relative total market value, i.e., market price per share times the number of Shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

     Banc One Investment Advisors generally selects stocks for the Equity Index Fund in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund's assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.

     Market Expansion Index Fund. The Market Expansion Index Fund invests in a representative sampling of stocks of medium-sized and small U.S. companies that are included in the Standard & Poor's SmallCap 600 Index and the Standard & Poor's MidCap 400 Index (the "INDICES") and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. (Not all of the stocks in the Indices are included in the Fund). The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the combined Indices of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the combined Indices. The Fund's ability to correlate its performance with the combined Indices, however, may be affected by, among other things, changes in securities markets, the manner in which the Indices are calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select other indices if such a standard of comparison is deemed to be more representative of the performance of common stocks.

     The Indices are determined, composed and calculated by S&P without regard to the Market Expansion Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Market Expansion Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Market Expansion Index Fund or as to the ability of the Indices to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein.

     International Equity Index Fund. It is anticipated that the indexing approach that will be employed by the International Equity Index Fund will be an effective method of substantially tracking percentage changes in the Gross Domestic Product ("GDP") weighted MSCI EAFE Index (the "INTERNATIONAL INDEX"). The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the International Index of at least 0.95, without taking into account expenses. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the International Index in both rising and falling markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the International Index. The Fund's ability to correlate its performance with the International Index, however, may be affected by, among other things, changes in securities markets, the manner in which the International Index is calculated by Morgan Stanley Capital International ("MSCI") and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

     MSCI computes and publishes the International Index. MSCI also computes the country weights which are established based on annual GDP data. Gross Domestic Product is defined as a country's Gross National Product, or total output of goods and services, adjusted by the following two factors: net labor income (labor income of domestic residents working abroad less labor income of foreigners working domestically) plus net interest income (interest income earned from foreign investments less interest income earned from domestic investments by foreigners). Country weights are thus established in proportion to the size of their economies as measured by Gross Domestic Product, which results in a more uniform distribution of capital across the EAFE markets than if capitalization weights were used as the basis. The country weights within the International Index are systematically rebalanced annually to the most recent GDP weights.

     MSCI chooses the stocks to be included in the International Index largely on a statistical basis. Inclusion of a stock in the International Index in no way implies an opinion by MSCI as to its attractiveness as an investment. The International Index is determined, composed and calculated by MSCI without regard to the International Equity Index Fund. MSCI is neither a sponsor of, nor in any way affiliated with the International Equity Index Fund, and MSCI makes no representation or warranty, expressed or implied on the advisability of investing in the International Equity Index Fund or as to the ability of the International Index to track general stock market performance, and MSCI disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the International Index or any data included therein. "MSCI EAFE Index" is a service mark of MSCI.

Impact of Initial Public Offerings on Smaller Funds

     Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Index Shares

     Certain of the Funds may invest in Index Shares. Index Shares are ownership interests in unit investment trusts, closed-end funds, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield. Index shares include Standard & Poor's Depository Receipts ("SPDRS") and Nasdaq-100 Trusts (NASDAQ-100S). Nasdaq-100s and SPDRs are interests in unit investment trusts. New types of Index Shares continue to be developed such as select sector SPDRs and other Index Shares that are designed to track indices other than the S&P 500 Index or Nasdaq 100 Index. In the future, the Portfolios may invest in these types of Index Shares.

     SPDRs invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. Nasdaq-100s invest in a securities portfolio that includes substantially all of the securities of the Nasdaq-100 index. SPDRs and Nasdaq 100's are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs and Nasdaq-100s will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the SPDR or Nasdaq-100s to service providers. Nasdaq-100 Shares are subject to risks specific to the performance of a few component securities that currently represent a highly concentrated weighting in the Nasdaq-100 Index. SPDRs distribute dividends on a quarterly basis.

     The investment vehicles issuing Index Shares are not actively managed. Rather, the investment vehicle's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

A Fund will limit its investments in any one issue of Index Shares to 5% of the Fund's total assets and 3% of the outstanding voting securities of the Index Share issue. Moreover, a Fund's investments in all Index Shares will not exceed 10% of the Fund's total assets, when aggregated with all other investments in investment companies.

Investment Company Securities

     Some of the Funds may invest up to 5% of their total assets in the securities of any one investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. These limits do not apply to the Funds of Funds. Other investment company securities may include securities of a money market fund of the Trust, and securities of other money market funds for which Banc One Investment Advisors or its affiliate serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Funds may cause Shareholders to bear duplicate fees. Banc One Investment Advisors will waive its fee attributable to the assets of the investing fund invested in a money market fund of the Trust and in other funds advised by Banc One Investment Advisors. Banc One Investment Advisors will waive its fees attributable to the assets of any Fund invested in any investment company if required by the laws of any state in which shares of the Trust are sold.

Loan Participations and Assignments

     Some of the Funds may invest in fixed and floating rate loans ("Loans"). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions ("Lenders"). Generally, the Funds invest in Loans by purchasing Loan Participations ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

     Typically, a Fund will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Fund has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     Limitations on Investments in Loan Participations and Assignments. Loan participants and assignments may be illiquid. As a result, a Fund will invest no more than 15% (10% for the Money Market Funds and Institutional Money Market Funds) of its net assets in these investments. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of a Participation or Assignment for purposes of the Fund's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

     Risk Factors of Loan Participations and Assignments. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities when valuing the Fund's securities and calculating its net asset value.

Mortgage-Related Securities

     Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). (A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments).

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

-    various governmental agencies such as Ginnie Mae;

-    government-related organizations such as Fannie Mae and Freddie Mac;

- non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

          Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae's guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

          Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

          Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     CMOs and guaranteed REMIC pass-through certificates ("REMIC CERTIFICATES") issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "MORTGAGE ASSETS"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

     Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

     Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

     REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

     CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and "parallel pay" CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-BONDS"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC CERTIFICATES"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit- related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

     Limitations on the use of Mortgage-Backed Securities

          Equity Funds. The Balanced Fund, the Small Cap Value Fund, the Diversified Mid Cap Fund, the Technology Fund, and the Diversified International Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through Securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

          Bond Funds. The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other Bond Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. The Short-Term Bond Fund, the Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Mortgage-Backed Securities Fund, and the Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisor to be of comparable quality. The Income Bond Fund and the High Yield Bond Fund can invest in mortgage-backed securities in ANY rating category.

          Municipal Bond Funds. The Municipal Bond Funds may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisor to be of comparable quality.

          Money Market Funds. The Government Money Market Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other Money Market Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Prime Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund may invest in mortgage-backed securities that are rated in one of the two highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

          Institutional Money Market Funds. The Institutional Money Market Funds (other than the Municipal Cash Management Money Market Fund and the Cash Management Money Market Fund) may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The Municipal Cash

     Management Money Market Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. With respect to the Institutional Money Market Funds, mortgage-backed securities must be rated in one of the two highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

     Mortgage Dollar Rolls. Some of the Funds may enter into Mortgage Dollar Rolls in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The Funds benefit to the extent of:

     . any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop"); or

     . fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.


     Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon Banc One Investment Advisors' ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

     Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets ("IOS"), while the other class will receive all of the principal ("POS"). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

    In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

     Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, the Portfolios may lose money on investments in SMBS.

     Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

     Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

     Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. Banc One Investment Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

     The Bond Funds (other than the Treasury & Agency Fund), the Municipal Bond Funds, and the Balanced Fund may invest in SMBS to enhance revenues or hedge against interest rate risk. The Funds may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitations on investments in illiquid securities.

     Adjustable Rate Mortgage Loans. The Bond Funds and the Balanced Fund, may invest in adjustable rate mortgage loans ("ARMS"). The Treasury & Agency Fund may buy only government ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "MORTGAGE INTEREST RATES") may be subject to periodic adjustment based on changes in the applicable index rate (the "INDEX RATE"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "MAXIMUM ADJUSTMENT"). Other ARMs ("NEGATIVELY AMORTIZING ARMS") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

     Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

     Risks Factors of Mortgage-Related Securities

          Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

          Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

          Market Value. The market value of the Fund's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

          Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

          Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

     Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

     1.   bridges,
     2.   highways,
     3.   roads,
     4.   schools,
     5.   waterworks and sewer systems, and
     6.   other utilities.

Other public purposes for which Municipal Securities may be issued include:

     1.   refunding outstanding obligations,
     2.   obtaining funds for general operating expenses and
     3.   obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as "PRIVATE ACTIVITY BONDS" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide

     1.   water, sewage and solid waste facilities,
     2.   qualified residential rental projects,
     3.   certain local electric, gas and other heating or cooling facilities,
     4.   qualified hazardous waste facilities,
     5.   high-speed intercity rail facilities,
     6. governmentally-owned airports, docks and wharves and mass transportation facilities,
     7.   qualified mortgages,
     8.   student loan and redevelopment bonds, and
     9. bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as "INDUSTRIAL DEVELOPMENT BONDS" under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

     1.   privately operated housing facilities,
     2.   sports facilities,
     3.   industrial parks,
     4.   convention or trade show facilities,
     5.   airport, mass transit, port or parking facilities,
     6.   air or water pollution control facilities,
     7.   sewage or solid waste disposal facilities, and
     8.   facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

     The two principal classifications of Municipal Securities consist of "general obligation" and "limited" (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).



     The Portfolios may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Portfolio that may purchase municipal securities may purchase:

     1.   Short-term tax-exempt General Obligations Notes,
     2.   Tax Anticipation Notes,
     3.   Bond Anticipation Notes,
     4.   Revenue Anticipation Notes,
     5.   Project Notes, and
     6.   Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

-    general money market conditions,

-    coupon rate,

-    the financial condition of the issuer,

-    general conditions of the municipal bond market,

-    the size of a particular offering,

-    the maturity of the obligations, and

-    the rating of the issue.

The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Banc One Investment Advisors will consider such an event in determining whether the Portfolio should continue to hold the obligations.

Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Risk Factors in Municipal Securities

          Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

          Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

     - the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

     -    the value of the bonds may be reduced;

     - you and other Shareholders may be subject to unanticipated tax liabilities;

     -    a Portfolio may be required to sell the bonds at the reduced value;

     -    it may be an event of default under the applicable mortgage;

     -    the holder may be permitted to accelerate payment of the bond; and

     -    the issuer may be required to redeem the bond.

     In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable.

          Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

          State and Federal Laws. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

          Litigation and Current Developments. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Securities in the same manner.

          New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

     Limitations on the use of Municipal Securities

     As a matter of fundamental policy, under normal market conditions, at least 80% of the total assets (net assets in the case of the Louisiana Municipal Bond
Fund) of each of the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, the Municipal Income Fund, the Intermediate Tax-Free Bond Fund, the Ohio Municipal Bond Fund, the Michigan Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Arizona Municipal Bond Fund, and the Tax-Exempt Money Market Fund will be invested in Municipal Securities. Other Funds may also invest in Municipal Securities if Banc One Investment Advisors determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

     The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

     The Tax-Advantaged Funds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

     Arizona Municipal Securities

     As used in the Prospectus and this Statement of Additional Information, the term "Arizona Municipal Securities" refers to debt securities which are issued by or on behalf of Arizona or its respective authorities, agencies, instrumentalities and political subdivisions and which produce interest which, in the opinion of counsel for the issuer, is exempt from both federal income tax and Arizona personal income tax.

     Risk Factors Regarding Investments in Arizona Municipal Securities. Over the past several decades, Arizona's economy has grown faster than most other regions of the country. During the last decade, Arizona's population increased 22% to 4.87 million, and is expected to increase another 2.7% per year through 2002. Arizona's employment increased 5.6% in 1996, 4.4% in 1997, 4.7% in 1998, and 4.2% in 1999, and is projected to increase 3.9% in 2000 and 3.6% in 2001 -- a total of 164,000 new jobs -- which is approximately 2 to 3 times the national rate. The state's unemployment rate was 5.5% in 1996, 4.0% in 1997, 4.1% in 1998 and 4.4% in 1999.

     Arizona's per capita personal income has generally varied between 5% and 15% below the national average due to such factors as the chronic poverty on the state's Indian reservations, the states relatively high number of retirees and children, and the state's below-average wage scale. Nevertheless, Arizona's aggregate personal income grew from $60.9 billion in 1990 to $100.6 billion in 1998, an increase of 65.2% and an average annual growth rate of 8.1% per year, from 1998 to 1999, average per capita income increased by 4.5%.

     Despite an increase in population, employment and aggregate personal income, retail sales growth rates declined between 1994 and 1997, but have recently begun to rise again. The retail sales growth rate was 7.8% for fiscal year 1997-98 and 8.2% for fiscal year 1998-99.

     After experiencing several years of budget shortfalls requiring mid-year adjustments, the State of Arizona has had significant budget surpluses each year from 1993 through 1998. During fiscal year 1999, a significant portion of the accumulated surpluses were committed to construction and renovation of public school facilities, reducing the projected surplus at June 30, 1998 to approximately $70 million. An amendment to the Arizona Constitution requiring a 2/3 majority vote in both houses of the Legislature to enact any tax or fee increase limits the state's ability to raise additional revenue when needed, but Arizona has placed some of its surplus revenues in a rainy-day fund to address this risk.

     Recently, however, an initiative petition was filed with the Arizona Secretary of State seeking to place on the November 2000 general election ballot a proposed amendment to the Arizona Constitution which, if approved by a majority of the voters at the election, would repeal the authority of the Arizona Legislature or any political subdivision of the state to impose income taxes, effective January 1, 2005, and would require that any state legislation providing for a new tax, an increase in an existing tax rate or a reduction or elimination of any tax deduction, exemption, exclusion or credit be approved not only by a two-thirds vote of each house of the Arizona Legislature but also by a majority vote of the electors voting in the succeeding general election. It is unclear whether the proposed amendment will appear on the ballot, if it does, whether it will be approved and, if it is, what effect such approval would have on state revenues or operations. However, some sources have suggested that as much as one-half of the state's current revenues would be eliminated. Any such action would not affect state or local bonds payable from ad valorem (property) taxes or revenues.

     The State of Arizona, as such, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority and the Water Infrastructure Authority of Arizona is each authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided interests in lease payments to be made by the state pursuant to lease-purchase agreements that are subject to annual appropriations by the Arizona legislature.

     The Arizona Constitution limits the amount of debt that can be issued by the state's counties, cities, towns, school districts and other municipal corporations in the form of indebtedness payable from property taxes or other general fund sources. In general, those political subdivisions may not become indebted in an amount exceeding six percent of the value of the taxable property in the political subdivision without the approval of a majority of the qualified electors voting at an election. Furthermore, no county or school district may become indebted in an amount exceeding 15% (30% for unified school districts) of the value of taxable property, even with voter approval. In addition, with voter approval, incorporated cities or towns may become indebted in an amount up to 20% of the value of taxable property for purposes of supplying water, light, sewers, open space preserves, parks, playgrounds and recreational facilities. These constitutional debt limits generally do not apply to revenue bonds payable from a special fund revenue source.

     In July 1994, the Arizona Supreme Court ruled that Arizona's system for financing public education created substantial disparities in facilities among school districts and, therefore, violated the provisions of the Arizona Constitution which require the Legislature to establish and maintain "a general and uniform public school system." After several attempts, each of which were held to be unconstitutional by the Arizona Supreme Court, the Arizona Legislature enacted legislation in July 1998, which establishes a centralized state school capital finance system and, among other things, substantially limits the ability of school districts to issue bonds. This legislation should have no effect on the obligation or ability of Arizona school districts to pay debt service on currently outstanding bonds.

     Kentucky Municipal Securities

     As used in the Prospectus and this Statement of Additional Information, the term "Kentucky Municipal Securities" refers to debt securities which are issued by or on behalf of Kentucky or its respective authorities, agencies, instrumentalities, municipal corporations, and political subdivisions and which produce interest which, in the opinion of counsel for the issuer, is exempt from both federal income tax and Kentucky personal income tax.

     Risk Factors Regarding Investments in Kentucky Municipal Securities. For calendar year 1999, Kentucky's per capita income ranked 43rd in the nation and was 81% of the national average. The most current audited financial statements for Kentucky indicate a surplus of funds in the General Fund of $422,400,000 as of June 30, 1999, which was $147,008,000 above the budgeted balance.

     The municipal securities of many states constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This has not been the case in Kentucky until recent years. Municipal securities in Kentucky have generally been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short term basis. This situation began to change in the late 1990s after a decision of Kentucky's Supreme Court regarding an earlier amendment to the Kentucky Constitution. The decision has confirmed that local governmental entities in Kentucky may now issue general obligation debt instruments. The Commonwealth itself, and its agencies, are still bound by the prior rule and may not issue general obligation bonds without a statewide election. The Fund is not required to invest any particular percentage of its assets in Kentucky Municipal Securities which are general obligations of issuers with substantial assets.

     Louisiana Municipal Securities

     As used in the Prospectus and this Statement of Additional Information, the term "Louisiana Municipal Securities" refers to debt securities which are issued by or on behalf of Louisiana or its respective authorities, agencies, instrumentalities and political subdivisions and which produce interest which, in the opinion of counsel for the issuer, is exempt from both federal income tax and Louisiana personal income tax.

     Risk Factors Regarding Investments in Louisiana Municipal Securities. The State of Louisiana continues to consolidate its economic and financial gains after a period of difficulty. In the mid-1980's, abrupt declines in the price of oil disrupted both the economy and financial operations of the State. Recent years have generally produced operating surpluses and major financial issues, such as Medicaid and risk management, have been addressed. Louisiana has reduced its per capita debt to more moderate levels in recent years. Available general fund revenue was $4,455,000 in fiscal year 1998/1999.

     Louisiana's economy is resource based, led by oil and gas, but agribusiness and tourism are also significant components. Growth in the service employment sector is providing more diversity, but the State is still very dependent on oil and gas for direct or indirect employment and income. The price of oil is estimated at $24 per barrel in fiscal year 1999/2000.

     Increases in personal income exceed the national rates during 1990 to 1994 on both a total and per capita basis, but these increases have slowed in recent years. During the next two fiscal years, personal income in the state is projected to increase by 4.2%. With regard to employment, Louisiana's annual average employment growth rate was 1.3% during fiscal year 1999/2000 and is projected to be 1.6% for 2000/2001.

     Michigan Municipal Securities

     As used in the Prospectus and this Statement of Additional Information, the term "Michigan Municipal Securities" refers to debt securities which are issued by or on behalf of Michigan or its respective authorities, agencies, instrumentalities and political subdivisions and which produce interest which, in the opinion of counsel for the issuer, is exempt from both Federal income tax and Michigan income tax.

     Risk Factors Regarding Michigan Municipal Securities. The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

     Total State wage and salary employment is estimated to have grown by 1.2% in 1999. The rate of unemployment is estimated to have been 3.6% in 1999, below the national average for the sixth consecutive year. Personal income grew at an estimated 4.5% annual rate in 1999.

     During the past five years, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 1999 is estimated to have been in excess of $1.1 billion.

     The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

     The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

     The Michigan Constitution limits State general obligation debt to (i) short term debt for State operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

     The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 1999, the State had approximately $870 million of general obligation bonds outstanding.

     The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

     The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

     On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4% (since reduced to 4.3% in 2000 and 4.2% in 2001), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

     Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     A state economy during a recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

     Ohio Municipal Securities

     As used in the Prospectuses and this Statement of Additional Information, the term "Ohio Municipal Securities" refers to debt securities which are issued by or on behalf of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions which produce interest which, in the opinion of counsel for the issuer, are exempt from both federal income tax and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities

     The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio Municipal Securities in the Funds of the Trust or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

     Since the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund invest primarily in Ohio Municipal Securities, the value of each Fund's Shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio Municipal Securities to meet their obligations. As a result, the value of the Shares of the Ohio Municipal Bond Fund and the Ohio Municipal Money Market Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of Ohio state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

     West Virginia Municipal Securities

     As used in the Prospectus and this Statement of Additional Information, the term "West Virginia Municipal Securities" refers to debt securities which are issued by or on behalf of West Virginia or its authorities, agencies, instrumentalities and political subdivisions and which produce interest which, in the opinion of counsel for the issuer, is exempt from federal income tax and is generally exempt from West Virginia income tax.

     Risk Factors Regarding Investments in West Virginia Municipal Securities. Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia's economy and of the financial condition of its state and local governments and their agencies.

     West Virginia's economy is relatively stable. Coal mining, chemicals and manufacturing make up an important part of that economy. The coal industry, in particular, is under increased scrutiny which may affect the economic feasibility of conducting mining operations in the future. State and local governments continue to make concentrated efforts to encourage diversification of the State's economy with some success. However, unemployment for the State continues to exceed the national average.

     In recent years, the State and local government have had adequate financial resources. But, with little or no population growth, unemployment statewide remaining above the national average, the continuing decline in school enrollment, and an aging population, the government and school boards continue to struggle to produce sufficient revenues to fund operations to support public education.

New Financial Products

     New options and futures contracts and other financial products, and various combinations options and futures contracts continue to be developed . These various products may be used to adjust the risk and return characteristics of each Fund's investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer's credit risk. If market conditions do not perform consistent with expectations, the performance of each Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

PERCS*

     The Equity Funds may invest in Preferred Equity Redemption Cumulative Stock ("PERCS") which is a form of convertible preferred stock that actually has more of an equity component than it does fixed income characteristics. These instruments permit companies to raise capital via a surrogate for common equity. PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. Issuers pay holders a substantially higher dividend yield than that on the underlying common, and in exchange, the holder's appreciation is capped, usually at about 30 percent. PERCS are callable at any time. The PERC is mandatorily convertible into common stock, but is callable at any time at an initial call price that reflects a substantial premium to the stock's issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

     *PERCS is a registered trademark of Morgan Stanley, which does not sponsor and is in no way affiliated with One Group.

Preferred Stock

     Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions.

Real Estate Investment Trusts ("REITS")

     Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

 .    limited financial resources;

 .    infrequent or limited trading;

 .    more abrupt or erratic price movements than larger company securities.

     In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Repurchase Agreements

     Under the terms of a repurchase agreement, a Fund would acquire securities from a seller, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

     If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain foreign jurisdictions confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subject to U.S. law) the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by a Fund under the 1940 Act.

     Repurchase Agreement Counterparties. For Funds other than the International Funds, repurchase counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers which Banc One Investment Advisors deems creditworthy under guidelines approved by the Board of Trustees. In the case of the International Funds, repurchase counterparties include banks or foreign banks with total assets in excess of $1 billion or broker-dealers which may or may not be registered, which Banc One Investment Advisors deems creditworthy under guidelines approved by the Board of Trustees.

Reverse Repurchase Agreements

     Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account assets, such as cash or liquid securities consistent with the Fund's investment restrictions and having a value equal to the repurchase price (including accrued interest), and would subsequently monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Fund under the 1940 Act. The Institutional Prime Money Market Fund, the Government Money Market Fund, and the Treasury Only Money Market Fund are not permitted to borrow money for temporary purposes by entering into reverse repurchase agreements.

Restricted Securities

     Some of the Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by Banc One Investment Advisors, as liquid and not subject to the investment limitation applicable to illiquid securities.

     The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 ("RULE 144A"). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed Banc One Investment Advisors to consider the following criteria in determining the liquidity of certain restricted securities:

     .    the frequency of trades and quotes for the security;

     . the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     .    dealer undertakings to make a market in the security; and

     .    the nature of the security and the nature of the marketplace trades.

     Certain Section 4(2) commercial paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust's liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

     . The 4(2) paper must not be traded flat or in default as to principal or interest;

     . The 4(2) paper must be rated in one of the two highest rating categories by a least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by Banc One Investment Advisors to be of equivalent quality; and

     . Banc One Investment Advisors must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program; and

     . Banc One Investment Advisors shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 15% (10% for Money Market Funds and Institutional Money Market Funds) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of One Group Mutual Funds, unless Banc One Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% (10% for Money Market Funds and Institutional Money Market Funds) of its net assets; and

     . Banc One Investment Advisors shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently that quarterly.

Securities Lending

     To generate additional income, each of the Funds, except the Cash Management Money Market Funds, the U.S. Treasury Securities Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Money Market Fund, the Municipal Bond Funds, the Treasury Prime Money Market Fund, the U.S. Government Securities Money Market Fund, and the Funds of Funds, may lend up to 33 1/3% of such Fund's total assets pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of cash, such securities, shares, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds receive payments from the Borrowers equivalent to the dividends and interest which would have been earned the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, or commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Fund's prospectus. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Banc One Investment Advisors to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of Banc One Investment Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are therefore, not considered to be illiquid investments.

Short-Term Funding Agreements

To enhance yield, some Funds may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICs"), while those issued by banks are referred to as Bank Investment Contracts ("BICs"). Pursuant to such agreements, the Funds make cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Funds on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

     The Funds will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Funds to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Funds only if, at the time of purchase, no more than 15% of the Fund's net assets (10% of a Money Market Fund's or Institutional Money Market Fund's net assets) will be invested in short-term funding agreements and other illiquid securities.

Structured Instruments

     Structured instruments are debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

     The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

     While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by Banc One Investment Advisors, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps and Floors."

     The Funds will invest only in structured securities that are consistent with each Fund's investment objective, policies and restrictions and Banc One Investment Advisors' outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, the Funds will not invest in structured instruments if the terms of the structured instrument provide that the Funds may be obligated to pay more than their initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

     Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid, and will limit their investments in such instruments to no more than 15% (10% with respect to a Money Market Fund and Institutional Money Market Funds) of each Fund's net assets, when combined with all other illiquid investments of each Fund.

Swaps, Caps and Floors

     Certain of the Funds may enter into swaps, caps, and floors (collectively, "Swap Contracts") on various securities (such as U.S. Government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Fund's investments are traded. Some transactions may reduce each Fund's exposure to market fluctuations while others may tend to increase market exposure. The Funds may enter into these transactions to manage their exposure to changing interest rates or other market factors or for non-hedging purposes. Although different from options, futures, and options on futures , Swap Contracts are used by the Funds for similar purposes (i.e., risk management, hedging, and as a substitute for direct investments in underlying securities) and therefore, expose the Funds to generally the same risks and opportunities as those investments..."

     Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

     Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

     Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

     Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, each Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. In addition, the Fund may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Funds may enter into swaps that require transfers of collateral for changes in market value.

     In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

     In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract prior to its maturity. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after Banc One Investment Advisors or the applicable Sub-Advisor has determined that it would be prudent to close out or offset the first swap contract.

     The Funds (other than the High Yield Bond Fund) will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

     The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Fund securities transactions. If Banc One Investment Advisors is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will accelerate gain to the Funds.

     The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Funds will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Funds intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid, high grade debt securities, the Funds and Banc One Investment Advisors believe that swaps do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to each Fund's borrowing restrictions. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' Custodian. Each of the Bond Funds generally will limit their investments in swaps, caps and floors to 25% of its total assets.

Treasury Receipts

     Certain of the Funds may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts ("TRS"), Treasury Investment Growth Receipts ("TIGRS"), and Certificates of Accrual on Treasury Securities ("CATS").

U.S. Treasury Obligations

     The Funds may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). The Funds may also invest in Inflation Indexed Treasury Obligations.

Variable and Floating Rate Instruments

     Certain obligations purchased by some of the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

     VARIABLE AMOUNT MASTER DEMAND NOTES are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Banc One Advisers or the Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

     Some of the Funds subject to their investment objective policies and restrictions, may acquire VARIABLE AND FLOATING RATE INSTRUMENTS. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Some of the Funds may purchase EXTENDABLE COMMERCIAL NOTES. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

     A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by Banc One Investment Advisors under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Banc One Investment Advisors or the applicable Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market, could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund's assets at a favorable rate of return.

     With respect to the Money Market Funds and the Institutional Money Market Funds, variable or floating rate instruments with stated maturities of more than 397 days may, under the Securities and Exchange Commission's amortized cost rule, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

     (1) Adjustable Rate Government Securities. A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

     (2) Short-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     (3) Long-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     (4) Short-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

     (5) Long-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days notice.

     Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 10% (with respect to the Money Market Funds and Institutional Money Market Funds) or 15% (with respect to all Funds, other than the Money Market Funds and Institutional Money Market Funds, which can purchase such notes) of the Fund's net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid. If not rated, such instruments must be found by Banc One Investment Advisors or the Sub-Advisor, under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P, Moody's, and Fitch used in this paragraph, please read "Appendix A --Description of Ratings".

Warrants

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-Issued Securities and Forward Commitments

     Some Funds may purchase securities on a "when-issued" and forward commitment basis. When a Fund agrees to purchase securities on this basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Funds may purchase securities on a when-issued basis when deemed by Banc One Investment Advisors to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Funds generally will not pay for such securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When Banc One Investment Advisors purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. The Fund's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, when a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

     In a forward commitment transaction, the Funds contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Funds are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid high-grade debt obligations in an amount sufficient to meet the purchase price. Alternatively, the Funds may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

     Limitations on the Use of When Issued Securities and Forward Commitments. No Fund intends to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of Banc One Investment Advisors to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund's total assets, and a commitment will not exceed 90 days. A Fund may dispose of a when-issued security or forward commitment prior to settlement if Banc One Investment Advisors or the applicable Sub- Advisor deems it appropriate to do so.

Investment Restrictions

     The following investment restrictions are FUNDAMENTAL and may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund. See "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information.

FUNDAMENTAL POLICIES

     Each of the Equity Funds (other than the Health Sciences Fund) may not:

     1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% (25% with respect to the Technology Fund) of the total assets of a Fund would be invested in the securities of such issuer or a Fund (with the exception of the Technology
Fund) would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% (50% with respect to the Technology
Fund) of a Fund's assets. With respect to One Group Equity Index Fund, no more than 10% of the Fund's assets may be invested in securities issued or guaranteed by the United States, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered securities issued or guaranteed by the United States, its agencies or instrumentalities ("Government Securities") for purposes of the Equity Index Fund's 10% limitation on investments in Government Securities.

     2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; (ii) with respect to the Real Estate Fund, this limitation does not apply to investments in the real estate industry; and (iii) with respect to the Technology Fund, this limitation does not apply to the technology sector. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

  The Health Sciences Fund may not:

     1. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to an industry or group of industries in the health sciences sector. Companies in an industry or group of industries in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     2. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending; and (iv) make loans to the extent permitted by an exemptive order issued by the Securities and Exchange Commission.

Under normal conditions, the Health Sciences Fund will invest at least 25% of its total assets in one or more industries in the health sciences sector.

             Each of the Bond Funds may not:

             1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

             2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) with respect to the Mortgage-Backed Securities Fund, mortgage-backed securities; or (ii) with respect to the all of the Bond Funds, the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

             3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

             Each of the Fund of Funds may not:

             1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of regulated investment companies, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

             2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except for investments in One Group funds, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in this Statement of Additional Information.


     Each of the Money Market Funds and the Institutional Prime Money Market Fund may not:


     1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with the Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law and also provided that with respect to the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund, as to 50% of such Fund's assets, the Fund may invest up to 25% of its assets in the securities of a single issuer. With respect to the remaining 50% of its total assets, the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund may not purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.


     2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Prime Money Market Fund and the Institutional Prime Money Market Fund, (i) this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers' acceptances and repurchase agreements involving such securities; (ii) this limitation does not apply to securities issued by companies in the financial services industry;
(iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Prime Money Market Fund, the Institutional Prime Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Ohio Municipal Securities for purposes of the Ohio Municipal Money Market Fund, nor Municipal Securities for purposes of the Prime Money Market Fund, the Institutional Prime Money Market Fund and the Municipal Money Market Fund.

     3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in this Statement of Additional Information.


     With respect to the Institutional Money Market Funds (except the Institutional Prime Money Market Fund):


     The Treasury Only Money Market Fund may not:

     1. Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury.

     2. Invest in any securities subject to repurchase agreements.


     The U.S. Treasury Securities Money Market Fund may not:

     1. Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

     The Government Money Market Fund may not:

     1. Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.


     Each of the Institutional Money Market Funds (except the Institutional Prime Money Market Fund) may not:

     1. Borrow money or issue senior securities, except that each Fund may borrow from banks for temporary purposes in amounts up to 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the respective Fund's total assets at the time of its borrowing.

     2. Purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the respective Fund's net assets.

     3. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and, if consistent with such Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.


     With respect to the Municipal Bond Funds:

     The Tax-Free Bond Fund, the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund and the Municipal Income Fund may not:


     1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

     2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.


     The Arizona Municipal Bond Fund, the West Virginia Municipal Bond, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund, the Kentucky Municipal Bond Fund, and the Michigan Municipal Bond Fund may not:


     1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 25% of the total assets of a Fund would be invested in the securities of such issuer. This restriction applies to 50% of a Fund's assets. With respect to the remaining 50% of its total assets, a Fund may not purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.


     2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities, Kentucky Municipal Securities, Arizona Municipal Securities, West Virginia Municipal Securities, Louisiana Municipal Securities, and Michigan Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. In addition, with respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, for purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental issued shall not be deemed to be Municipal Securities or Arizona Municipal Securities (for the Arizona Municipal Bond Fund) or West Virginia Securities (for the West Virginia Municipal Bond Fund).


     None of the Municipal Bond Funds may:

     1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

     None of the Funds may:

     1. Purchase securities on margin or sell securities short except, in the case of the Municipal Bond Funds, for use of short-term credit necessary for clearance of purchases of portfolio securities.

     2. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

     3. Purchase or sell commodities or commodity contracts (including futures contracts), except that for bona fide hedging and other permissible purposes:
(i) the Equity, Bond and International Funds may purchase or sell financial futures contracts and (except for the Treasury & Agency Fund) may purchase call or put options on financial futures contracts, and (ii) the International Equity Index Fund and Diversified International Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on appropriate U.S. exchanges, and may purchase or sell foreign currency on a spot basis.

     4. Except for the Treasury & Agency Fund, purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Securities Money Market, Treasury Only Money Market and Government Money Market Fund in marketable securities of companies engaged in such activities are not hereby precluded).

     5. Invest in any issuer for purposes of exercising control or management.

     6. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

     7. Purchase or sell real estate (however, each Fund except the Money Market Funds may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

     8. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. This policy is non-fundamental with respect to the Health Sciences Fund.


     In addition, the U.S. Treasury Securities Money Market, the Prime Money Market and the Institutional Money Market Funds (except for the Cash Management Funds) may not:

     1. Buy common stocks or voting securities.


     In addition, the U.S. Treasury Securities Money Market Fund and the Government Money Market Fund may not:

     1. Buy state, municipal, or private activity bonds.



NON-FUNDAMENTAL POLICIES


     The following investment restrictions are NON-FUNDAMENTAL except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

     No Fund may:


     1. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund's net assets (10% of net assets for a Fund that is a Money Market Fund or an Institutional Money Market Fund). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. (This restriction is fundamental with respect to the Ohio Municipal Money Market Fund.)

     2. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, other than the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund.

     The foregoing percentages apply at the time of purchase of a security. Banc One Investment Advisors or the applicable Sub-Advisor shall report to the Board of Trustees promptly if any of a Fund's investments are no longer determined to be liquid or if the market value of Fund assets has changed if such determination or change causes a Fund to hold more than 15% (10% in the case of a Fund that is a Money Market Fund or an Institutional Money Market Fund) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless Banc One Investment Advisors or the applicable Sub- Advisor is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% (or 10% in the case of a Fund that is a Money Market Fund) of its net assets.


     Additionally, although not a matter controlled by their fundamental investment restrictions, so long as their shares are registered under the securities laws of the State of Texas, the Prime Money Market Fund and the Ohio Municipal Money Market Fund will: (i) limit their investments in other investment companies to no more than 10% of each Fund's total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of
Section 123.3 of the Texas State Statute, not to exceed .25% in 12b-1 and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.


     In addition, the Intermediate Tax-Free Bond Fund will not invest more than 25% of its assets in municipal securities that are related in such a way that a political, economic or business development affecting one security will also affect other municipal securities.


     The Health Sciences Fund may not purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving such securities) if as a result more than 25% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 50% of the Fund's assets. With respect to the remaining 50% of its total assets, the Health Sciences Fund may not purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

Temporary Defensive Positions.


To respond to unusual market conditions, the Funds may invest their assets in cash or CASH EQUIVALENTS (see below) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund's prospectus. Cash Equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. Government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Portfolio Turnover


     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnovers with respect to all of the Money Market Funds were zero for the period from the commencement of their respective operations to June 30, 2000 and are expected to remain zero.

The portfolio turnover rates of the Funds for the fiscal years ended June 30, 2000 and 1999 were as follows:


                    ONE GROUP MUTUAL FUNDS PORTFOLIO TURNOVER


                                                     Fiscal Year Ended
                                                         June 30,
                                                         --------
Fund                                                2000           1999
----                                                ----           ----

Equity Income..............................         15.82%         16.22%
Mid Cap Value..............................        110.43%        115.65%
Mid Cap Growth.............................        181.78%        141.46%
Equity Index...............................          7.89%          5.37%
Large Cap Value............................        131.95%         40.69%
Balanced...................................         57.08%         85.81%
International Equity Index.................         13.85%         33.99%
Large Cap Growth...........................        123.21%         86.34%
Short-Term Bond............................         25.93%         37.22%
Intermediate Tax-Free Bond.................         86.32%        108.41%
Municipal Income...........................        100.61%         55.03%
Ohio Municipal Bond........................         35.46%         13.69%
Government Bond............................         25.30%         80.86%
Ultra Short-Term Bond......................         32.68%         38.70%
Kentucky Municipal Bond....................         21.82%          6.30%
Arizona Municipal Bond.....................         19.28%         16.29%
W. Virginia Municipal Bond.................         24.67%         15.24%
Louisiana Municipal Bond...................         17.27%         19.67%
Diversified Equity.........................         37.98%         50.82%
Small Cap Growth...........................        163.03%        127.83%
Investor Growth............................         28.66%         14.62%
Investor Growth & Income...................         21.50%         17.87%
Investor Conservative Growth...............         23.76%          9.73%
Investor Balanced..........................         20.99%         13.51%
High Yield Bond............................         35.14%         28.02%
Treasury & Agency..........................         30.02%         76.73%
Small Cap Value ...........................        146.46%         50.90%##**
Diversified Mid Cap........................         70.01%          23.53%##**
Diversified International..................         17.05%           2.96%##**
Market Expansion Index.....................         64.29%          36.50%##**
Bond.......................................         16.19%          10.89%##**
Income Bond................................         25.10%          20.55%##**
Intermediate Bond..........................          6.08%           9.24%##**
Short-Term Municipal Bond..................        113.70%          74.84%##**
Tax-Free Bond..............................         44.41%          37.90%##**
Michigan Municipal Bond....................         33.34%          10.60%##**
Technology ................................            NA*             NA#
Real Estate ...............................            NA*             NA#
Mortgage-Backed Securities ................            NA*             NA#
Health Sciences............................            NA*             NA#

*    As of June 30, 2000, the Fund had not commenced operations.
** Prior to March 1999, the Predecessor Fund had a fiscal year end of December 31st. See the table on the next page for information on portfolio turnover for the fiscal year ending December 31, 1998.
#    As of June 30, 1999, the Fund had not commenced operations
## In March, 1999, the Predecessor Fund changed its fiscal year end from December 31st to June 30th. The Portfolio Turnover Rate is for the period beginning January 1, 1999 and ending June 30, 1999.

     Some of the Funds listed above had portfolio turnover rates in excess of 100%. This means that these Funds sold and replaced over 100% of their investments. The high portfolio turnover rates for these Equity Funds resulted from various factors, including profit-taking and disposition by the Small Cap Growth, Small Cap Value, Mid Cap Growth and Mid Cap Value Funds of securities of small- and mid-cap companies, respectively, whose capitalizations had moved into the mid- and large-cap range, and thus, were no longer eligible holdings for the Funds. The high portfolio turnover rates for the Municipal Income Fund and the Short-Term Municipal Bond Fund resulted from various factors including market volatility and responses to changes in the liquidity and risk profile of the municipal bond market. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to Shareholders. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making portfolio decisions.


     Prior to the consolidation with the One Group Mutual Funds, the fiscal year end for the Predecessor Funds was December 31st. The portfolio turnover rates of these Funds for the fiscal year ended December 31, 1998 was as follows:


                                                            Fiscal Year Ended
                                                               December 31,
Fund                                                               1998
----                                                               ----
Small Cap Value ......................................            42.39%
Diversified Mid Cap...................................            26.89%
Diversified International.............................             8.50%
Market Expansion Index................................            20.18%*
Bond..................................................            34.69%
Income Bond...........................................            41.69%
Intermediate Bond.....................................            50.32%
Short-Term Municipal Bond.............................            32.23%**
Tax-Free Bond.........................................            22.05%
Michigan Municipal Bond...............................            23.33%

*    Portfolio turnover rate for the period July 31, 1998 through December 31,
     1998.

**   Portfolio turnover rate for the period May 4, 1998 through December 31,
     1998.

Additional Tax Information Concerning all Funds

     Each Fund is treated as a separate entity for federal income tax purposes and is not combined with One Group's other funds. Each Fund intends to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Funds so qualify, they will pay no federal income tax on the earnings they distribute to shareholders and they will eliminate or reduce to a nominal amount the federal income taxes to which they may be subject.

     In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies (to the extent such currency gains are directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to stock or securities) or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least 90% of the sum of (a) its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and
(b) its net tax-exempt interest. Each Fund of the Trust intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

     If a Fund failed to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

     Generally, regulated investment companies that do not distribute in each calendar year an amount at least equal to the sum of (i) 98% of their "ordinary income" (as defined) for the calendar year, (ii) 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year, and (iii) any undistributed amounts from the previous year, are subject to a non-deductible excise tax equal to 4% of the undistributed amounts. For purposes of the excise tax, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Each Fund of the Trust intends to make sufficient distributions to avoid liability for the excise tax.

     Shareholders of the Funds will generally be subject to federal income tax on distributions received from the Funds. Dividends that are attributable to a Fund's net investment income will be taxed to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess, if any, of net long-term capital gains over net short-term capital losses) that are designated by a Fund as capital gain dividends will generally be taxable to a Shareholder receiving such distributions as long-term capital gain (generally taxed at a 20% tax rate for non-corporate Shareholders) regardless of how long the Shareholder has held its shares. Distributions in excess of a Fund's current and accumulated "earnings and profits" will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder's basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder's basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


     The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months (generally taxed at a 20% tax rate for non-corporate shareholders), and otherwise as short-term capital gain or loss. For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than five years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election. However, if a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders including the Funds of Funds. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

     Certain securities purchased by the Funds (such as STRIPS, CUBES, TRS, TIGRS, and CATS), as defined in "Details About the Funds' Investment Practices and Policies" in the Funds' Prospectuses, are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when Banc One Investment Advisors would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.


     A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any individual Shareholder who has provided to the Fund either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the Shareholder's ultimate federal tax liability.


     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund of the Trust. Further tax information regarding the Tax-Advantaged Funds and the International Funds is included in following sections of this Statement of Additional Information. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes.

     The foregoing discussion and the discussion below regarding the Tax-Advantaged Funds, the International Funds and the Funds of Funds are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning The Tax-Advantaged Funds

     The Code permits a regulated investment company which has invested, at the close of each quarter of its taxable year, at least 50% of its total assets in tax-free Municipal Securities and other securities the interest on which is exempt from the regular federal income tax to pay exempt-interest dividends to its Shareholders.

     The policy of each Tax-Advantaged Fund is to distribute each year as exempt-interest dividends substantially all the Fund's net exempt-interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Advantaged Fund and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of the Fund's taxable year, which does not exceed, in the aggregate, the net interest income from Municipal Securities and other securities the interest on which is exempt from the regular federal income tax received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from a Tax-Advantaged Fund during such year, regardless of the period for which the Shares were held.

     Exempt-interest dividends may generally be treated by a Tax-Advantaged Fund's Shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. However, each Shareholder of a Tax-Free Fund is advised to consult his or her tax advisor with respect to whether such Shareholder may be treated as a "Substantial User" or a "Related

Person" to such user under Section 147(a) of the Code with respect to facilities financed through any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a)(i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or (ii) who occupies more than 5% of the usable area of the facility or (b) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.

     "Related Persons" includes certain related natural persons, affiliated corporations, partners and partnerships.


     Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be taken into account in determining alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and the federal alternative minimum tax applicable to corporations. In the case of corporations, all tax-exempt interest dividends will be taken into account in determining adjusted current earnings for the purpose of computing the federal alternative minimum tax imposed on corporations.


     Current federal law limits the types and volume of bonds qualifying for Federal income tax exemption of interest, which may have an effect on the ability of the Funds to purchase sufficient amounts of tax exempt securities to satisfy the Code's requirements for the payment of "exempt-interest" dividends.



     All or a portion of interest on indebtedness incurred or continued by a Shareholder to purchase or carry Fund shares may not be deductible by the Shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of net capital gain) paid to the Shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Each Tax-Advantaged Fund may at times purchase Municipal Securities (or other securities the interest on which is exempt from the regular federal income tax) at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of the market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.

     Each Tax-Advantaged Fund may acquire rights regarding specified portfolio securities under puts. See "Futures and Options Trading." The policy of each Tax-Free Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Funds could acquire under the 1940 Act. Therefore, although a Tax-Advantaged Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Fund.

     Following is a brief discussion of treatment of exempt-interest dividends by certain states.

     Arizona Taxes. Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the state of Arizona and its political subdivisions ("LOCAL OBLIGATIONS"). Interest from Local Obligations however, may be includable in Federal gross income.

     Kentucky Taxes. Fund shares are currently exempt from the Kentucky tax on intangible property. The Kentucky Supreme Court recently held that corporate shares are not subject to the Kentucky intangible property tax because of an exemption for shares of certain corporations with in-state activities which the Court held to violate the Commerce Clause of the U.S. Constitution. The Kentucky Revenue Cabinet has announced that, in light of the ruling, it will not, as a matter of policy, require that the Kentucky intangible property tax be paid on any portion of the value of shares of any mutual fund. Previously the Cabinet had required owners of shares of mutual funds to pay tax on the portion of their share value representing underlying fund assets not exempt from the tax. The Cabinet could change this policy in the future. The Kentucky General Assembly could re-enact the intangible tax on corporate shares and other similar securities without the exemption found objectionable by the Court. There is no assurance that the Fund shares will remain free from the Kentucky intangible property tax.

     Michigan Taxes. Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder's business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

     West Virginia Taxes. Shareholders may reduce their West Virginia adjusted gross income ("AGI") for that portion of the interest or dividends they receive which represents interest or dividends of the Fund on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia personal income tax by Federal or West Virginia law. Shareholders may also reduce their West Virginia AGI for that portion of interest or dividends received from the Fund derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities of the United States.

     However, shareholders cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any Federal law exemption, such as that accorded "exempt-interest dividends;" and they must increase their West Virginia AGI by the amount of such interest or dividend income. Also, a shareholder must increase his West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder's Federal AGI.

     The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of Shares of a Tax-Advantaged Fund. Additional tax information concerning all Funds of the Trust is contained in the immediately preceding section of this Statement of Additional Information. No attempt is made to present a complete explanation of the state income tax treatment of each Tax-Advantaged Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Tax-Advantaged Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Additional Tax Information Concerning The International Funds

     Transactions of the International Funds in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the Shareholders as such when it is distributed to them.

     Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) will (under regulations to be issued) constitute qualifying income for purposes of the 90% test only to the extent that they are directly related to the trust's business of investing in stock or securities.

     Investment by the International Funds in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on proceeds from the sale of its investment in such a company or other distributions from such a company, which tax cannot be eliminated by making distributions to Shareholders of the International Funds. If the International Funds elect to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the International Funds do not expect to make such an election. Rather, the Funds intend to avoid such tax or other charge by making an election to mark gains (and to a limited extent, losses) from such investments to market annually.

     The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Tax Credit


     If more than 50% of an International Fund's total assets at year end consist of the debt and equity securities of foreign corporations, the Fund may elect to permit its Shareholders who are U.S. citizens to claim a foreign tax credit or deduction on their U.S. income tax returns for their pro rata share of foreign taxes paid by the Fund. In that case, Shareholders will be required to include in gross income their pro rata share of foreign taxes paid by the Fund. Each Shareholder may then claim a foreign tax credit or a tax deduction that would offset some or all of the increased tax liability. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the income to an International Fund flows through to the Fund's Shareholders. In addition, no credit will be allowed for foreign taxes paid in respect of any dividend on stock paid or accrued after September 4, 1997 unless the stock was held (without protection from risk of loss) for at least 16 days during the 30-day period beginning 15 days before the ex-dividend date. For certain preferred stock the holding period is 46 days during the 90-day period beginning 45 days before the ex-dividend date. This means that (i) Shareholders not satisfying this holding period requirement may not claim foreign tax credits in respect of their shares, and (ii) the Fund may not "flow through" tax credits to Shareholders in respect of dividends on stock that the Fund has not held for the requisite period. If the Fund makes this election with respect to foreign tax credits it will notify Shareholders of their proportionate share of foreign taxes paid, the portion of the distribution that represents foreign source income, and any amount of such foreign taxes paid which are not creditable because the Fund did not meet the holding period requirement. Gains to the International Funds from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. With limited exceptions, the foreign tax credit is allowed to offset only up to 90% of the federal alternative minimum tax imposed on corporations and individuals. Because of these limitations, Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by an International Fund.

     The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisors.

Additional Tax Information Concerning The Funds of Funds

     A Fund of Funds will not be able to offset gains realized by one Fund in which such Fund of Funds invests against losses realized by another Fund in which such Fund of Funds invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

     Depending on a Fund of Fund's percentage ownership in an underlying Fund, both before and after a redemption, a redemption of shares of an underlying Fund by a Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

     Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by a Fund in which such Fund of Funds invests (see "Additional Tax Information Concerning the International Funds"), the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders.

     The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

                                    VALUATION


Valuation of the Money Market Funds and Institutional Money Market Funds

     The Money Market Funds and Institutional Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.


     Pursuant to Rule 2a-7, the Money Market Funds and Institutional Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per Share; provided, that no Fund will purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements and certain variable or floating rate instruments may bear longer maturities) nor maintain a dollar-weighted, average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund's investment objective, to stabilize the net asset value per Share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

Valuation of the Equity Funds, the Bond Funds and the Municipal Bond Funds


     Except as noted below, investments of the Equity Funds, Bond Funds, and Municipal Bond Funds in securities the principal market for which is a securities exchange are valued at their market values based upon the latest available sales price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. Except as noted below, securities of the International Funds, the principal market for which is a securities exchange, are valued at the last available sale price, or in the case of U.K. securities, where depending on which principal market the security trades, the quoted value will be the last available sale price or the latest mid-market price. Additionally, securities which trade in Germany, but are not on the national electronic exchange, receive a Kassa price, which is a mid-day broker quote. Canadian securities which are traded both in Canada and the United States are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid and asked prices in the stock market in which the security was purchased. Securities traded in South America and Central America shall be valued at the last available sale price or absent such a price, by reference to the latest available bid and asked prices prior the close of trading during regular hours of the New York Stock Exchange.


     With regard to each of the above-mentioned Funds, securities the principal market for which is not a securities exchange are valued at the mean of their latest bid and ask quotations in such principal market. Securities and other assets for which quotations either (1) are not readily available or (2) are determined by Banc One Investment Advisors or the applicable Sub-Advisor to not accurately reflect their value are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Trust. Short-term securities are valued at either amortized cost or original cost plus accrued interest, which approximates current value. Mutual fund investments of the Funds of Funds will be valued at the most recently calculated net asset value.

     The value of a foreign security is determined in its national currency as of the close of trading on its principal market, which value is then converted into its U.S. dollar equivalent using the mean of the latest foreign exchange bid and ask price at the time of the close of the London Stock Exchange. When an occurrence subsequent to the time a value of a foreign security was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trustees of the Trust or their delegates.


     Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished by a pricing service approved by the Board. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods approved by the Board.

     In those situations where a pricing service revises the price(s) of a security, the price(s) of the security will be changed to the revised price so long as the NAV has not been issued to interested parties (e.g., Transfer Agent, NASDAQ, etc.) and the impact of the price change would cause the calculated NAV to change by a full penny per share. In a situation where multiple securities receive a revised price and the cumulative affect of the price change is to cause the calculated to NAV to change by a full penny per share then the security price will be modified for individual securities until the cumulative effect of unchanged revised prices of securities would not cause the NAV to change by a full penny per share.

     Throughout this document "latest available sale price", "latest bid and ask", "last sale price" refer to regular trading hours of a particular stock market.

Security Valuation Specifics

- Securities which are traded in the over-the-counter market or on a primary exchange shall be valued at the last available quoted sale price on said exchange for the current day. In lieu of current trade activity, the security will be valued at the mean of the latest quoted bid and ask prices.



- Options, Futures Contracts, and Options on Futures shall be valued at the last available sale on the exchange on which they are primarily traded. In lieu of a current day last available sale, the valuation shall be the mean of the latest bid and ask prices.

- U.S. Government Securities, Mortgage Pools, Collateralized Mortgage Obligations, Asset Backed Securities, Corporate Bonds, and Municipal and Foreign Fixed Income Securities shall be valued by an independent pricing vendor. A mean of the latest bid and ask quotations or the last quote available during normal trading hours in the case of a listed bond shall be used to evaluate the security. Fixed income securities with less than 61 days to maturity shall be valued at amortized cost.

- Securities for which the primary market is a foreign exchange shall be valued at the last available quote during normal trading hours for the current day. Quotations of foreign securities shall be converted into the U.S. dollar equivalent using a spot currency value provided by an independent pricing vendor.

- Securities for which readily available market quotations are not available or for which the pricing agent provides a valuation that in the judgment of the Trust's Pricing Committee does not represent a fair value, shall be valued in accordance with the Trust's "Securities Valuation Procedures."

- Any security trade executed during "extended hours" trading (generally, any trades entered into after 4:00 p.m. EST), will be treated as occurring the next business day.


ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE

     The net asset value of each Fund is determined and its Class I, Class A, Class B, Class C, Class S and Service Class Shares are priced as of the times specified in each Fund's Prospectus. The net asset value per share of each Fund's Class I, Class A, Class B, Class C, Class S and Service Class Shares is calculated by determining the value of the respective Class's proportional interest in the securities and other assets of the Fund, less (i) such Class's proportional share of general liabilities and (ii) the liabilities allocable only to such Class, and dividing such amount by the number of Shares of the Class outstanding. The net asset value of a Fund's Class I, Class A, Class B, Class C, Class S and Service Class Shares may differ from each other due to the expense of the Distribution and Shareholders Services Plan fee applicable to a Fund's Class A, Class B, Class C, Class S and Service Class Shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     All of the classes of Shares in each Fund (other than Class S and Service Class shares) are sold on a continuous basis by The One Group Services Company (the "DISTRIBUTOR"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

     Class I Shares in a Fund may be purchased, through procedures established by the Distributor, by institutional investors, including affiliates of Bank One Corporation and any organization authorized to act in a fiduciary, advisory, custodial or agency capacities. Class I Shares are not available to Individual Retirement Accounts.


     Class A, Class B and Class C Shares may be purchased by any investor that does not meet the purchase eligibility criteria, described above, with respect to Class I Shares. In addition to purchasing Class A, Class B and Class C Shares directly from the Distributor, an investor may purchase Class A, Class B and Class C Shares through a financial institution, such as a bank, savings and loan association, insurance company (each a "SHAREHOLDER SERVICING AGENT") that has established a Shareholder servicing agreement with the Distributor, or through a broker-dealer that has established a dealer agreement with the Distributor. Questions concerning the eligibility requirements for each class of the Trust's Shares may be directed to the Distributor at 1-800-480-4111.

     Class S Shares may be purchased by broker-dealers, other financial intermediaries, banks and other depository institutions on behalf of clients requiring additional services, such as reports and other information related to maintenance of shareholders accounts.

     Service Class Shares are available only in the Money Market Funds. This class of shares is available to broker-dealers, other financial intermediaries, banks and other depository institutions requiring special administrative and accounting services (e.g., sweep processing).

Exchanges

     The exchange privileges described herein may be exercised only in those states where the Shares of the Fund or such other Fund may be legally sold. All exchanges discussed herein are made at the net asset value of the exchanged Shares, except as provided below. The Trust does not impose a charge for processing exchanges of Shares. For Federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.


     Class I. Class I Shareholders of a Fund may exchange their Shares for Class A Shares of the same Fund or for Class A Shares or Class I Shares of another Fund of the Trust.


     Class A Shares. Class A Shareholders may exchange their Shares for Class I Shares of a Fund or for Class I or Class A Shares of another Fund or the Trust, if the Shareholder is eligible to purchase such Shares. If a Shareholder seeks to exchange Class A Shares of a Fund that does not impose a sales charge for Class A Shares of a Fund that does, or the Fund being exchanged into has a higher sales charge, the Shareholder will be required to pay a sales charge in the amount equal to the difference between the sales charge applicable to the Fund into which the Shares are being exchanged and any sales charge previously paid for the exchanged Shares, including any sales charges incurred on any earlier exchanges of the Shares (unless such sales charge is otherwise waived as provided above). The exchange of Class I Shares for Class A Shares also will require payment of the sales charge unless the sales charge is waived, as provided above. If a Shareholder (no longer eligible to purchase Class I Shares) purchases Class A Shares of a Fund, the Shareholder will be subject to Distribution and Shareholder Services Plan Fees.

     Class B Shares. Class B Shareholders of a Fund may exchange their Shares for Class B Shares of any other Fund of the Trust on the basis of the net asset value of the exchanged Class B Shares, without the payment of any Contingent Deferred Sales Charge that might otherwise be due upon redemption of the outstanding Class B Shares. The newly acquired Class B Shares will be subject to the higher Contingent Deferred Sales Charge of either the Fund from which the Shares were exchanged or the Fund into which the Shares were exchanged. With respect to outstanding Class B Shares as to which previous exchanges have taken place, "higher Contingent Deferred Sales Charge" shall mean the higher of the Contingent Deferred Sales Charge applicable to either the Fund the Shares are exchanging into or any other Fund from which the Shares previously have been exchanged. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class

B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the initial exchange was made.

     Class C Shares. Class C Shareholders may not exchange their Class C Shares for shares of any other class nor may shares of any other class be exchanged for Class C Shares.

     Service Class Shares. Service Class Shareholders may not exchange their Service Class Shares for Shares of any other class, nor may Shares of any other class be exchanged for Service Class Shares.

     Class S. Shares. Class S Shares may not exchange their Class S Shares for shares of any other class, nor may shares of any other class be exchanged for Class S Shares.

     Institutional Money Market Funds. Shares of the Institutional Money Market Funds may be purchased by commercial and retail institutional investors, including affiliates of Bank One Corporation, that have opened an account with the Transfer Agent either directly or through a Shareholder Servicing Agent, by persons whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000, or by persons whose individual annual income, or joint annual income with that person's spouse, at the time of his or her purchase exceeds $200,000.

Redemptions

     The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when:

     (a) trading on the New York Stock Exchange (the "EXCHANGE") is restricted by applicable rules and regulations of the Securities and Exchange Commission,

     (b) the Exchange is closed for other than customary weekend and holiday closings,

     (c)  the SEC has by order permitted such suspension, or

     (d)  an emergency exists as determined by the SEC.

                             MANAGEMENT OF THE TRUST

Trustees & Officers

     Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust who were elected by the Shareholders of the Trust. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of the Trust. There are currently eight Trustees, all of whom, except John F. Finn, are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees of the Trust, their addresses, their ages, and principal occupations during the past five years are set forth below.


                                                        Position Held          Principal Occupation
Name and Address                       Age             with the Trust          During the Past Five Years
----------------                       ---             --------------          --------------------------
Peter C. Marshall                       58                Trustee              Since March 2000, Senior Vice President
DCI Marketing, Inc.                                                            W.D. Hoard, Inc. (Corporate parent
2727 W. Good Hope Road                                                         of DCI Marketing, Inc.), from November
Milwaukee, WI 53209                                                            1993 to March 2000, President,
                                                                               DCI Marketing, Inc.

Charles I. Post                         72                Trustee              Since July 1986, self employed as
7615 4th Avenue West                                                           a consultant.
Bradenton, FL 34209

Frederick W. Ruebeck                    61                Trustee              Since April 2000, advisor, Jerome P.
10954 Windjammer North                                                         Green & Associates, LLP. From January
Indianapolis, IN 46256                                                         2000 to April 2000, self-employed
                                                                               as a consultant.  From June 1988 to
                                                                               December 1999, Director of Investments,
                                                                               Eli Lilly and Company.

Robert A. Oden, Jr.                     54                Trustee              Since 1995, President, Kenyon
Office of the President                                                        College.
Ransom Hall
Kenyon College
Gambier, OH 43022

*John F. Finn                           53                Trustee              Since 1975, President of Gardner,
President                                                                      Inc. (wholesale distributor to the
Gardner, Inc.                                                                  outdoor power equipment industry).
1150 Chesapeake Avenue
Columbus, OH 43212

Marilyn McCoy                           52                Trustee              Since 1985, Vice President of
Northwestern University                                                        Administration and Planning, Northwestern
Office of the Vice President                                                   University.
Administration Planning
633 Clark St. Crown 2-112
Evanston, IL 60208



                                                        Position Held          Principal Occupation
Name and Address                       Age             with the Trust          During the Past Five Years
----------------                       ---             --------------          --------------------------
Julius L. Pallone                       70                Trustee              Since 1994, President, J.L.
J.L. Pallone Associates                                                        Pallone Associates.
3000 Town Center
Suite 732
Southfield, MI 48075

Donald L. Tuttle                        66                Trustee              Since 1995, Vice President
Association for Investment                                                     Association for Investment
Management and Research                                                        Management and Research.
PO Box 3668
560 Ray C. Hunt Drive
Charlottesville, VA 22903


* John F. Finn is an "interested person" as that term is defined in the Investment Company Act of 1940.

     The Trustees of the Trust receive fees and expenses for each meeting of the Board of Trustees attended. No officer or employee of the Distributor currently acts as a Trustee of the Trust.


     The Compensation Table below sets forth the total compensation to the Trustees from the Trust for the Trust's fiscal year ended June 30, 2000.


                              COMPENSATION TABLE(1)

                                                                 Pension or          Estimated           Total
                                             Aggregate       Retirement Benefits      Annual         Compensation
Name of Person,                            Compensation      Accrued as Part of    Benefits upon     from the Fund
Position                                  from the Trust     Trust Expenses(/2/)     Retirement       Complex(/3/)
--------                                  --------------      -----------------     ----------        ----------
Peter C. Marshall, ............             $102,750/4/           $        0             NA            $106,000
     Chairman
Charles I. Post, ..............             $ 96,750              $        0             NA            $100,000
     Trustee
Frederick W. Ruebeck, .........             $ 96,750/5/           $        0             NA            $100,000
     Trustee
Robert A. Oden, Jr., ..........             $ 96,750/6/           $        0             NA            $100,000
     Trustee
John F. Finn, .................             $ 96,750/7/           $        0             NA            $100,000
     Trustee
Marilyn McCoy, ................             $ 96,750/8/           $        0             NA            $100,000
     Trustee
Julius L. Pallone, ............             $ 96,750/9/           $        0             NA            $100.000
     Trustee
Donald L. Tuttle, .............             $ 96,750/10/          $        0             NA            $100,000
     Trustee



(1) Figures are for the Trust's fiscal year ended June 30, 2000. For the fiscal year ending June 30, 2001, each Trustee will receive one fee for services to both One Group Mutual Funds and One Group Investment Trust (collectively, the "Trusts"). The fee will be allocated to each Trust on the basis of relative net assets.


(2) The Trustees may defer all or a part of their compensation payable by the Trust pursuant to the Deferred Compensation Plan (the "PLAN"). Under the Plan, the Trustees may specify Class I Shares of one or more Funds of the Trust that will be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee.)


(3) "Fund Complex" comprises the funds of One Group Mutual Funds and the portfolios of One Group(R) Investment Trust that were operational as of June 30, 2000.


(4)  Includes $25,250 of deferred compensation.


(5)  Includes $49,250 of deferred compensation.


(6)  Includes $15,000 of deferred compensation.


(7)  Includes $96,750 of deferred compensation.


(8)  Includes $96,750 of deferred compensation.


(9)  Includes $77,750 of deferred compensation.


(10) Includes $48,375 of deferred compensation.



     The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The officers of the Trust, their addresses, their ages, and principal occupations during the past five years are shown below.

                                                  Position(s) held                 Principal Occupation
Name and Address                    Age            with the Trust                  During Past 5 Years
----------------                    ---            --------------                  -------------------

Mark A. Beeson                       42        President                           From October, 1999 to present, Chief
One Group Administrative                                                           Executive Officer and President, One
Services, Inc.                                                                     Group Administrative Services, Inc. and
1111 Polaris Parkway                                                               Chief Executive Officer and President,
Columbus, Ohio 43271-1235                                                          One Group Dealer Services, Inc.; August,
                                                                                   1994 to October, 1999, Senior Managing
                                                                                   Director, Banc One Investment
                                                                                   Advisors Corporation.

Robert L. Young                      38        Vice President and Treasurer        From October, 1999 to present, Vice
One Group Administrative                                                           President and Treasurer, One Group
Services,  Inc.                                                                    Administrative Services, Inc., and Vice
1111 Polaris Parkway                                                               President and Treasurer, One Group
Columbus, Ohio 43271-1235                                                          Dealer Services, Inc; December,
                                                                                   1996 to October, 1999, Managing
                                                                                   Director of Mutual Fund Administration,
                                                                                   Banc One Investment Advisors
                                                                                   Corporation; June, 1985 to December,
                                                                                   1996, Senior Audit Manager, Deloitte
                                                                                   & Touche.

Michael V. Wible                     38        Secretary                           From January, 2000 to present, First
Bank One Corporation                                                               Vice President and Counsel, Bank One
100 E. Broad Street                                                                Corporation; September, 1994 to January,
Columbus, Ohio 43271-0152                                                          2000, Counsel to Bank One Corporation.



Gary R. Young                        31        Assistant Treasurer and             From October, 1999 to present, Director
One Group Administrative                       Assistant Secretary                 Mutual Fund Financial Administration,
Services, Inc.                                                                     One Group Administrative Services, Inc.;
1111 Polaris Parkway                                                               December, 1998 to October, 1999,
Columbus, Ohio 43271-1235                                                          Director, Mutual Fund Financial
                                                                                   Administration, Banc One Investment
                                                                                   Advisors Corporation; January, 1995 to
                                                                                   December, 1998, Vice President and
                                                                                   Manager of Mutual Fund Accounting,
                                                                                   Custody and Financial Administration,
                                                                                   First Chicago, NBD Corporation.

Jessica K. Ditullio                  38        Assistant Secretary                 From January, 2000 to present, First
Bank One Corporation                                                               Vice President and Counsel, Bank One
100 E. Broad Street                                                                Corporation; August, 1990 to January,
Columbus, Ohio 43271-0152                                                          2000, Counsel, Bank One Corporation.


Mark S. Redman                       46        Assistant Secretary                 From November, 1997 to present, President,
The One Group Services Company                                                     The One Group Services Company. From June,
3435 Stelzer Road                                                                  1995 to November, 1997, Officer, The One Group
Columbus, Ohio 43219                                                               Services Company; From February, 1989 to present,
                                                                                   employee of BISYS Fund Services, Inc. (FKA
                                                                                   Winsbury Company)

Nancy E. Fields                      51        Assistant Secretary                 From October, 1999 to present, Director,
One Group Administrative                                                           Mutual Fund Administration, One Group
Services, Inc.                                                                     Administrative Services, Inc. and Senior
1111 Polaris Parkway                                                               Project Manager, Mutual Funds, One
Columbus, Ohio 43271-0211                                                          Group Dealer  Services,  Inc.;  July, 1999
                                                                                   to October, 1999, Project Manager, One
                                                                                   Group, Banc One Investment Advisors
                                                                                   Corporation; January, 1998 to July,
                                                                                   1999, Vice President, Ohio Bankers
                                                                                   Association; July, 1990 through December,
                                                                                   1997, Vice President, Client Services,
                                                                                   BISYS Fund Services, Inc.

Alaina V. Metz                       33        Assistant Secretary                 From June, 1995, to
BISYS Fund Services, Inc.                                                          present, Chief Administrator,
3435 Stelzer Road                                                                  Administration and
Columbus, Ohio 43219                                                               Regulatory Services,
                                                                                   BISYS Fund Services, Inc.

Investment Advisor and Sub-Advisors

                    Banc One Investment Advisors Corporation


     Investment advisory services to each of the Trust's Funds are provided by Banc One Investment Advisors. Banc One Investment Advisors makes the investment decisions for the assets of the Funds (except for the High Yield Bond Fund and the Income Bond Fund which are sub-advised by Banc One High Yield Partners, LLC, the Sub-Advisor). In addition, Banc One Investment Advisors continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of Banc One Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

     Banc One Investment Advisors is an indirect, wholly-owned subsidiary of Bank One Corporation, a bank holding company incorporated in the state of Delaware. Bank One Corporation has affiliate banking organizations in Arizona, Colorado, Delaware, Florida, Illinois, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, Bank One Corporation has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance.

     Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including One Group Mutual Funds (formerly, One Group, The One Group and the Helmsman Fund) since 1985.


     During the fiscal years ended June 30, 2000, 1999, and 1998, the Funds of the Trust paid the following investment advisory fees to Banc One Investment Advisors (except as noted above) and Banc One Investment Advisors voluntarily waived investment advisory fees as follows:

                    ONE GROUP MUTUAL FUND ADVISORY FEES--NET

                                                           Fiscal Year Ended June 30,
                                     2000 (in 000's)                1999                          1998
                                    -----------------               ----                          ----
Fund                                 Net       Waived        Net            Waived          Net          Waived
----                                 ---       ------        ---            ------          ---          ------

U.S. Treasury Securities
  Money Market .................   $ 22,310   $  2,092   $18,197,198     $ 1,705,060     $ 9,337,795   $ 2,237,340
Prime Money Market .............   $ 28,184   $  2,784   $15,422,198     $ 1,501,456     $ 9,806,764   $ 1,675,435
Municipal Money Market .........   $  3,972   $  1,178   $ 2,530,968     $   827,569     $ 1,491,141   $   596,454
Ohio Municipal Money Market ....   $    256   $     44   $   271,920     $    68,725     $   252,818   $    60,211
Equity Income ..................   $  7,404   $    807   $ 7,397,328     $   542,041     $ 6,571,128           -0-
Mid Cap Value ..................   $  7,632   $    289   $ 6,439,398     $    30,016     $ 4,758,742           -0-
Mid Cap Growth .................   $ 13,265   $      0   $ 8,646,067     $       -0-     $ 6,492,467           -0-
Equity Index ...................   $  5,029   $  5,305   $ 2,540,532     $ 2,882,298     $   992,672   $ 1,985,360
Large Cap Value ................   $  9,360   $      0   $ 6,649,570     $       -0-     $ 5,638,325           -0-
Balanced .......................   $  3,155   $    641   $ 2,481,299     $   411,428     $ 1,178,256   $   191,626
International Equity Index .....   $  4,645   $      0   $ 3,009,675     $       -0-     $ 2,373,749           -0-
Large Cap Growth ...............   $ 30,443   $      0   $19,303,039     $       -0-     $12,023,999           -0-
Short-Term Bond ................   $  2,476   $  2,166   $ 2,214,444     $ 1,937,618     $ 1,879,523   $ 1,700,459
Intermediate Tax-Free Bond .....   $  3,602   $  1,909   $ 2,673,135     $ 1,481,010     $ 1,904,783   $ 1,025,646
Municipal Income ...............   $  3,816   $  1,076   $ 3,275,777     $   877,859     $ 2,184,870   $   624,243
Ohio Municipal Bond ............   $    800   $    504   $   722,143     $   606,278     $   544,952   $   517,943
Government Bond ................   $  4,365   $    172   $ 4,744,608     $       -0-     $ 3,714,960   $    80,216
Ultra Short-Term Bond ..........   $    900   $    719   $   577,502     $   789,477     $   424,770   $   699,133
Treasury Only Money Market .....   $    745   $      0   $   677,936     $       -0-     $   518,513           -0-
Government Money Market ........   $  2,670   $      0   $ 2,782,098     $       -0-     $ 1,735,256           -0-
Kentucky Municipal Bond ........   $    538   $    108   $   523,045     $   130,764     $   469,392   $   117,349
Institutional Prime Money Market   $  2,009   $    502   $       -0-     $     1,671             NA#           NA#
Tax-Exempt Money Market ........      NA***      NA***   $      NA##     $      NA##             NA#           NA#
Arizona Municipal Bond .........   $    877   $    110   $   999,215     $   104,016     $ 1,007,240   $   154,639
W. Virginia Municipal Bond .....   $    398   $     70   $   419,312     $    90,662     $   365,585   $   103,485
Louisiana Municipal Bond .......   $    662   $    366   $   746,009     $   423,067     $   572,161   $   355,668
Diversified Equity .............   $ 16,499   $      0   $ 8,977,465     $       -0-     $ 4,485,408           -0-
Small Cap Growth ...............   $  1,787   $     11   $   986,900     $     4,830     $   902,099           -0-
High Yield Bond ................   $  1,213   $    298   $   228,845     $   134,906             NA#           NA#
Investor Growth ................   $     69   $    151   $    68,885     $    47,015     $    35,565   $    21,362
Investor Growth & Income .......   $    150   $    234   $   190,454     $       -0-     $    49,435   $    17,732
Investor Conservative Growth ...   $     48   $     56   $    37,255     $    28,268     $     4,622   $    18,489
Investor Balanced ..............   $    108   $    170   $   153,645     $       -0-     $    53,241   $    11,387
Treasury & Agency ..............   $    389   $    389   $   404,427     $   404,433     $   232,442   $   232,443
Small Cap Value ................   $  1,320   $    255   $   443,867**   $    87,675**            NA            NA
Diversified Mid Cap ............   $  6,601   $  1,540   $ 1,978,567**   $   417,680**            NA            NA
Diversified International ......   $  5,814   $    227   $ 1,352,519**   $    54,445**            NA            NA
Market Expansion Index .........   $     24   $     77   $       -0-**   $     7,979**            NA            NA
Bond ...........................   $  6,320   $  3,454   $ 1,664,679**   $   648,205**            NA            NA
Income Bond ....................   $  5,690   $  2,574   $ 1,284,532**   $   678,174**            NA            NA
Intermediate Bond ..............   $  5,466   $  3,398   $ 1,154,030**   $   890,093**            NA            NA
Short-Term Municipal Bond ......   $    379   $    389   $   103,108**   $    86,282**            NA            NA
Tax-Free Bond ..................   $  2,941   $    368   $   939,456**   $   129,437**            NA            NA
Michigan Municipal Bond ........   $  1,191   $    149   $   359,864**   $    49,808**
Michigan Municipal Money Market    $    421   $    135   $   103,442**   $    51,994**            NA            NA
Cash Management Money Market ...   $  4,218   $    743   $   993,338**   $   317,402**            NA            NA
Treasury Cash Management
  Money Market .................   $    611   $    136   $   151,668**   $    96,510**            NA            NA
Treasury Prime Cash
  Management Money Market ......   $    993   $    249   $   199,693**   $   104,284**            NA            NA
U.S. Government Securities
  Cash Management Money Market .   $  3,162   $    440   $   667,615**   $   118,000**            NA            NA
Municipal Cash Management
  Money Market .................   $    820   $    148   $   200,734**   $   117,899**            NA            NA
Technology .....................      NA###      NA###          NA##             NA#             NA#
Real Estate Fund ...............      NA###      NA###          NA##            NA##             NA#           NA#
U.S. Government
  Securities Money Market ......      NA###      NA###          NA##            NA##             NA#           NA#
Treasury Prime Money Market ....      NA###      NA###          NA##            NA##             NA#           NA#
Health Sciences Fund............      NA###      NA###          NA##            NA##             NA#           NA#

###  As of June 30, 2000, the Fund had not commenced operations.
##   As of June 30, 1999, the Fund had not commenced operations.
#    As of June 30, 1998, the Fund had not commenced operations.
*    Fees for the period from November 13, 1998 to June 30, 1999
** Fee for the period from the consolidation with the Pegasus Funds to June 30, 1999.

     For the period beginning November 1, 2000 and ending October 31, 2001, Banc One Investment Advisors and One Group Administrative Services, Inc. have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses as follows for the Funds listed below:

                                                           Class A           Class B           Class C          Class I
                                                           -------           -------           -------          -------

1. Small Cap Growth ...........................             1.30%              NA               NA                NA
2. Small Cap Value ............................             1.22%           1.97%            1.97%              .97%
3. Mid Cap Growth .............................             1.24%              NA               NA                NA
4. Mid Cap Value ..............................             1.21%           1.96%            1.96%              .96%
5. Diversified Mid Cap ........................             1.24%           1.99%            1.99%              .99%
6. Large Cap Growth ...........................             1.18%              NA               NA               .NA
7. Large Cap Value ............................             1.22%              NA               NA                NA
8. Equity Income ..............................             1.23%              NA               NA               .NA
9. Diversified Equity .........................             1.20%              NA               NA                NA
10. Balanced ..................................             1.14%           1.89%            1.89%              .89%
11. Equity Index ..............................              .60%           1.35%            1.35%              .35%
12. Market Expansion Index ....................              .82%           1.57%            1.57%              .57%
13. International Equity Index ................             1.18%              NA               NA                NA
14. Diversified International .................             1.30%           2.05%            2.05%             1.05%
15. Technology ................................             1.55%           2.30%            2.30%             1.30%
16. Real Estate ...............................             1.35%           2.10%            2.10%             1.10%
17. Ultra Short-Term Bond .....................              .70%           1.20%            1.20%              .45%
18. Short-Term Bond ...........................              .80%           1.30%            1.30%              .55%
19. Intermediate Bond .........................              .83%           1.48%            1.48%              .58%
20. Bond ......................................              .85%           1.50%            1.50%              .60%
21. Income Bond ...............................              .92%           1.57%            1.57%              .67%
22. Government Bond ...........................              .90%           1.55%            1.55%              .65%
23. Treasury & Agency .........................              .70%           1.20%            1.20%              .45%
24. High Yield Bond ...........................             1.15%           1.80%            1.80%              .90%
25. Short-Term Municipal Bond .................              .80%           1.30%            1.30%              .55%
26. Intermediate Tax-Free .....................              .85%           1.50%            1.50%              .60%
27. Tax-Free Bond .............................              .87%           1.52%            1.52%              .62%
28. Municipal Income ..........................              .87%           1.52%            1.52%              .62%
29. Arizona Municipal Bond ....................              .90%           1.55%            1.55%                NA
30. Kentucky Municipal Bond ...................              .90%           1.55%            1.55%              .65%
31. Louisiana Municipal Bond ..................              .90%           1.55%            1.55%              .65%
32. Michigan Municipal Bond ...................              .90%           1.55%            1.55%                NA
33. Ohio Municipal Bond .......................              .87%           1.52%            1.52%              .62%
34. West Virginia Municipal Bond ..............              .90%           1.55%            1.55%              .65%
35. Investor Growth ...........................              .45%           1.20%            1.20%              .20%
36. Investor Growth & Income ..................              .45%           1.20%            1.20%              .20%
37. Investor Balanced .........................              .45%           1.20%            1.20%              .20%
38. Investor Conservative Growth ..............              .45%           1.20%            1.20%              .20%

MONEY MARKET AND INSTITUTIONAL MONEY MARKET


                                                                                       Service
   Fund                                       Class A      Class B       Class C        Class        Class  S      Class I
-------                                       -------      -------       -------        -----        --------      -------

39.  Cash Management Money Market              .60%          NA            NA              NA           NA           .35%

40.  Treasury Cash Management
     Money Market                              .60%          NA            NA              NA           NA           .35%

41.  Treasury Prime Cash Management
     Money Market                              .60%          NA            NA              NA           NA           .35%

42.  U.S. Government Securities
     Cash Management Money Market              .60%          NA            NA              NA           NA           .35%

42.  Municipal Cash Management
     Money Market                              .60%          NA            NA              NA           NA           .35%

44.  Prime Money Market                        .77%       1.52%         1.52%           1.07%           NA           .52%

45.  U.S. Treasury Securities Money  Market    .77%       1.52%         1.52%           1.07%           NA           .52%

46.  Municipal Money Market                    .72%          NA         1.47%           1.02%           NA           .47%

47.  Michigan Municipal Money Market           .74%          NA         1.49%           1.04%           NA           .49%

48.  Ohio Municipal Money Market               .71%          NA         1.46%           1.01%           NA           .46%

49.  Treasury Prime Money Market               .77%          NA         1.52%           1.07%           NA           .52%

50.  U.S. Government Securities
     Money Market                              .77%          NA         1.52%           1.07%           NA           .52%

51.  Institutional Prime Money Market            NA          NA            NA              NA         .35%             NA

52.  Treasury Only Money Market                  NA          NA            NA              NA         .35%             NA

53.  Government Money Market                     NA          NA            NA              NA         .35%             NA

54.  Tax-Exempt Money Market                     NA          NA            NA              NA         .35%           .18%

55.  Mortgage-Backed Securities                .65%          NA            NA              NA           NA           .40%

For the period beginning with the Health Sciences Fund's commencement of operations and ending October 31, 2001, Banc One Investment Advisors and One Group Administrative Services, Inc. have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expense as follows:

                                        Class A   Class B   Class C   Class I
Health Sciences Fund                     1.60%     2.35%     2.35%     1.35%

     All investment advisory services are provided to the Funds by Banc One Investment Advisors pursuant to an investment advisory agreement dated January 11, 1993 (the "INVESTMENT ADVISORY AGREEMENT"). The Investment Advisory Agreement (and the Sub-Investment Advisory Agreements described immediately following, collectively, the "ADVISORY AND SUB-ADVISORY AGREEMENTS") will continue in effect as to a particular Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the Investment Company Act of 1940) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory and Sub-Advisory Agreements were renewed by the Trust's Board of Trustees at their quarterly meeting on August 17, 2000. The Advisory and Sub-Advisory Agreements may be terminated as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund's Advisor or Sub-Advisor as the case may be. The Advisory and Sub-Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

     The Advisory and Sub-Advisory Agreements each provide that the respective Advisor or Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Banc One Investment Advisors or Sub-Advisor in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.


     Prior to the consolidation with the Funds, First Chicago NBD Investment Management Company ("FCNIMCO") provided investment management services to the Predecessors Funds of the Small Cap Value Fund, the Diversified Mid Cap Fund, the Diversified International Fund, the Market Expansion Index Fund, the Bond Fund, the Income Bond Fund, the Intermediate Bond Fund, the Short-Term Municipal Bond Fund, the Tax-Free Bond Fund, the Michigan Municipal Bond Fund, the Michigan Municipal Money Market Fund, and the Cash Management Funds.


     Prior to the consolidation with the Funds, the fiscal year end for the Predecessor Funds was December 31st. During the fiscal years ended December 31, 1998 and 1997, these Funds of the Trust paid the following investment advisory fees to FCNIMCO and FCNIMCO voluntarily waived investment advisory fees as follows.

                      PREDECESSOR FUNDS' ADVISORY FEES--NET

                                                                             Fiscal Year Ended December 31,
                                                  1999(1)                     1998                   1997
                                                  -------                     ----                   ----
Fund                                         Net          Waived         Net        Waived        Net       Waived
----                                         ---          ------         ---        ------        ---       ------

Small Cap Value ....................      $  425,933    $   17,325    $2,003,921             0    $1,283,658             0
Diversified Mid Cap ................      $  930,900    $        0    $6,832,757             0    $5,355,678             0
Diversified International ..........      $  919,346    $   11,441    $4,577,670             0    $3,752,409             0
Market Expansion Index .............      $     0.00    $   19,020             0    $   45,584           NA*           NA*
Bond ...............................      $1,221,570    $  101,107    $5,674,695             0    $4,089,788             0
Income Bond ........................      $  329,113    $   26,702    $  827,079             0    $  562,165             0
Intermediate Bond ..................      $  575,602    $    9,954    $2,349,025             0    $1,890,923             0
Short-Term Municipal Bond ..........      $   87,893    $   18,717    $  144,978    $   41,317           NA*           NA*
Tax-Free Bond ......................      $  783,772    $        0    $2,358,313             0    $1,524,196             0
Michigan Municipal Bond ............      $  286,916    $        0    $  686,184    $   13,410    $  228,576    $   43,158
Michigan Municipal
  Money Market .....................      $   93,711    $   22,005    $  327,693    $   36,792    $  335,355    $   44,602
Cash Management
  Money Market .....................      $  940,792    $  313,597    $3,402,847    $ 907,915     $1,642,225    $  279,533
Treasury Cash Management
  Money Market .....................      $  117,909    $   63,489    $  498,263    $  136,100    $   99,821    $   33,327
Treasury Prime Cash Management
  Money Market .....................      $  176,745    $   87,716    $  592,066    $  207,054    $  404,248    $  105,789
U.S. Government Securities Cash
  Management Money Market ..........      $  645,999    $  113,999    $2,465,211    $  295,457    $1,369,324    $   88,360
Municipal Cash Management
  Money Market .....................      $  236,376    $   57,101    $  804,693    $  179,890    $  107,285    $   40,982


* As of the end of the fiscal year ended December 31, 1997, the Funds had not commenced operations.


(1) For the period beginning January 1, 1999 to consolidation with the Pegasus Funds.

Independence International Associates, Inc.

     Independence International Associates, Inc. ("INDEPENDENCE INTERNATIONAL") served as investment Sub-Advisor to the International Equity Index Fund through October 31, 1999 pursuant to an agreement (the "INTERNATIONAL SUB-INVESTMENT ADVISORY AGREEMENT") with Banc One Investment Advisors dated January 11, 1993. Independence International is a wholly-owned subsidiary of John Hancock Asset Management, Inc. and an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company. Independence International received $416,939 in sub-advisory fees from Banc One Investment Advisors for the fiscal year ended June 30, 1998 and $494,805 in sub-advisory fees from Banc One Investment Advisors for the fiscal year ended June 30, 1999. For the period from July 1, 1999 to October 31, 1999 (the date the International Sub-Investment Advisory Agreement terminated), Independence International received $191,864.14 in sub-advisory fees from Banc One Investment Advisors.

Banc One High Yield Partners, LLC


     Banc One High Yield Partners, LLC serves as investment Sub-Advisor to the High Yield Bond Fund pursuant to an agreement with Banc One Investment Advisors (the "HIGH YIELD INVESTMENT ADVISORY AGREEMENT"). The Sub-Advisor was formed in June, 1998 to provide investment advisory services related to high yield, high risk assets to various clients, including the Fund. The Sub-Advisor is controlled by Banc One Investment Advisors and Pacholder Associates, Inc., an investment advisory firm which specializes in high yield, high risk, fixed income securities. For its services, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly by Banc One Investment Advisors, equal to
 .70% of the High Yield Bond Fund's average daily net assets. For the fiscal year ended June 30, 2000, Banc One Investment Advisors paid the Sub-Advisor
$1,213,064 in sub-advisory fees with respect to the High Yield Bond Fund.


     Banc One High Yield Partners, LLC also serves as investment Sub-Advisor to the Income Bond Fund pursuant to an agreement with Banc One Investment Advisors (the "INCOME BOND FUND ADVISORY AGREEMENT"). Under the Income Bond Fund Advisory Agreement, the Sub-Advisor provides a continuous investment program with respect to those assets of the Income Bond Fund that are designated by Banc One Investment Advisors for investment in high yield assets (the "Portfolio"). For its services, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly, equal to .60% of the Portfolio's average daily net assets. The Sub-Advisor has agreed to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by Banc One Investment Advisors under the Investment Advisory Agreement between the Trust and Banc One Investment Advisors. For the period from November 19, 1999 (i.e., the commencement of the Income Bond Fund Advisory Agreement) through June 30, 2000, Banc One Investment Advisors paid the Sub-Advisor $168,122 in sub-advisory fees with respect to the Income Bond Fund.


Code of Ethics

     The Trust, Banc One Investment Advisors, Banc One High Yield Partners, LLC, and The One Group Services Company have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.


     Banc One Investment Advisors' code of ethics requires that all employees must: (i) place the interest of the accounts which are managed by Banc One Investment Advisors first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Banc One Investment Advisors' code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as mutual fund shares and U.S. government securities).


     Banc One High Yield Partners, LLC's code of ethics ( the "BOHYP Code") requires that all employees must: (i) at all times, place the interests of clients before their personal interests; (ii) conduct all personal securities transactions in a manner consistent with the BOHYP Code, so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility; and (iii) not take any inappropriate advantage of their position with or on behalf of clients. The BOHYP Code permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as mutual fund shares and U.S. government securities).


     The One Group Services Company is subject to BISYS Fund Services Code of Ethics (the "Principal Underwriter's Code of Ethics"). Under the Principal Underwriter's Code of Ethics, directors, officers, and associates of The One Group Services Company must: (i) place the interest of Fund shareholders first;
(ii) conduct all personal securities transactions in a manner that is consistent with the Principal Underwriter's Code of Ethics to avoid any actual or potential conflict of interest; and (iii) refrain from taking inappropriate advantage of their position. The Principal Underwriter's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in the Principal Underwriter's Code of Ethics.


Portfolio Transactions

     Pursuant to the Advisory and Sub-Advisory Agreements, Banc One Investment Advisors and the Sub-Advisor determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Bond Funds, the Funds of Funds and (to a varying degree) the Balanced Fund usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Banc One Investment Advisors or the Sub-Advisor generally seeks competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.


     Allocation of transactions, including their frequency, to various dealers is determined by Banc One Investment Advisors and the Sub-Advisor with respect to the Funds each serves based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Banc One Investment Advisors or the Sub-Advisor may receive orders for transactions by the Trust, even if such dealers charge commissions in excess of the lowest rates available, provided such commissions are reasonable in light of the value of brokerage and research services received. Such research services may include, but are not be limited to, analysis and reports concerning economic factors and trends, industries, specific securities, and portfolio strategies. Information so received is in addition to and not in lieu of services required to be performed by Banc One Investment Advisors or the Sub-Advisor and does not reduce the advisory fees payable to Banc One Investment Advisors or the Sub-Advisor. Such information may be useful to Banc One Investment Advisors or the Sub-Advisor in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Banc One Investment Advisors or the Sub-Advisor in carrying out their obligations to the Trust. In the last fiscal year, Banc One Investment Advisors directed brokerage commissions to brokers who provided research services to Banc One Investment Advisors. For the fiscal year ended June 30, 2000, total compensation paid to such brokers amounted to $12,680,694.

         The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its investment advisors or their affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of Bank One Corporation subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.


         In the fiscal years ended June 30, 2000, 1999, and 1998, each of the Funds of the Trust (except for the Funds identified below as having fiscal years previously ending December 31st) that paid brokerage commissions and the amounts paid for each year were as follows:



                              BROKERAGE COMMISSIONS

                                                                        Fiscal Year Ended June 30,
                                                                        --------------------------
Fund                                                        2000                    1999                  1998
----                                                        ----------------------------                  ----
Equity Income....................................   $        1,110,983        $       604,451        $     331,556
Mid Cap Value....................................   $        3,108,434        $        71,046        $   1,541,217
Mid Cap Growth...................................   $        3,622,063        $       765,709        $   2,455,346
Equity Index.....................................   $          285,253        $     2,669,089        $      72,702
Large Cap Value..................................   $        4,020,076        $       336,443        $     722,191
Balanced.........................................   $          342,858        $     1,864,690        $     154,837
International Equity Index.......................   $          525,259        $        69,165        $     514,660
Large Cap Growth.................................   $        6,554,848        $     4,726,209        $   2,935,851
Small Cap Growth.................................   $          513,090        $        88,796        $     180,460
Diversified Equity...............................   $        2,264,677        $       297,245        $     763,394
Small Cap Value..................................   $        1,237,394        $      30,415**                  NA*
Diversified Mid Cap..............................   $        1,823,274        $      74,794**                  NA*
Diversified International........................   $          559,585        $      10,432**                  NA*
Market Expansion Index...........................   $           24,257        $       1,959**                  NA*
Intermediate Tax-Fee Bond........................   $           10,000                     NA                   NA
Ohio Municipal Bond..............................   $            1,827                     NA                   NA
Ultra Short Term Bond............................   $            4,202                     NA                   NA
Government Bond..................................   $            5,481                     NA                   NA
High Yield Bond..................................   $              153                     NA                   NA
Michigan Municipal Bond..........................   $            2,741                     NA                   NA

* Prior to the consolidation in March, 1999, the Fund had a fiscal year ending December 31st.

**   Information is from the consolidation in March, 1999 through June 30, 1999



                              BROKERAGE COMMISSIONS

                                                                      Fiscal Year Ended December 30,
                                                                      ------------------------------
Fund                                                                               1999                     1998
----                                                                               ----                     ----
Small Cap Value .................................                               $  379,752              $   280,426
Diversified Mid Cap .............................                               $  803,740              $   698,038
Diversified International .......................                               $  288,664              $   225,448
Market Expansion Index ..........................                               $    5,850                      NA*

* As December 31, 1998, the Fund had not commenced operations.

As of June 30, 2000, certain Funds owned securities of their regular broker dealers (or parents) as shown below:


        Fund                                           Name of Broker-Dealer                      Value of Securities Owned
                                                                                                   (Amounts in Thousands)

Prime Money Market Fund                            Goldman Sachs  & Co.                                 $    72,053

U.S. Treasury Securities Money Market Fund         Donaldson, Lufkin & Jenrette                         $   320,000
                                                   Goldman Sachs & Co.                                  $   320,000

Equity Income Fund                                 Goldman Sachs & Co.                                  $     1,843
                                                   Lehman Brothers                                      $       354

Income Bond Fund                                   Goldman Sachs & Co.                                  $    56,572
                                                   Lehman Brothers                                      $    38,506
                                                   Societe Generale                                     $     7,344
                                                   ABN AMRO Securities, Inc.                            $     4,758
                                                   Donaldson, Lufkin & Jenrette                         $     1,746

Mid Cap Value Fund                                 Goldman Sachs & Co.                                  $     3,421
                                                   Lehman Brothers                                      $     2,135

Mid Cap Growth Fund                                Goldman Sachs & Co.                                  $    83,619
                                                   Lehman Brothers                                      $   16, 087

Short-Term Bond Fund                               Goldman Sachs & Co.                                  $    50,400
                                                   Lehman Brothers                                      $    18,681

Equity Index Fund                                  Goldman Sachs & Co.                                  $    59,604
                                                   Lehman Brothers                                      $    15,165
                                                   Lehman Brothers                                      $     3,341

Large Cap Value Fund                               Goldman Sachs & Co.                                  $    28,410
                                                   Lehman Brothers                                      $    13,256

International Equity Index Fund                    Goldman Sachs & Co.                                  $   150,714
                                                   Deutsche Bank Securities, Corp.                      $     6,978

Government Money Market Fund                       Goldman Sachs & Co.                                  $   715,276
                                                   ABN AMRO Securities, Inc.                            $   651,473
                                                   Barclays De Zoette Wedd Securities                   $   180,000
                                                   Westdeutche Landesbank                               $   182,000
                                                   State Street Bank and Trust                          $   155,000

Balanced Fund                                      Goldman Sachs & Co.                                  $     4,679
                                                   Lehman Brothers                                      $     1,331
                                                   State Street Bank and Trust                          $       236

Intermediate Bond Fund                             State Street Bank and Trust                          $    67,191
                                                   Goldman Sachs & Co.                                  $    55,758
                                                   Lehman Brothers                                      $    34,588
                                                   ABN AMRO Securities, Inc.                            $       198

Large Cap Growth Fund                              Goldman Sachs & Co.                                  $    70,041
                                                   Lehman Brothers                                      $    15,826

Small Cap Growth Fund                              Goldman Sachs & Co.                                  $    10,609
                                                   Lehman Brothers                                      $     4,162

Diversity Equity Fund                              Goldman Sachs & Co.                                  $    24,224
                                                   Lehman Brothers                                      $    15,074

Institutional Prime Money Market Fund              Goldman Sachs & Co.                                  $   207,806
                                                   Westdeutsche Landesbank                              $   142,000
                                                   Societe Generale                                     $   100,000

        Fund                                           Name of Broker-Dealer                      Value of Securities Owned
                                                                                                   (Amounts in Thousands)

High Yield Bond Fund                               Lehman Brothers                                      $     1,024

U.S. Government Securities Cash Management
Money Market Fund                                  Westdeutsche Landesbank                              $   492,275
                                                   ABN AMRO Securities, Inc.                            $    98,527
                                                   Goldman Sachs & Co.                                  $    95,000
                                                   State Street Bank and Trust                          $    95,000
                                                   Societe Generale                                     $    90,000
                                                   Prudential Securities, Inc.                          $    85,000

Small Cap Value Fund                               Goldman Sachs & Co.                                  $     1,563
                                                   Lehman Brothers                                      $       300

Diversified Mid Cap Fund                           Goldman Sachs & Co.                                  $    25,445
                                                   Lehman Brothers                                      $     4,843
                                                   State Street Bank and Trust                          $     2,205

Market Expansion Index Fund                        Goldman Sachs & Co.                                  $       449
                                                   Lehman Brothers                                      $        88

Bond Fund                                          State Street Bank and Trust                          $    96,126
                                                   Goldman Sachs & Co.                                  $    29,108
                                                   Lehman Brothers                                      $    28,424
                                                   ABN AMRO Securities, Inc.                            $     1,983

Cash Management Money Market Fund                  Barclays De Zoette Wedd Securities                   $   262,000
                                                   Goldman Sachs  Co.                                   $    74,742
                                                   Westdeutsche Landesbank                              $    19,845

Treasury Cash Management Money
Market Fund                                        Westdeutsche Landesbank                              $    61,702
                                                   Goldman Sachs & Co.                                  $    20,000
                                                   Prudential Securities, Inc.                          $    20,000
                                                   State Street Bank and Trust                          $    20,000

Diversified International Fund                     Lehman Brothers                                      $   111,055
                                                   State Street Bank and Trust                          $    16,627
                                                   Deutsche Bank Securities, Corp.                      $     3,174


         Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by Banc One Investment Advisors. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Banc One Investment Advisors or the Sub-Advisor of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, Banc One Investment Advisors and the Sub-Advisor may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory and Sub-Advisory Agreements, in making investment recommendations for the Trust, Banc One Investment Advisors and the Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of Banc One Investment Advisors or the Sub-Advisor or their parents or subsidiaries or affiliates and, in dealing with its commercial customers, Banc One Investment Advisors and the Sub-Advisor and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Administrator, Predecessor Administrators and Sub-Administrators

         Effective November 1, 2000, One Group Administrative Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43240 began serving as administrator for the Trust ("One Group Administrative Services" or the "Administrator"). One Group Administrative Services is an affiliate of Banc One Investment Advisors, the advisor of the Trust, and an indirect wholly-owned subsidiary of Bank One Corporation.

         The Administrator assists in supervising all operations of each Fund to which it serves (other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement for that Fund). Under the Administration Agreement, the Administrator has agreed to maintain the necessary office space for the Funds, to price the Fund securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, and generally assists in all aspects of the Trust's operations other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement. Under the Administration Agreement, the Administrator may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

         Unless sooner terminated, the Administration Agreement between the Trust and One Group Administrative Services will continue in effect through October 31, 2001. The Administration Agreement thereafter shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement may be terminated with respect to the Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause.

         The Administrator is entitled to a fee for its services, which is calculated daily and paid monthly, at the annual rates specified below for the Funds specified below:

         Name of the Multiple Class Funds

         Prime Money Market Fund
         U.S. Treasury Securities Money Market Fund
         Municipal Money Market Fund
         Michigan Municipal Money Market Fund
         Ohio Municipal Money Market Fund
         Treasury Prime Money Market Fund
         U.S. Government Securities Money Market Fund
         Cash Management Money Market Fund
         Treasury Cash Management Money Market Fund
         Treasury Prime Cash Management Money Market Fund
         U.S. Government Cash Management Money Market Fund
         Municipal Cash Management Money Market Fund
         Small Cap Growth Fund
         Small Cap Value Fund
         Mid Cap Growth Fund
         Mid Cap Value Fund
         Diversified Mid Cap Fund
         Large Cap Growth Fund
         Large Cap Value Fund
         Equity Income Fund
         Diversified Equity Fund
         Balanced Fund
         Equity Index Fund
         Market Expansion Index Fund
         Technology Fund

         International Equity Index Fund
         Diversified International Fund
         Real Estate Fund
         Ultra Short-Term Bond Fund
         Short-Term Bond Fund
         Intermediate Bond Fund
         Bond Fund
         Income Bond Fund
         Government Bond Fund
         Treasury & Agency Fund
         High Yield Bond Fund
         Mortgage-Backed Securities Fund
         Short-Term Municipal Bond Fund
         Intermediate Tax-Free Bond Fund
         Tax-Free Bond Fund
         Municipal Income Fund
         Arizona Municipal Bond Fund
         Kentucky Municipal Bond Fund
         Louisiana Municipal Bond Fund
         Michigan Municipal Bond Fund
         Ohio Municipal Bond Fund
         West Virginia Municipal Bond Fund
         Health Sciences Fund
         Compensation Regarding Multiple Class Funds

         Compensation for each of the above Funds (the "Multiple Class Funds") shall be at annual rates of the Fund's average daily net assets as follows: twenty one-hundredths of one percent (.20%) of amounts included in that portion of the aggregate daily net assets of all Multiple Class Funds subject to the Administration Agreement equal to or less than $1,500,000,000; eighteen one-hundredths of one percent (.18%) of amounts included in the portion of the aggregate daily net assets of all Multiple Class Funds subject to the Administration Agreement between $1,500,000,000 and $2,000,000,000; and sixteen one-hundredths of one percent (.16%) of amounts included in that portion of the aggregate daily net assets of all Multiple Class Funds subject to the Administration Agreement in excess of $2,000,000,000. The fees pertaining to each Multiple Class Fund shall be computed daily in amounts strictly proportionate to the amount of the Fund's average daily net assets as a percentage of the aggregate daily net assets of all Multiple Class Funds subject to this Agreement, and shall be paid periodically.

         Name of Institutional Money Market Funds

         Institutional Prime Money Market Fund
         Treasury Only Money Market Fund
         Government Money Market Fund
         Tax Exempt Money Market Fund

         Compensation Regarding Institutional Money Market Funds

         Compensation for each of the Funds listed immediately above (the "Institutional Money Market Funds") shall be at the following annual rates: five one-hundredths of one percent (.05%) of the Fund's average daily net assets. The fees pertaining to each Single Class Fund shall be computed daily and paid periodically.


         Name of Fund of Funds
         Investor Growth Fund
         Investor Growth and Income Fund

         Investor Balanced Fund
         Investor Conservative Growth Fund

         Compensation Regarding Fund of Funds

         Compensation for each of the above Funds (the "Fund of Funds") shall be at annual rates as follows: ten one-hundredths of one percent (.10%) of the Fund's average daily net assets on the first $500,000,000 in Fund assets; seven and one-half one-hundredths of one percent (.075%) of the Fund's average daily net assets between $500,000,000 and $1,000,000,000 and five one-hundredths of one percent (.05%) of the Fund's average daily net assets in excess of $1,000,000,000.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         Prior to November 1, 2000, The One Group Services Company served as Administrator to each Fund of the Trust pursuant to a Management and Administration Agreement with the Trust. The Board of Trustees of the Trust approved The One Group Services Company as the sole Administrator for each Fund beginning December 1, 1995. The Administrator assisted in supervising all operations of each Fund to which it serves as Administrator (other than those performed under the respective investment advisory agreements and Custodian and Transfer Agency Agreements for that Fund).

         Prior to March 1, 2000, Banc One Investment Advisors served as sub-administrator to the Funds pursuant to a contract with The One Group Services Company. Under this contract, Banc One Investment Advisors was entitled to a fee from The One Group Services Company. The contract terminated on March 1, 2000 with the appointment of One Group Administrative Services as sub-administrator. The contract terminated on October 31, 2000 with the termination of the administration agreement between The One Group Services Company and the Trust and the appointment of One Group Administrative Services, Inc. as administrator.


         The Trust paid fees for administrative services to The One Group Services Company as Administrator for the fiscal years ended June 30, 2000, 1999, and 1998 as follows:

                ONE GROUP MUTUAL FUNDS ADMINISTRATION FEES -- NET

                                                                                     Fiscal Year Ended         One Group
                                                                                       June 30, 2000         Administrative
                                                            The One Group                Banc One              Services,
                                                           Services Company        Investment Advisors**         Inc.***
                                                           ----------------        ---------------------   ------------------
                                                          Net         Waived         Net       Waived        Net      Waived
                                                        (000's)       (000's)      (000's)     (000's)     (000's)    (000's)
                                                        -------       -------      -------     -------     -------    -------
U.S. Treasury Securities Money Market................   $  7,064     $     0       $ 2,870     $    0       $ 1,314    $    0
Prime Money Market       ............................   $  8,638     $    47       $ 3,655     $    0       $ 1,914    $    0
Municipal Money Market   ............................   $  1,470     $    23       $   601     $    0       $   283    $    0
Ohio Municipal Money Market..........................   $     73     $    29       $    41     $    0       $    19    $    0
Equity Income            ............................   $    924     $   200       $   487     $    0       $   179    $    0
Mid Cap Value            ............................   $  1,085     $     0       $   432     $    0       $   210    $    0
Mid Cap Growth           ............................   $  1,839     $     0       $   650     $    0       $   439    $    0
Equity Index             ............................   $  1,378     $ 2,112       $ 1,326     $    0       $   741    $    0
Large Cap Value          ............................   $  1,282     $     0       $   469     $    0       $   291    $    0
Balanced                 ............................   $    592     $     0       $   233     $    0       $   118    $    0
International Equity Index ..........................   $    856     $     0       $   325     $    0       $   182    $    0
Large Cap Growth         ............................   $  4,496     $     0       $ 1,722     $    0       $   941    $    0
Short-Term Bond          ............................   $    784     $     0       $   311     $    0       $   153    $    0
Intermediate Tax-Free Bond...........................   $    896     $    34       $   389     $    0       $   162    $    0
Municipal Income         ............................   $  1,101     $     0       $   433     $    0       $   219    $    0
Ohio Municipal Bond      ............................   $    220     $     0       $    89     $    0       $    41    $    0
Government Bond          ............................   $    831     $   191       $   414     $    0       $   191    $    0
Ultra Short-Term Bond    ............................   $     19     $   283       $    88     $   27       $    58    $    0
Treasury Only Money Market...........................   $      0     $     0       $   303     $    1       $   162    $    0
Government Money Market  ............................   $      0     $     0       $ 1,087     $    0       $   583    $    0
Tax-Exempt Money Market  ............................   $     NA     $    NA            NA     $   NA       $    NA    $   NA
Arizona Municipal Bond   ............................   $    211     $    11       $    91     $    0       $    41    $    0
Kentucky Municipal Bond  ............................   $    141     $     4       $    57     $    0       $    29    $    0
W. Virginia Municipal Bond...........................   $    100     $     5       $    42     $    0       $    20    $    0
Louisiana Municipal Bond ............................   $    157     $    17       $    72     $    0       $    31    $    0
Diversified Equity       ............................   $  2,322     $     0       $   925     $    0       $   451    $    0
Small Cap Growth         ............................   $    223     $    24       $    82     $    0       $    64    $    0
High Yield Bond          ............................   $    204     $     0       $    76     $    0       $    45    $    0
Investor Growth          ............................   $     55     $   386       $     0     $    0       $     0    $    0
Investor Growth & Income ............................   $    307     $   394       $     0     $    0       $     0    $    0
Investor Conservative Growth.........................   $     58     $   151       $     0     $    0       $     0    $    0
Investor Balanced        ............................   $    330     $   212       $     0     $    0       $     0    $    0
Treasury & Agency        ............................   $     84     $   114       $    83     $    0       $    34    $    0
Small Cap Value          ............................   $    206     $     9       $    91     $    0       $    37    $    0
Diversified Mid Cap      ............................   $  1,115     $     0       $   443     $    0       $   217    $    0
Diversified International............................   $    755     $    10       $   280     $    0       $   173    $    0
Market Expansion Index   ............................   $      0     $    29       $     9     $    3       $     6    $    0
Bond                     ............................   $  1,466     $   184       $   627     $    0       $   351    $    0
Income Bond              ............................   $  1,396     $     0       $   556     $    0       $   271    $    0
Intermediate Bond        ............................   $  1,497     $     0       $   604     $    0       $   283    $    0
Short-Term Municipal Bond............................   $    115     $    14       $    53     $    0       $    24    $    0
Tax-Free Bond            ............................   $    662     $    83       $   306     $    0       $   135    $    0
Michigan Municipal Bond  ............................   $    268     $    34       $   125     $    0       $    54    $    0
Michigan Municipal Money Market......................   $    141     $    22       $    60     $    0       $    36    $    0
Cash Management Money Market.........................   $  2,233     $   281       $   994     $    0       $   495    $    0
Treasury Cash Management Money Market................   $    336     $    42       $   146     $    0       $    78    $    0
Treasury Prime Cash Management Money Market..........   $    559     $    70       $   246     $    0       $   127    $    0
U.S. Government Securities Cash  Management Money Market$  1,621     $   203       $   700     $    0       $   381    $    0
Municipal Cash Management Money Market...............   $    431     $    60       $   200     $    0       $    91    $    0
Institutional Prime Money Market.....................   $      0     $     0       $   382     $    0       $   873    $    0
Mortgage-Backed-Securities ..........................        NA*         NA*           NA*        NA*           NA*       NA*
Technology               ............................        NA*         NA*           NA*        NA*           NA*       NA*
Real Estate              ............................        NA*         NA*           NA*        NA*           NA*       NA*
Health Sciences          ............................        NA*         NA*           NA*        NA*           NA*       NA*

*    As of June 30, 2000, the Fund had not commenced operations.
** These fees were paid by The One Group Services Company to Banc One Investment Advisors pursuant to the Sub-Administration Agreement for the period July 1, 1999 through February 29, 2000.
*** These fees were paid by The One Group Services Company to One Group Administrative Services, Inc. for the period of March 1, 2000 through June 30, 2000.

                ONE GROUP MUTUAL FUNDS ADMINISTRATION FEES -- NET

                                                                                    Fiscal Year Ended
                                                                                      June 30, 1999
                                                            The One Group                Banc One                  Bisys
                                                           Services Company        Investment Advisors**      Fund Services***
                                                           ----------------        ---------------------      ----------------
                                                           Net         Waived        Net         Waived        Net       Waived
                                                         (000's)       (000's)     (000's)       (000's)     (000's)     (000's)
                                                         -------       -------     -------       -------     -------     -------
U.S. Treasury Securities
 Money Market            ............................   $  5,816     $     0        $ 3,412       $   0       $   7     $   0
Prime Money Market       ............................   $  4,477     $   361        $ 3,007       $   0       $  23     $   0
Municipal Money Market   ............................   $    836     $   142        $   578       $   0       $   5     $   0
Ohio Municipal Money
 Market                  ............................   $     33     $    83        $    69       $   0       $   0     $   0
Equity Income            ............................   $    890     $   207        $   644       $   0       $   3     $   0
Mid Cap Value            ............................   $    894     $     0        $   525       $   0       $   3     $   0
Mid Cap Growth           ............................   $  1,195     $     0        $   701       $   0       $   0     $   0
Equity Index             ............................   $    822     $ 1,026        $ 1,085       $   0       $   7     $   0
Large Cap Value          ............................   $    919     $     0        $   539       $   0       $   0     $   0
Balanced                 ............................   $    432     $    23        $   267       $   0       $   0     $   0
International Equity
 Index                   ............................   $    652     $     0        $   382       $   0       $   0     $   0
Large Cap Growth         ............................   $  2,732     $     0        $ 1,605       $   0       $   7     $   0
Short-Term Bond          ............................   $    708     $     0        $   415       $   0       $   2     $   0
Intermediate Tax-Free
 Bond                    ............................   $    680     $    27        $   415       $   0       $   3     $   0
Municipal Income         ............................   $    944     $     0        $   554       $   0       $   0     $   0
Ohio Municipal Bond      ............................   $    227     $     0        $   133       $   0       $   0     $   0
Government Bond          ............................   $    738     $   342        $   633       $   0       $   0     $   0
Ultra Short-Term Bond    ............................   $      0     $   254        $     5       $ 144       $   0     $   0
Treasury Only Money
 Market                  ............................   $      0     $     0        $   424       $   0       $   0     $   0
Government Money Market  ............................   $      0     $     0        $ 1,739       $   0       $   0     $   0
Tax-Exempt Money Market  ............................   $     NA*    $    NA*       $    NA*      $  NA*      $  NA*    $  NA*
Arizona Municipal Bond   ............................   $    208     $    43        $   147       $   0       $   0     $   0
Kentucky Municipal Bond  ............................   $    131     $    18        $    87       $   0       $   0     $   0
W. Virginia Municipal
 Bond                    ............................   $     91     $    25        $    68       $   0       $   0     $   0
Louisiana Municipal Bond ............................   $    156     $    44        $   117       $   0       $   0     $   0
Diversified Equity       ............................   $  1,258     $     0        $   740       $   0       $  10     $   0
Small Cap Growth         ............................   $    101     $    36        $    80       $   0       $   0     $   0
High Yield Bond          ............................   $     32     $     0        $    46       $   0       $   1     $   0
Investor Growth          ............................   $     12     $   265        $     0       $   0       $   0     $   0
Investor Growth & Income ............................   $     93     $   276        $     0       $   0       $   2     $   0
Investor Conservative
 Growth                  ............................   $      0     $   136        $     0       $   0       $   0     $   0
Investor Balanced        ............................   $    125     $   182        $     0       $   0       $   1     $   0
Treasury & Agency        ............................   $     20     $   187        $   121       $   0       $   0     $   0
Small Cap Value          ............................   $     58#    $     8#       $   130       $   0       $   7     $   0
Diversified Mid Cap      ............................   $    279#    $     0#       $   565       $   0       $  31     $   0
Diversified
 International           ............................   $    143#    $    18#       $   279       $   0       $  16     $   0
Market Expansion Index   ............................   $      2#    $     4#       $    12       $   0       $   1     $   0
Bond                     ............................   $    351#    $    43#       $   663       $   0       $  39     $   0
Income Bond              ............................   $    264#    $     0#       $   353       $   0       $  10     $   0
Intermediate Bond        ............................   $    232#    $     0#       $   464       $   0       $  17     $   0
Short-Term Municipal
 Bond                    ............................   $     25#    $     4#       $    59       $   0       $   3     $   0
Tax-Free Bond            ............................   $    171#    $    25#       $   421       $   0       $  23     $   0
Michigan Municipal Bond  ............................   $     66#    $     8#       $   157       $   0       $   8     $   0
Michigan Municipal Money
 Market                  ............................   $     49##   $     6#       $    90       $   0       $   5     $   0
Cash Management Money
 Market                  ............................   $    424##   $    72##      $ 1,238       $   0       $  43     $   0
Treasury Cash Management
 Money Market            ............................   $     88##   $    14##      $   198       $   0       $   6     $   0
Treasury Prime Cash
 Management Money Market ............................   $    102##   $    17##      $   270       $   0       $   9     $   0
U.S. Government Secur-
 ities Cash Management
 Money Market            ............................   $    251##   $    43##      $   748       $   0       $  11     $   0
Municipal Cash Management
 Money Market            ............................   $     81##   $    25##      $   298       $   0       $  11     $   0
Institutional Prime
 Money Market            ............................   $     NA*    $    NA*       $    NA*      $  NA*      $  NA*    $  NA*
Health Sciences          ............................         NA*         NA*            NA*         NA*         NA*       NA*

*    As of June 30, 1999, the Fund had not commenced operations.
** These fees were paid by The One Group Services Company to Banc One Investment Advisors pursuant to the Sub-Administration Agreement.
*** For the period from January 1, 1999 until consolidation with the Pegasus Funds, pursuant to the Co-Administration Agreement between the Predecessor Funds, First Chicago NBD Investment Management Company, and BISYS Fund Services LP.
#    For the period from March 22, 1999 to June 30, 1999.
##   For the period from March 29, 1999 to June 30, 1999.

                 ONE GROUP MUTUAL FUNDS ADMINISTRATION FEES--NET

                                                                                                 Fiscal Year Ended
                                                                                                    June 30, 1998
                                                                The One Group                        Banc One
                                                               Service Company                  Investment Advisors**
                                                               ---------------                  ---------------------
Fund                                                         Net           Waived                Net           Waived
----                                                         ---           ------                ---           ------

U.S. Treasury Securities Money Market               $     2,892,564    $     570,303    $      1,953,193   $          0
Prime Money Market                                  $     2,909,462    $     499,662    $      1,964,556   $          0
Municipal Money Market                              $       545,873    $      67,499    $        363,608   $          0
Ohio Municipal Money Market                         $        57,990    $      71,908    $         39,212   $          0
Equity Income                                       $       866,925    $           0    $        585,415   $          0
Mid Cap Value                                       $       627,733    $           0    $        424,072   $          0
Mid Cap Growth                                      $       856,657    $           0    $        578,193   $          0
Equity Index                                        $       593,918    $     631,314    $        398,167   $          0
Large Cap Value                                     $       743,765    $           0    $        502,444   $          0
Balanced                                            $        93,135    $     188,687    $         62,825   $          0
International Equity Index                          $       495,338    $           0    $        334,504   $          0
Large Cap Growth                                    $     1,589,738    $           0    $      1,070,862   $          0
Short-Term Bond                                     $       582,384    $           0    $        393,556   $          0
Intermediate Tax-Free Bond                          $       476,747    $           0    $        322,115   $          0
Municipal Income                                    $       609,675    $           0    $        411,186   $          0
Ohio Municipal Bond                                 $       172,939    $           0    $        116,807   $          0
Government Bond                                     $       628,220    $     326,624    $        424,114   $          0
Ultra Short-Term Bond                               $             0    $     334,196    $              0   $          0
Treasury Only Money Market                          $             0    $           0    $        321,862   $          0
Government Money Market                             $             0    $           0    $      1,084,467   $          0
Institutional Prime Money Market                                NA*              NA*                 NA*            NA*
Tax-Exempt Money Market                                         NA*              NA*                 NA*            NA*
Arizona Municipal Bond                              $       235,850    $      27,440    $        159,048   $          0
Kentucky Municipal Bond                             $       127,280    $           0    $         85,987   $          0
W. Virginia Municipal Bond                          $        87,100    $      24,557    $         58,836   $          0
Louisiana Municipal Bond                            $       150,915    $           0    $        102,041   $          0
Diversified Equity                                  $       591,870    $           0    $        399,405   $          0
Small Cap Growth                                    $        96,910    $      37,328    $         65,129   $          0
High Yield Bond                                                 NA*              NA*                 NA*            NA*
Investor Growth                                     $             0    $     113,852    $              0   $          0
Investor Growth & Income                            $             0    $     134,333    $              0   $          0
Investor Conservative Growth                        $             0    $      46,223    $              0   $          0
Investor Balanced                                   $             0    $     129,257    $              0   $          0
Treasury & Agency                                   $        41,644    $     120,468    $         27,972   $          0
Health Sciences                                                 NA*              NA*                 NA*            NA*

*    As of June 30, 1998, the Fund had not commenced operations.
** These fees were paid by The One Group Services Company to Banc One Investment Advisors pursuant to the Sub-Administration Agreement.

Prior to the consolidation with the Funds, administrative services were provided to the Predecessor Funds by FCNIMCO and BISYS. These Funds paid fees for administrative services to FCNIMCO and BISYS for the fiscal year ended December 31, 1998 as follows:

                    PREDECESSOR FUND -- ADMINISTRATION FEES*

Fiscal Year Ended December 31, 1998

Fund                                                                             BISYS                FCNIMCO
----                                                                             -----                -------

Small Cap Value                                                         $           39,395     $          390,017
Diversified Mid Cap                                                     $          156,709     $        1,551,480
Diversified International                                               $           78,747     $          779,566
Market Expansion Index                                                  $            1,366     $           13,704
Bond                                                                    $          194,675     $        1,933,336
Income Bond                                                             $           28,474     $          281,681
Intermediate Bond                                                       $           81,371     $          799,513
Short-Term Municipal Bond                                               $            6,375     $           63,485
Tax-Free Bon                                                            $           80,968     $          803,400
Michigan Municipal Bond                                                 $           23,985     $          238,363
Michigan Municipal Money Market                                         $           16,724     $          165,519
Cash Management Money Market                                            $          296,691     $        2,936,381
Treasury Cash Management Money Market                                   $           43,660     $          432,112
Treasury Prime Cash Management Money Market                             $           55,000     $          544,340
U.S. Government Securities Cash Management Money Market                 $          189,760     $        1,878,075
Municipal Cash Management Money Market                                  $           67,765     $          670,673

* Fees for administration were not waived during the fiscal year ended December 31, 1998.

         Under the terms of an Administration Agreement dated as of April 12, 1996, FCNIMCO and BISYS were entitled jointly to a monthly administration fee at an annual rate of .15% of each Fund's average daily net assets. For the fiscal year ended December 31, 1997, the Predecessor Funds paid FCNIMCO as agent for the co-administrators, the following administration fees:

                    PREDECESSOR FUNDS -- ADMINISTRATION FEES*

Fiscal Year Ended December 31, 1997

Fund                                                              FCNIMCO
----                                                              -------

Small Cap Value                                              $        275,070
Diversified Mid Cap                                          $      1,338,920
Diversified International                                    $        703,577
Market Expansion Index                                                   NA**
Bond                                                         $      1,533,671
Income Bond                                                  $        210,812
Intermediate Bond                                            $        709,096
Short-Term Municipal Bond                                                NA**
Tax-Free Bond                                                $        571,573
Michigan Municipal Bond                                      $        101,900
Michigan Municipal Money Market                              $        189,978
Cash Management Money Market                                 $      1,441,319
Treasury Cash Management Money Market                        $         99,861
Treasury Prime Cash Management Money Market                  $        382,527
U.S. Government Securities                                   $      1,093,263
Cash Management Money Market Municipal Cash Management       $        111,200
  Money Market

* Fees for administration were not waived during the fiscal year ended December 31, 1997.

**   As of December 31, 1997, the Funds had not commenced operation.

Distributor


The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of the BISYS Group, serves as Distributor to each Fund of the Trust pursuant to its Distribution Agreement with the Trust (the "DISTRIBUTION AGREEMENT"). The Board of Trustees of the Trust approved The One Group Services Company as the sole Distributor beginning November 1, 1995. Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2001 and will continue from year to year if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds (see "ADDITIONAL INFORMATION--Miscellaneous," in this Statement of Additional Information) that are parties to the Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated in the event of its assignment, as defined in the 1940 Act. The One Group Services Company is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc.

Distribution Plan

The operation and fees with respect to Class A Shares, Class B Shares, Class C Shares, and Service Class Shares of the Trust payable under the Trust's Distribution and Shareholder Services Plans, to which Class A Shares, Class B Shares, Class C Shares, and Service Class Shares of each Fund of the Trust are subject, are described in each such Fund's Prospectuses and in the Multiple Class Plan.

The Distribution and Shareholder Services Plan with respect to Class A Shares (the "Distribution Plan") was initially approved on July 28, 1989 by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "INDEPENDENT TRUSTEES"). The Distribution Plan originally applied to the single class of Shares of each Fund of the Trust that existed prior to the offering of the Funds' Shares as five separate classes. An amendment to the Distribution Plan was approved by the Independent Trustees on October 21, 1991, and became effective on February 7, 1992. Such amendment limited fees under the Distribution Plan only to the Class A Shares of each Fund. The Distribution Plan was amended again on February 11, 1993 in order to make Retirement Class Shares (now the Service Class Shares) subject to distribution fees. The Distribution Plan was further amended on February 29, 1996, to eliminate certain "defensive" provisions of the Distribution Plan. A Distribution and Shareholder Services Plan (the "CDSC PLAN") for Class B and Class C Shares was initially approved on August 12, 1993 by the Independent Trustees. The CDSC Plan was re-executed on December 13, 1995 and amended on February 20, 1997. Prior to February 7, 1992, distribution fees were waived with respect to every Fund of the Trust except the U.S. Treasury Securities Money Market Fund and the Prime Money Market Fund.


During the fiscal year ending June 30, 2000, the distribution fees paid by the Class A, Class B, Class C and Service Class Shares (formerly Retirement Class Shares) of the Trust to The One Group Services Company were as follows:

                                                                                                      Service
                                                             Class A       Class B       Class C       Class        Class S
Fund                                    Distributor          (000's)       (000's)       (000's)      (000's)       (000's)
----                                    -----------          -------       -------       -------      ---------------------

U.S. Treasury Securities Money Market  One Group Ser.       $4,700        $     14     $      7        $    1       $    0
Prime Money Market                     One Group Ser.       $8,310        $    162     $      0  (a)   $   20       $    0
Municipal Money Market                 One Group Ser.       $1,091        $      0     $      0        $    1       $    0
Ohio Municipal Money Market            One Group Ser.       $   93        $      0     $      0        $    0       $    0
Equity Income                          One Group Ser.       $  294        $  1,703     $      9        $    0       $    0
Mid Cap Value                          One Group Ser.       $  250        $    360     $      1        $    0       $    0
Mid Cap Growth                         One Group Ser.       $  574        $  2,081     $    389        $    0       $    0
Equity Index                           One Group Ser.       $2,041        $  6,120     $    989        $    0       $    0
Large Cap Value                        One Group Ser.       $  108        $    265     $     11        $    0       $    0
Balanced                               One Group Ser.       $  290        $  2,734     $      0  (a)   $    0       $    0
International Equity Index             One Group Ser.       $  164        $    245     $     71        $    0       $    0
Large Cap Growth                       One Group Ser.       $1,393        $  7,838     $    304        $    0       $    0
Short-Term Bond                        One Group Ser.       $   53        $     39     $      0        $    0       $    0
Intermediate Tax-Free Bond             One Group Ser.       $   84        $     74     $      0        $    0       $    0
Municipal Income                       One Group Ser.       $  431        $    860     $    145        $    0       $    0
Ohio Municipal Bond                    One Group Ser.       $   72        $    412     $      0        $    0       $    0
Government Bond                        One Group Ser.       $  107        $    438     $     20        $    0       $    0
Ultra Short-Term Bond                  One Group Ser.       $   65        $     49     $      0        $    0       $    0
Treasury Only Money Market             One Group Ser.       $    0        $      0     $      0        $    0       $   57
Government Money Market                One Group Ser.       $    0        $      0     $      0        $    0       $  102
Institutional Prime Money Market       One Group Ser.       $    0        $      0     $      0        $    0       $    2
Kentucky Municipal Bond                One Group Ser.       $   21        $    124     $      0        $    0       $    0
Tax-Exempt Money Market*               One Group Ser.           NA              NA           NA            NA           NA
Arizona Municipal Bond                 One Group Ser.       $    5        $      6     $      0        $    0       $    0
W. Virginia Municipal Bond             One Group Ser.       $    9        $     64     $      0        $    0       $    0
Louisiana Municipal Bond               One Group Ser.       $  165        $     92     $      0        $    0       $    0
Diversified Equity                     One Group Ser.       $  772        $    527     $    135        $    0       $    0
Small Cap Growth                       One Group Ser.       $  119        $    179     $      4        $    0       $    0
High Yield Bond                        One Group Ser.       $   27        $     48     $     11        $    0       $    0
Investor Growth                        One Group Ser.       $  289        $  2,211     $    170        $    0       $    0
Investor Growth & Income               One Group Ser.       $  660        $  2,819     $    149        $    0       $    0
Investor Conservative Growth           One Group Ser.       $   80        $  1,242     $     86        $    0       $    0
Investor Balanced                      One Group Ser.       $  499        $  2,686     $    166        $    0       $    0
Treasury & Agency                      One Group Ser.       $  147        $    474     $      0        $    0       $    0
Small Cap Value                        One Group Ser.       $   51        $     28     $      0  (a)   $    0       $    0
Diversified Mid Cap                    One Group Ser.       $  554        $     60     $      1        $    0       $    0
Diversified International              One Group Ser.       $   91        $     45     $      2        $    0       $    0
Market Expansion Index                 One Group Ser.       $    3        $     14     $      1        $    0       $    0
Bond                                   One Group Ser.       $  401        $    160     $     14        $    0       $    0
Income Bond                            One Group Ser.       $   75        $    132     $      0  (a)   $    0       $    0
Intermediate Bond                      One Group Ser.       $  347        $    345     $    243        $    0       $    0
Short-Term Municipal Bond              One Group Ser.       $    7        $      5     $      0        $    0       $    0
Tax-Free Bond                          One Group Ser.       $   89        $     27     $      0        $    0       $    0
Michigan Municipal Bond                One Group Ser.       $   73        $     80     $      0        $    0       $    0
Michigan Municipal Money Market        One Group Ser.       $  178        $      0     $      0        $    0       $    0
Cash Management Money Market           One Group Ser.       $3,737        $      0     $      0        $    0       $    0
Treasury Cash Management
  Money Market                         One Group Ser.       $  490        $      0     $      0        $    0       $    0
Treasury Prime Cash Management
  Money Market                         One Group Ser.       $1,240        $      0     $      0        $    0       $    0
U.S. Government Securities
  Cash Management Money Market         One Group Ser.       $2,137        $      0     $      0        $    0       $    0
Municipal Cash Management
 Money Market                          One Group Ser.       $   32        $      0     $      0        $    0       $    0
Health Sciences*                       One Group Ser.           NA              NA           NA            NA           NA

(a)      Amount is less than $1,000.
*        This Fund had not commenced operations as of June 30, 2000.

In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan and CDSC Plan may be terminated with respect to the Class A Shares, Class B Shares, Class C Shares or Service Class Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares, Class B Shares, Class C Shares or Service Class Shares, respectively, of that Fund. The Distribution Plan and CDSC Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan or CDSC Plan that would materially increase the distribution fee with respect to the Class A Shares, Class B Shares, Class C Shares or Service Class Shares of a Fund requires the approval of that Fund's Class A, Class B, Class C or Service Class Shareholders, respectively. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

Cash Compensation to Shareholder Servicing Agents


The One Group Services Company and Banc One Investment Advisors Corporation compensate Shareholder Servicing Agents who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by The One Group Services Company and Banc One Investment Advisors Corporation from their own resources. The One Group Services Company may, on occasion, pay select Shareholder Servicing Agents, the entire front-end sales charge applicable to Fund shares sold by such Shareholder Servicing Agents.

Occasionally, The One Group Services Company and Banc One Investment Advisors Corporation, at their own expense, will provide cash incentives to select Shareholder Servicing Agents. These cash payments may take of the form of, but are not limited to, finders' fees and an additional commission on the sale of Fund shares subject to a contingent deferred sales charge.

One Group Mutual Funds is included as an investment option in wrap accounts, asset allocation accounts, "fund supermarkets" and other similar arrangements. Brokers operating such arrangement are compensated under the Trust's 12b-1 Plans. On occasion, the fees charged by such brokers exceed the amount of the 12b-1 fee approved under the Plans. As a result, Banc One Investment Advisors Corporation pays the difference out of its bona fide profits. In the most recent fiscal year, Charles Schwab & Company, National Financial Services, and Bear Stearns & Co. received such compensation.


Custodian, Transfer Agent, and Dividend Disbursing Agent

Cash and securities owned by the Funds of the Trust are held by State Street Bank and Trust Company, P.O. Box 8528, Boston, Massachusetts 02266-8528, ("STATE STREET") as Custodian. State Street serves the respective Funds as Custodian pursuant to a Custodian Agreement with the Trust (the "CUSTODIAN AGREEMENT"). Under the Custodian Agreement, State Street:

     (i)   maintains a separate account or accounts in the name of each Fund;

     (ii)  makes receipts and disbursements of money on behalf of each Fund;

     (iii) collects and receives all income and other payments and distributions on account of the Funds' portfolio securities;

     (iv) responds to correspondence from security brokers and others relating to its duties; and

     (v) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations. State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreement.

Rules adopted under the 1940 Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. The Trust intends to select foreign custodians or sub-custodians to maintain foreign securities of the International Funds pursuant to such rules, following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of Trust assets. In addition, the 1940 Act requires that foreign bank sub-custodians, among other things have Shareholder equity in excess of $200 million, have no lien on the Trust's assets and maintain adequate and accessible records.

State Street serves as Transfer Agent and Dividend Disbursing Agent for each Fund pursuant to Transfer Agency Agreements with the Trust (the "TRANSFER AGENCY AGREEMENT"). Under the Transfer Agency Agreements, State Street has agreed

     (i)   to issue and redeem Shares of the Trust;

     (ii) to address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders;

     (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties;

     (iv)  to maintain Shareholder accounts and certain sub-accounts; and

     (v) to make periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

The Subcustodian

Bank One Trust Company, N.A. (the "Subcustodian") serves as Subcustodian in connection with the Trust's securities lending activities for domestic securities, pursuant to a Subcustodian Agreement between the Trust, State Street and the Subcustodian and a Securities Lending Agreement between the Trust, Banc One Investment Advisors, and the Subcustodian. The Subcustodian serves as Subcustodian in connection with the Trust's securities lending activities for international securities, pursuant to a Subcustodian Agreement between the Trust, State Street and the Subcustodian and a Securities Lending Agreement between the Trust, Banc One Investment Advisors, and the Subcustodian. The Subcustodian is an indirect subsidiary of Bank One Corporation and an affiliate of Banc One Investment Advisors. The Subcustodian is entitled to a fee from the Trust under the agreements, which is calculated on an annual basis and accrued daily, equal to:

Domestic Fee

     o .05% of the value of collateral received from the borrower for each securities loan of U.S. Government and Agency Securities; and

     o .10% of the value of collateral received from the borrower for each loan of equities and corporate bonds.

International Fee

     o .15% of the value received from the borrower for each loan of foreign securities.

Experts


The financial statements for the fiscal year ended June 30, 2000 have been audited by PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, independent public accountants to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

The financial statements for the predecessor Fund of the Kentucky Municipal Bond Fund, the Trademark Kentucky Municipal Bond Fund, for the period from February 1, 1994 to January 19, 1995 were audited by the predecessor auditors for such Funds.

The financial statements for the Predecessor Funds for the period ended December 31, 1998, were audited by the predecessor auditors for such Funds.

The Financial Statements for the periods or years ended December 31, 1995 and prior with respect to the predecessors of the Small Cap Value Fund, the Income Bond Fund, and the Tax-Free Bond Fund were audited by the predecessor auditors for such Funds.

The financial statements for the predecessors of the Cash Management Money Market Fund, Treasury Prime Cash Management Money Market Fund, and the U.S. Government Securities Cash Management Money Market Fund for the periods or years prior to December 31, 1995 were audited by the predecessor auditors for such Funds.

The law firm of Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005 is counsel to the Trust. From time to time, Ropes & Gray has rendered legal services to Bank One Corporation and its subsidiary banks.

                             ADDITIONAL INFORMATION

Description of Shares


         The Trust is a Massachusetts Business Trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 23, 1985 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes 56 series of Shares, which represent interests in the following:

1.       The Prime Money Market Fund;
2.       The U.S. Treasury Securities Money Market Fund;
3.       The Municipal Money Market Fund;
4.       The Ohio Municipal Money Market Fund;
5.       The Equity Income Fund;
6.       The Mid Cap Value Fund;
7.       The Mid Cap Growth Fund;
8.       The Diversified Equity Fund;
9.       The Small Cap Growth Fund;
10.      The Large Cap Value Fund;
11.      The Large Cap Growth Fund;
12.      The International Equity Index Fund;
13.      The Equity Index Fund;
14.      The Balanced Fund;
15.      The Technology Fund;
16.      The Real Estate Fund;
17.      The Income Bond Fund;
18.      The Short-Term Bond Fund;
19.      The Intermediate Bond Fund;
20.      The Government Bond Fund;
21.      The Ultra Short-Term Bond Fund;
22.      The High Yield Bond Fund;
23.      The Investor Growth Fund;
24.      The Investor Growth & Income Fund;
25.      The Investor Conservative Growth Fund;
26.      The Investor Balanced Fund;
27.      The Municipal Income Fund;
28.      The Intermediate Tax-Free Bond Fund;
29.      The Ohio Municipal Bond Fund;
30.      The West Virginia Municipal Bond Fund;
31.      The Kentucky Municipal Bond Fund;
32.      The Louisiana Municipal Bond Fund;
33.      The Arizona Municipal Bond Fund;
34.      The Treasury Only Money Market Fund;
35.      The Government Money Market Fund;
36.      The Tax-Exempt Money Market Fund;
37.      The Institutional Prime Money Market Fund;
38.      The Treasury & Agency Fund;
39.      The Small Cap Value Fund;
40.      The Diversified Mid Cap Fund;

41.      The Diversified International Fund;
42.      The Market Expansion Index Fund;
43.      The Bond Fund;
44.      The Short-Term Municipal Bond Fund;
45.      The Tax-Free Bond Fund;
46.      The Michigan Municipal Bond Fund;
47.      The Michigan Municipal Money Market Fund;
48.      The Cash Management Money Market Fund;
49.      The Treasury Cash Management Money Market Fund;
50.      The Treasury Prime Cash Management Money Market Fund;
51.      The U.S. Government Securities Cash Management Money Market Fund;
52.      The Municipal Cash Management Money Market Fund;
53.      The U.S. Government Securities Money Market Fund;

54.      The Treasury Prime Money Market Fund;

55.      The Mortgage-Backed Securities Fund; and
56.      The Health Sciences Fund

Generally, the Funds of the Trust (other than the Institutional Money Market Funds, the Money Market Funds and the Cash Management Funds) offer shares in four separate classes: Class I Shares, Class A Shares, Class B and Class C Shares. The Institutional Money Market Funds (except for the Cash Management Funds) may offer Class S Shares. Certain of the Money Market Funds offer Service Class Shares. The classes of shares currently offered by the Funds can be found on under the topic "The Trust" at the beginning of this Statement of Additional Information. In addition, please read the relevant Prospectuses for the Funds for more details.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

1. Class C Shares are currently not available for purchase in all Funds of the Trust.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.


Class A Shares, Class B Shares, Class C Shares, Service Class Shares and Class S Shares of a Fund each have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Performance

From time to time, the Funds may advertise yield, total return and/or distribution rate. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one-year period and is shown as a percentage of the investment.

Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects an actual rate of return over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

The distribution rate is computed by dividing the total amount of the dividends per share paid out during the past period by the maximum offering price or month-end net asset value depending on the class of a Fund. This figure is then "annualized" (multiplied by 365 days and divided by the applicable number of days in the period).

Funds with a front-end sales charge would incorporate the offering price into the distribution yield in place of month-end net asset value.

Distribution rate is a measure of the level of income paid out in cash to Shareholders over a specified period. It differs from yield and total return and is not intended to be a complete measure of performance. Furthermore, the distribution rate may include return of principal and/or capital gains. Total return is the change in value of a hypothetical investment over a given period assuming reinvestment of dividends and capital gain distributions. The yield refers to the cumulative 30-day rolling net investment income, divided by maximum offering price and multiplied by average shares outstanding during this period.

Further information about the performance of each class of the Funds is contained in the Trust's Annual Report to Shareholders for One Group Mutual Funds. Copies of the Annual Report may be obtained without charge by calling 1-800-480-4111.

Calculation of Performance Data


The 7-Day yield for the Money Market Funds and the Institutional Money Market Funds was computed with respect to each class of Shares by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the particular class of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield of each class of each Fund represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result. The 30 Day yield for the Money Market Funds and the Institutional Money Market Funds was computed with respect to each class of Shares by taking the sum of the last 30 days factors divided by 30 days times 365 days times 100. No performance data is available with respect to the Tax-Exempt Money Market Fund, the U.S. Government Securities Money Market Fund, and the Treasury Prime Money Market Fund because those Funds had not commenced operations as of June 30, 2000.

                               MONEY MARKET FUNDS

                                                                                      Inception      7-Day Yield  30-Day Yield
Class I Shares                                                                      Date of Class      6/30/00       6/30/00
--------------                                                                      -------------      ---------------------

U.S. Treasury Securities Money Market..........................................        08/01/85          5.91%        5.90%
Prime Money Market.............................................................        08/01/85          6.10%        6.06%
Municipal Money Market.........................................................        06/04/87          4.20%        3.88%
Ohio Municipal Money Market(1).................................................        06/09/93          4.10%        3.79%
Michigan Municipal Money Market................................................        03/30/96          4.13%        3.84%
Treasury Only Money Market.....................................................        04/16/93          5.74%        5.74%
Government Money Market........................................................        06/14/93          6.45%        6.38%
Cash Management Money Market...................................................        07/30/92          6.28%        6.24%
U.S Government Securities Cash Management Money Market.........................        06/02/92          6.28%        6.23%
Treasury Cash Management Money Market..........................................        09/12/97          6.10%        6.07%
Treasury Prime Cash Management Money Market....................................        03/22/95          5.53%        5.49%
Municipal Cash Management Money Market(1)......................................        08/18/97          4.29%        3.99%
Institutional Prime Money Market...............................................        04/19/99          6.47%        6.40%

                                                                                      Inception      7-Day Yield  30-Day Yield
Class A Shares                                                                      Date of Class      6/30/00       6/30/00
--------------                                                                      -------------      ---------  ----------

U.S. Treasury Securities Money Market..........................................        02/18/92          5.66%        5.65
Prime Money Market.............................................................        02/18/92          5.85%        5.81
Municipal Money Market.........................................................        02/18/92          3.96%        3.63
Ohio Municipal Money Market(1).................................................        01/26/93          3.85%        3.54
Michigan Municipal Money Market(1).............................................        01/31/91          3.88%        3.59
Cash Management Money Market...................................................        01/17/95          6.03%        5.99
U.S Government Securities Cash Management Money Market.........................        01/17/95          6.03%        5.98
Treasury Cash Management Money Market..........................................        09/12/97          5.85%        5.82
Treasury Prime Cash Management Money Market....................................        03/22/95          5.28%        5.24
Municipal Cash Management Money Market(1)......................................        08/18/97          4.04%        3.74

                                                                                      Inception      7-Day Yield  30-Day Yield
Class B Shares                                                                      Date of Class      6/30/00       6/30/00
--------------                                                                      -------------      ---------  ----------

U.S. Treasury Securities Money Market..........................................        11/21/96          4.91%        4.90
Prime Money Market.............................................................        11/12/96          5.10%        5.07

                                                                                      Inception      7-Day Yield  30-Day Yield
Class C Shares                                                                      Date of Class      6/30/00       6/30/00
--------------                                                                      -------------      ---------  ----------

U.S. Treasury Securities Money Market..........................................        02/18/98          4.91%        4.90
Prime Money Market Fund........................................................         5/31/00          5.10%        5.05

                                                                                      Inception      7-Day Yield  30-Day Yield
Class S Shares                                                                      Date of Class      6/30/00       6/30/00
--------------                                                                      -------------      ---------  ----------

Institutional Prime Money Market...............................................         4/10/00          6.28%        6.19
Treasury Only Money Market.....................................................         4/10/00          5.55%        5.55
Government Money Market........................................................         4/10/00          6.25%        6.19

(1)      A portion of the income may be subject to alternative minimum tax.


                                                                                      Inception      7-Day Yield  30-Day Yield
Service Class Shares                                                                Date of Class      6/30/00       6/30/00
--------------------                                                                -------------      -------       -------

Prime Money Market.............................................................        04/16/99         5.55           5.52
U.S. Treasury Securities Money Market..........................................        04/16/99         5.36           5.35
Municipal Money Market.........................................................        04/16/99         3.66           3.33


The tax equivalent yields for the classes of the Municipal Money Market, Ohio Municipal Money Market, Michigan Municipal Money Market, Municipal Cash Management Money Market and Tax-Exempt Money Market Funds are computed by dividing that portion of the Fund's yield (with respect to a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund (with respect to a particular class) that is not tax-exempt. The tax equivalent yields for the classes of the Municipal Money Market Funds contained in the following paragraph were computed based on an assumed effective federal income tax rate of 39.6%. No such data was provided for the Tax-Exempt Money Market Fund, the Treasury Prime Money Market Fund, and the U.S. Government Securities Money Market Fund because they had not commenced operations as of June 30, 1999. The tax equivalent effective yield for the classes of the Municipal Money Market Fund, Ohio Municipal Money Market Fund, the Michigan Money Market Fund, Municipal Cash Management Money Market and Tax-Exempt Money Market Funds are computed by dividing that portion of the effective yield of the Fund (with respect to a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund (with respect to a particular class) that is not tax-exempt.


                              TAX-EQUIVALENT YIELD

                                                                          7 Day
                                                                          Yield
Class I Shares                                                          06/30/00              28% Tax             39.6% Tax
--------------                                                          --------              -------             ---------

Municipal Money Market ......................................              4.20%               5.83%               6.95%
Ohio Municipal Money Market..................................              4.10%               5.69%               6.79%
Michigan Municipal Money Market*.............................              4.13%               5.74%               6.84%
Municipal Cash Management Money Market*......................              4.29%               5.96%               7.10%

                                                                          7 Day
Class A Shares                                                            Yield               28% Tax             39.6% Tax
--------------                                                            -----               -------             ---------

Municipal Money Market.......................................              3.96%               5.50%               6.56%
Ohio Municipal Money Market..................................              3.85%               5.35%               6.37%
Michigan Municipal Money Market*.............................              3.88%               5.39%               6.42%
Municipal Cash Management Money Market*......................              4.04%               5.61%               6.69%


* Prior to the consolidation with the Fund, the Predecessor Fund had a fiscal year end of 12/31/98.

The performance of the Funds may be compared in publications to the performance of various indices and investments (such as other mutual funds) for which reliable performance data is available, as well as averages, performance rankings or other information prepared by recognized mutual fund statistical services, as set forth below.

Performance information showing a Fund's total return and/or 30-day yield with respect to a particular class may be presented from time to time in advertising and sales literature regarding the Equity Funds, the Bond Funds, the Funds of Funds, and the Municipal Bond Funds. A 30-day yield is calculated by dividing the net investment income per-share earned during the 30-day base period by the maximum offering price per share on the last day of the period, according to the following formula:

                                           a-b
30-Day Yield              =                ---
                                      2[(cd +1)6-1]

No performance date is available with respect to the Health Sciences Fund and the Technology Fund because those Funds had not commenced operations as of June 30, 2000.

In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of Shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

From time to time the tax equivalent 30-day yield of a particular class of a Municipal Bond Fund may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of a Fund's yield (respecting a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund (respecting a particular class) that is not tax-exempt. The tax equivalent 30-day yields for a Municipal Bond Fund (respecting a particular class) will, unless otherwise noted, be computed based on an assumed effective federal income tax rate of 31%.

A Fund's respective cumulative total return and average annual total return was determined by calculating the change in the value of a hypothetical $1,000 investment in a particular class of the Fund for each of the periods shown. Cumulative total return for a particular class of a Fund is computed by determining the rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The cumulative return is calculated as the total dollar increase or decrease in the value of an account assuming reinvestment of all distributions divided by the original initial investment. The average annual return for a particular class of a Fund is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in share price and reinvestment of dividends and capital gains distributions.

Performance information showing a Fund's and/or particular Class's distribution rate may be presented from time to time in advertising and sales literature regarding the Bond Funds and Equity Funds. The distribution rate is calculated as follows:

distribution yield            =             a/(b) x 365
                                            -----------
                                                 c

In the formula, "a" represents dividends distributed by a particular class during that period; "b" represents month end offer price or net asset value for a particular class; "c" represents the number of days in the period being calculated. "365" is the number of days in a year, used to annualize the distribution yield.

Performance will fluctuate from time to time and is not necessarily representative of future results. Accordingly, a Fund's performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Performance is a function of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts at a bank, with regard to Class I Shares and Service Class Shares, or a Participating Organization, with regard to Class A and Class B Shares, will reduce a Fund's effective yield to customers. Performance data for the Funds through June 30, 2000 (calculated as described above) is as follows:

                                 CLASS I SHARES

Fixed Income Funds

Average Annual Total Return as of 6/30/00

                                                   Performance                                                       30-Day
                                        Inception   Inception                                                          SEC
                                      Date of Class  Date       Life     1 Year      3 Year     5 Year     10 Year    Yield
                                      -------------  ----       ----     ------      ------     ------     -------    -----

Short-Term Bond.....................    09/04/90     09/04/90   6.56%   4.81%      5.35%      5.59%          NA       6.41%
Intermediate Tax-Free(2)............    09/04/90     09/04/90   5.91%   2.19%      3.84%      4.92%          NA       4.71%
Ohio Municipal Bond(2)..............    07/02/91     07/02/91   5.75%   2.20%      3.70%      4.79%          NA       4.83%
Municipal Income(2).................    02/09/93     02/09/93   4.76%   0.32%      3.77%      4.86%          NA       5.22%
Government Bond.....................    02/08/93     02/08/93   5.57%   4.33%      5.63%      5.75%          NA       6.36%
Ultra Short-Term Bond...............    02/02/93     02/02/93   5.18%   5.66%      5.44%      5.81%          NA       6.61%
Kentucky Municipal Bond(2)(32)......    03/12/93     03/12/93   4.67%   2.83%      3.97%      4.99%          NA       4.61%
Louisiana Municipal Bond(33)........    03/26/96     12/29/89   5.95%   2.81%      3.76%      4.69%       5.91%       4.69%
West Virginia Municipal Bond(1),(2).    01/20/97     12/31/83   6.75%   2.76%      3.92%      4.73%       5.67%       4.83%


Arizona Municipal Bond(2)...........    01/20/97     11/30/79   6.84%   2.66%      3.71%      4.48%       5.92%       4.63%
Treasury & Agency(1)................    01/20/97     04/30/88   6.83%   4.42%      5.27%      5.35%       6.56%       6.49%
Income Bond(4)(25)..................    03/05/93     03/05/93   5.68%   4.19%      5.48%      5.69%          NA       6.86%
Intermediate Bond(5)(23)............    06/01/91     12/31/83   8.24%   4.12%      5.50%      6.41%       7.20%       6.56%
Bond(5).............................    06/01/91     12/31/83   9.24%   3.94%      5.87%      6.78%       8.00%       6.74%
Short-Term Municipal Bond(5)(28)....    05/04/98     05/04/98   3.42%   2.93%         NA         NA          NA       4.64%
Tax-Free Bond(6)(30)................    02/01/95     03/01/88   7.28%   2.64%      4.27%      5.24%       7.12%       4.93%
Michigan Municipal Bond(2)(34)......    02/01/93     02/01/93   5.21%   1.28%      3.87%      5.02%          NA       4.86%
Mortgage-Backed Securities(40)......    08/18/00     12/31/83   10.39   3.35%      6.10%      8.27%       8.92%          NA
High Yield Bond.....................    11/13/98     11/13/98   1.85%  (0.75)%        NA         NA          NA      11.25%

Equity Funds

Average Annual Total Return as of 6/30/00

                                                   Performance                                                        30-Day
                                        Inception   Inception                                                          SEC
                                      Date of Class  Date       Life     1 Year     3 Year     5 Year      10 Year    Yield
                                      -------------  ----       ----     ------     ------     ------      -------    -----

Mid Cap Value.......................    03/02/89     03/02/89  11.89%   0.38%     10.16%     14.12%      12.12%          NA
Equity Income.......................    07/02/87     07/02/87  11.89%  (8.34)%     7.91%     15.42%      13.18%          NA
Equity Index........................    07/02/91     07/02/91  18.46%   6.86%     19.32%     23.41%          NA          NA
Large Cap Value.....................    03/01/91     03/01/91  12.58%  (5.64)%    10.36%     14.00%          NA          NA
Mid Cap Growth......................    03/02/89     03/02/89  20.73%  36.65%     32.01%     28.61%      20.51%          NA
International Equity Index(3).......    10/28/92     10/28/92  13.31%  18.09%     12.91%     12.91%          NA          NA
Balanced............................    04/02/93     04/02/93  12.44%   5.74%     13.34%     14.96%          NA       2.61%
Large Cap Growth....................    02/28/92     02/28/92  20.35%  15.30%     26.32%     25.79%          NA          NA
Small Cap Growth(15)................    07/01/91     07/01/91  16.54%  32.26%     17.51%     17.43%          NA          NA
Diversified Equity(16)..............    03/26/96     12/29/89  16.95%   5.23%     18.88%     21.84%      17.10%          NA
Small Cap Value(4),(5),(17).........    01/27/95     06/30/72   9.29%  (2.78)%     0.31%     11.39%      12.74%          NA
Diversified Mid Cap(5)..............    06/01/91     12/31/83  14.65%  14.03%     13.11%     16.96%      16.03%          NA
Diversified International(3)(5)(19).    12/03/94     04/30/86  10.45%  20.97%     13.05%     12.68%       7.31%          NA
Market Expansion Index(5)(20).......    07/31/98     07/31/98  15.30%  14.30%         NA         NA          NA          NA

Funds of Funds

Average Annual Total Return as of 6/30/00

                                                   Performance                                                        30-Day
                                        Inception   Inception                                                          SEC
                                      Date of Class  Date       Life     1 Year     3 Year     5 Year      10 Year    Yield
                                      -------------  ----       ----     ------     ------     ------      -------    -----

Investor Conservative Growth........    12/10/96     12/10/96   8.51%   4.52%      8.03%         NA          NA          NA
Investor Balanced...................    12/10/96     12/10/96  12.20%   6.69%     11.54%         NA          NA          NA
Investor Growth & Income............    12/10/96     12/10/96  15.05%   8.10%     14.08%         NA          NA          NA
Investor Growth.....................    12/10/96     12/10/96  18.15%  10.17%     16.81%         NA          NA          NA

                                                       CLASS A SHARES
Fixed Income Funds

Average Annual Total Return as of 6/30/00

                                                   Performance                                                       30-Day
                                        Inception   Inception                                                          SEC
                                      Date of Class  Date       Life     1 Year     3 Year     5 Year      10 Year    Yield
                                      -------------  ----       ----     ------     ------     ------      -------    -----

Short-Term Bond(22).................    02/18/92     09/04/90   6.28%   4.55%      5.09%      5.32%          NA       5.97%
With Sales Charge...................                            5.96%   1.43%      4.04%      4.67%          NA          NA
Intermediate Tax-Free(2)(29)........    02/18/92     08/04/90   5.65%   2.03%      3.63%      4.70%          NA       4.26%
With Sales Charge...................                            5.15%  (2.53)%     2.06%      3.74%          NA          NA
Ohio Municipal Bond(2)(35)..........    02/18/92     07/02/91   5.52%   1.94%      3.44%      4.53%          NA       4.36%
With Sales Charge...................                            4.98%  (2.66)%     1.87%      3.58%          NA          NA


Municipal Income(2)(31).............    02/23/93     02/09/93   4.60%   0.06%      3.52%      4.62%          NA       4.72%
With Sales Charge...................                            3.95%  (4.45)%     1.93%      3.65%          NA          NA
Government Bond(26).................    03/05/93     02/08/93   5.33%   4.17%      5.40%      5.51%          NA       5.85%
With Sales Charge...................                            4.68%  (0.53)%     3.78%      4.55%          NA          NA
Ultra Short-Term Bond(21)...........    03/10/93     02/02/93   4.94%   5.40%      5.18%      5.59%          NA       6.16%
With Sales Charge...................                            4.51%   2.26%      4.10%      4.96%          NA          NA
Kentucky Municipal Bond(2)(32)......    01/20/95     03/12/93   4.42%   2.47%      3.68%      4.64%          NA       4.15%
With Sales Charge...................                            3.77%  (2.16)%     2.11%      3.67%          NA          NA
Louisiana Municipal Bond(2).........    12/29/89     12/29/89   5.87%   2.55%      3.50%      4.53%       5.83%       4.23%
With Sales Charge...................                            5.41%  (2.07)%     1.91%      3.59%       5.34%          NA
West Virginia Municipal Bond(1)(2)..    01/20/97     12/31/83   6.51%   2.59%      3.62%      4.53%       5.43%       4.33%
With Sales Charge...................                            6.22%  (2.00)%     2.04%      3.58%       4.94%          NA
Arizona Municipal Bond(1)(2)........    01/20/97     11/30/79   6.50%   2.43%      3.45%      3.95%       5.52%       4.22%
With Sales Charge...................                            6.27%  (2.22)%     1.88%      2.99%       5.03%          NA
Treasury & Agency(1)................    01/20/97     04/30/88   6.61%   4.27%      5.20%      5.24%       6.36%       6.10%
With Sales Charge...................                            6.35%   1.18%      4.14%      4.59%       6.04%          NA
Bond(5)(24).........................    05/01/92     12/31/83   8.98%   3.68%      5.64%      6.58%       7.82%       6.20%
With Sales Charge...................                            8.69%  (1.01)%     4.04%      5.60%       7.32%          NA
Income Bond(4)(25)..................    03/05/93     03/05/93   5.44%   3.80%      5.18%      5.38%          NA       6.32%
With Sales Charge...................                            4.78%  (0.85)%     3.56%      4.42%          NA          NA
Intermediate Bond(5)(23)............    05/01/92     12/31/83   7.98%   3.86%      5.27%      6.19%       7.03%       6.02%
With Sales Charge...................                            7.69%  (0.78)%     3.68%      5.23%       6.54%          NA
Short-Term Municipal Bond(28).......    05/04/98     05/04/98   3.02%   2.47%         NA         NA          NA       4.26%
With Sales Charge...................                            1.58%  (0.60)%        NA         NA          NA          NA
Tax-Free Bond(6)(30)................    03/01/88     03/01/88   7.16%   2.47%      4.00%      4.94%       6.97%       4.45%
With Sales Charge...................                            6.76%  (2.17)%     2.41%      3.99%       6.48%          NA
Michigan Municipal Bond(2)(34)......    02/01/93     02/01/93   5.07%   0.93%      3.56%      4.81%          NA       4.39%
With Sales Charge...................                            4.42%  (3.60)%     1.98%      3.85%          NA          NA
High Yield Bond.....................    11/13/98     11/13/98   1.52%  (1.00)%        NA         NA          NA      10.45%
With Sales Charge...................                         (1.30) %  (5.42)%        NA         NA          NA          NA
Mortgage-Backed Securities (40).....    08/18/00     12/31/83  10.01%   2.99%      5.73%      7.89%       8.54%          NA
With Sales Charge...................                               NA      NA         NA         NA          NA          NA

Equity Funds

Average Annual Total Return as of 6/30/00

                                        Inception  Performance                                                       30-Day
                                         Date of    Inception                                                          SEC
                                          Class       Date       Life     1 Year     3 Year     5 Year      10 Year   Yield
                                          -----       ----       ----     ------     ------     ------      -------   -----

Mid Cap Value(7)....................    02/18/92    03/02/89   11.60%    0.05%       9.89%     13.83%       11.85%      NA
With Sales Charge...................                           11.07%   (5.22)%      7.93%     12.61%       11.24%      NA
Equity Income(8)....................    02/18/92    07/02/87   11.55%   (8.61)%      7.61%     15.09%       12.87%      NA
With Sales Charge...................                           11.09%  (13.39)%      5.70%     13.86%       12.27%      NA
Equity Index(9).....................    02/18/92    07/02/91   18.17%    6.61%      19.00%     23.09%           NA      NA
With Sales Charge...................                           17.46%    1.01%      16.88%     21.76%           NA      NA
Large Cap Value(10).................    02/18/92    03/01/91   12.36%   (6.06)%     10.14%     13.77%           NA      NA
With Sales Charge...................                           11.72%  (10.99)%      8.19%     12.55%           NA      NA
Mid Cap Growth(11)..................    02/18/92    03/02/89   20.41%   36.25%      31.64%     28.29%       20.20%      NA
With Sales Charge...................                           19.84%   29.08%      29.31%     26.91%       19.56%      NA
International Equity Index(3)(12)...    04/23/93    10/28/92   13.05%   17.58%      12.66%     12.69%           NA      NA
With Sales Charge...................                           12.27%   11.38%      10.64%     11.48%           NA      NA
Balanced............................    04/02/93    04/02/93   12.14%    5.48%      13.02%     14.65%           NA   2.22%
With Sales Charge...................                           11.31%   (0.04)%     11.01%     13.41%           NA      NA
Large Cap Growth(14)................    02/22/94    02/28/92   20.07%   14.99%      25.98%     25.37%           NA      NA
With Sales Charge...................                           19.30%    8.94%      23.75%     24.02%           NA      NA
Small Cap Growth(15)................    07/01/91    07/01/91   16.45%   31.79%      17.35%     17.26%           NA      NA
With Sales Charge...................                           15.76%   24.85%      15.25%     15.99%           NA      NA
Diversified Equity(16)..............    12/29/89    12/29/89   16.82%    4.97%      18.58%     21.55%       16.96%      NA
With Sales Charge...................                           16.22%   (0.54)%     16.45%     20.24%       16.34%      NA
Small Cap Value(4)(5)(17)...........    01/27/95    06/30/72    8.92%   (2.94)%      0.07%     10.98%       12.34%      NA
With Sales Charge...................                            8.71%   (8.05)%     (1.71)%     9.79%       11.74%      NA
Diversified Mid Cap(5)(18)..........    05/01/92    12/31/83   14.38%   13.74%      12.82%     16.72%       15.84%      NA
With Sales Charge...................                           14.00%    7.76%      10.82%     15.47%       15.22%      NA

Diversified International(3)(5)(19).    12/03/94    04/30/86   10.13%   20.66%      12.79%     12.43%        7.03%      NA
With Sales Charge...................                            9.71%   14.30%      10.79%     11.23%        6.45%      NA
Market Expansion Index(20)..........    07/31/98    07/31/98   14.98%   13.93%          NA         NA           NA      NA
With Sales Charge...................                           11.81%    7.94%          NA         NA           NA      NA

Funds of Funds

Average Annual Total Return as of 6/30/00

                                                   Performance                                                        30-Day
                                        Inception   Inception                                                          SEC
                                      Date of Class  Date       Life     1 Year     3 Year      5 Year      10 Year   Yield
                                      -------------  ----       ----     ------     ------      ------      -------   -----


Investor Conservative Growth........    12/10/96    12/10/96    8.11%    4.27%       7.75%         NA           NA      NA
With Sales Charge...................                            6.50%   (1.21)%      5.84%         NA           NA      NA
Investor Balanced...................    12/10/96    12/10/96   11.87%    6.43%      11.17%         NA           NA      NA
With Sales Charge...................                           10.19%    0.83%       9.19%         NA           NA      NA
Investor Growth & Income............    12/10/96    12/10/96   14.98%    7.85%      13.78%         NA           NA      NA
With Sales Charge...................                           13.26%    2.21%      11.75%         NA           NA      NA
Investor Growth.....................    12/10/96    12/10/96   17.69%   10.04%      16.50%         NA           NA      NA
With Sales Charge...................                           15.93%    4.28%      14.43%         NA           NA

Class B Shares

Fixed Income

                                                   Performance                                                         30-Day
                                        Inception   Inception                                                           SEC
                                      Date of Class  Date       Life     1 Year     3 Year     5 Year       10 Year    Yield
                                      -------------  ----       ----     ------     ------     ------       -------    -----

Short-Term Bond(22).................    01/14/94    09/04/90    5.77%    4.00%       4.66%      4.80%           NA   5.61%
With Sales Charge...................                            5.77%    1.03%       4.06%      4.80%           NA      NA
Intermediate Tax-Free(2)(29)........    01/14/94    09/04/90    4.95%    1.46%       2.99%      4.04%           NA   3.81%
With Sales Charge...................                            4.95%   (3.42)%      2.08%      3.70%           NA      NA
Ohio Municipal Bond(2)(35)..........    01/14/94    07/02/91    4.86%    1.17%       2.77%      3.86%           NA   3.90%
With Sales Charge...................                            4.86%   (3.68)%      1.85%      3.52%           NA      NA
Municipal Income(2)(31).............    01/14/94    02/09/93    3.87%   (0.58)%      2.82%      3.92%           NA   4.31%
With Sales Charge...................                            3.87%   (5.35)%      1.90%      3.58%           NA      NA
Government Bond(26).................    01/14/94    02/08/93    4.62%    3.39%       4.73%      4.85%           NA   5.46%
With Sales Charge...................                            4.62%   (1.51)%      3.83%      4.52%           NA      NA
Ultra Short-Term Bond(21)...........    01/14/94    02/02/93    4.38%    4.91%       4.74%      5.01%           NA   5.88%
With Sales Charge...................                            4.38%    1.92%       4.14%      5.01%           NA      NA
Kentucky Municipal Bond(2)(32)......    03/16/95    03/12/93    3.69%    1.93%       3.04%      4.01%           NA   3.72%
With Sales Charge...................                            3.69%    2.96%       2.12%      3.66%           NA      NA
Louisiana Municipal Bond(2)(33).....    09/16/94    12/29/89    5.10%    1.89%       2.88%      3.82%        5.05%   3.77%
With Sales Charge...................                            5.10%   (3.00)%      1.96%      3.47%        5.05%      NA
West Virginia Municipal Bond(1)(2)..    01/20/97    12/31/83    5.83%    1.82%       3.04%      3.88%        4.76%   3.90%
With Sales Charge...................                            5.83%   (3.06)%      2.12%      3.54%        4.76%      NA
Arizona Municipal Bond(1)(2)........    01/20/97    11/30/79    5.65%    1.64%       1.78%      2.62%        4.52%   3.73%
With Sales Charge...................                            5.65%   (3.21)%      0.87%      2.25%        4.52%      NA
Treasury & Agency(1)................    01/20/97    04/30/88    6.07%    3.65%       4.60%      4.66%        5.82%   5.76%
With Sales Charge...................                            6.07%    0.70%       4.01%      4.66%        5.82%      NA
Income Bond(4)(25)..................    05/31/95    03/05/93    4.93%    3.11%       4.44%      4.63%           NA   5.94%
With Sales Charge...................                            4.93%   (1.77)%      3.55%      4.32%           NA      NA
Intermediate Bond(5)(23)............    09/23/96    12/31/83    7.17%    3.23%       4.50%      5.38%        6.16%   5.71%
With Sales Charge...................                            7.17%   (1.67)%      3.60%      5.06%        6.16%      NA
Bond(5)(24).........................    08/26/96    12/31/83    8.19%    3.01%       4.87%      5.82%        6.97%   5.84%
With Sales Charge...................                            8.19%   (1.87)%      3.97%      5.50%        6.97%      NA
Short-Term Municipal Bond(28).......    05/04/98    05/04/98    2.53%    2.08%          NA         NA           NA   3.72%
With Sales Charge...................                            1.63%   (0.89)%         NA         NA           NA      NA
Tax-Free Bond(6)(30)................    04/04/95    03/01/88    6.37%    1.80%       3.29%      4.17%        6.18%   4.01%
With Sales Charge...................                            6.37%   (3.09)%      2.37%      3.84%        6.18%      NA
Michigan Municipal Bond(34).........    09/23/96    02/01/93    4.21%    0.51%       2.97%      4.03%           NA   4.11%
With Sales Charge...................                            4.21%   (4.30)%      2.05%      3.69%           NA      NA
High Yield Bond.....................    11/13/98    11/13/98    0.97%   (1.64)%         NA         NA           NA  10.27%
With Sales Charge...................                           (1.22)%  (6.15)%         NA         NA           NA      NA


Equity Funds
                                                   Performance                                                        30-Day
                                        Inception   Inception                                                          SEC
                                      Date of Class  Date       Life     1 Year      3 Year    5 Year      10 Year    Yield
                                      -------------  ----       ----     ------      ------    ------      -------    -----
Mid Cap Value(7)....................    01/14/94    03/02/89   10.80%   (0.61)%      9.05%     12.97%       11.03%      NA
With Sales Charge...................                           10.80%   (5.12)%      8.33%     12.72%       11.03%      NA
Equity Income(8)....................    01/14/94    07/02/87   10.81%   (9.22)%      6.85%     14.29%       12.10%      NA
With Sales Charge...................                           10.81%  (13.55)%      6.00%     14.05%       12.10%      NA
Equity Index(9).....................    01/14/94    07/02/91   17.35%    5.80%      18.15%     22.15%           NA      NA
With Sales Charge...................                           17.35%    0.80%      17.42%     21.97%           NA      NA
Large Cap Value(10).................    01/14/94    03/01/91   11.69%   (6.56)%      9.31%     12.97%           NA      NA
With Sales Charge...................                           11.69%  (10.83)%      8.47%     12.73%           NA      NA
Mid Cap Growth(11)..................    01/14/94    03/02/89   19.50%   35.23%      30.62%     27.31%       19.29%      NA
With Sales Charge...................                           19.50%   30.23%      30.03%     27.16%       19.29%      NA
International Equity Index(3)(12)...    01/14/94    10/28/92   12.15%   16.99%      11.81%     11.75%           NA      NA
With Sales Charge...................                           12.15%   11.99%      11.01%     11.49%           NA      NA
Balanced(13)........................    01/14/94    04/02/93   11.33%    4.67%      12.21%     13.83%           NA   1.60%
With Sales Charge...................                           11.33%   (0.28)%     11.41%     13.59%           NA      NA
Large Cap Growth(14)................    01/14/94    02/28/92   19.20%   14.16%      25.08%     24.58%           NA      NA
With Sales Charge...................                           19.20%    9.16%      24.44%     24.41%           NA      NA
Small Cap Growth(15)................    09/12/94    07/01/91   15.55%   30.89%      16.30%     16.29%           NA      NA
With Sales Charge...................                           15.55%   25.89%      15.55%     16.07%           NA      NA
Diversified Equity(16)..............    09/09/94    12/29/89   15.98%    4.23%      17.70%     20.63%       16.13%      NA
With Sales Charge...................                           15.98%   (0.68)%     16.98%     20.44%       16.13%      NA
Small Cap Value(4)(5)(17)...........    01/27/95    06/30/72    8.21%   (3.67)%      0.63%     10.31%       11.61%      NA
With Sales Charge...................                            8.21%   (8.47)%    (1.49)%     10.03%       11.61%      NA
Diversified Mid Cap(5)(18)..........    09/23/96    12/31/83   13.55%   13.01%      12.21%     15.99%       14.96%      NA
With Sales Charge...................                           13.55%    9.05%      11.61%     15.77%       14.96%      NA
Diversified International(3)(5)(19).    08/26/96    04/30/86    9.43%   19.77%      12.08%     11.70%        6.34%      NA
With Sales Charge...................                            9.43%   14.77%      11.28%     11.44%        6.34%      NA
Market Expansion Index(20)..........    07/31/98    07/31/98   15.00%   13.06%          NA         NA           NA      NA
With Sales Charge...................                           13.30%    8.80%          NA         NA           NA      NA

Fund of Funds


Investor Conservative Growth........    12/10/96    12/10/96    7.42%    3.48%       6.99%         NA           NA      NA
With Sales Charge...................                            6.71%   (1.46)%      6.11%         NA           NA      NA
Investor Balanced...................    12/10/96    12/10/96   11.16%    5.58%      10.40%         NA           NA      NA
With Sales Charge...................                           10.51%    0.58%       9.58%         NA           NA      NA
Investor Growth & Income............    12/10/96    12/10/96   14.12%    7.04%      12.93%         NA           NA      NA
With Sales Charge...................                           13.52%    2.06%      12.14%         NA           NA      NA
Investor Growth.....................    12/10/96    12/10/96   17.24%    9.14%      15.61%         NA           NA      NA
With Sales Charge...................                           16.67%    4.14%      14.86%         NA           NA      NA

Class C Shares

Fixed Income Funds

Average Annual Total Return as of 6/30/00

                                                   Performance                                                        30-Day
                                        Inception   Inception                                                          SEC
                                      Date of Class  Date       Life     1 Year      3 Year    5 Year      10 Year    Yield
                                      -------------  ----       ----     ------      ------    ------      -------    -----

Municipal Income(2))(31)............    11/04/97    02/09/93    4.37%   (0.59)%       4.16%     4.68%         NA     4.30%
With Sales Charge...................                            4.37%   (1.54)%       4.16%     4.68%         NA        NA
Intermediate Bond(5)(23)............    03/22/99    12/31/83    7.18%    3.33%        4.50%     5.36%      6.14%     5.71%
With Sales Charge...................                            7.18%    2.35%        4.50%     5.36%      6.14%        NA
Government Bond(26).................    03/22/99    02/08/93    4.55%    3.39%        4.68%     4.79%         NA     5.45%
With Sales Charge...................                            4.55%    2.41%        4.68%     4.79%         NA        NA
High Yield Bond(27).................    03/22/99    11/13/98    0.92%   (1.66)%         NA         NA         NA    10.23%
With Sales Charge...................                            0.92%   (2.56)%         NA         NA         NA        NA
Income Bond(25).....................    05/30/00    03/05/93    4.84%    3.15%        4.39%     4.56%         NA     6.02%
With Sales Charge...................                            4.84%    2.15%        4.39%     4.56%         NA        NA
Bond(5)(24).........................    03/22/99    12/13/83    8.22%    3.19%        5.02%     5.76%      6.93%     5.83%
With Sales Charge...................                            8.22%    2.21%        5.02%     5.76%      6.93%        NA


Equity Funds

Average Annual Total Return as of 6/30/00

                                                   Performance                                                        30-Day
                                        Inception   Inception                                                          SEC
                                      Date of Class  Date       Life     1 Year     3 Year     5 Year      10 Year    Yield
                                      -------------  ----       ----     ------     ------     ------      -------    -----
Mid Cap Value(7)....................    03/22/99    03/02/89   10.81%   (0.40)%      9.12%     13.01%       11.05%      NA
With Sales Charge...................                           10.81%   (1.30)%      9.12%     13.01%       11.05%      NA
Equity Income(8)....................    11/04/97    07/02/87   10.84%   (9.10)%      6.96%     14.36%       12.14%      NA
With Sales Charge...................                           10.84%   (9.96)%      6.96%     14.36%       12.14%      NA
Equity Index(9).....................    11/04/97    07/02/91   17.38%    5.84%      18.25%     22.23%           NA      NA
With Sales Charge...................                           17.38%    4.84%      18.25%     22.23%           NA      NA
Large Cap Value (10)................    03/22/99    03/01/91   11.69%   (6.63)%      9.32%     12.98%           NA      NA
With Sales Charge...................                           11.69%   (7.48)%      9.32%     12.98%           NA      NA
Mid Cap Growth(11)..................    11/04/97    03/02/89   19.61%   35.50%      31.01%     27.53%       19.39%      NA
With Sales Charge...................                           19.61%   34.50%      31.01%     27.53%       19.39%      NA
International Equity Index(3)(12)...    11/04/97    10/28/92   12.25%   16.92%      12.07%     11.89%           NA      NA
With Sales Charge...................                           12.25%   15.92%      12.07%     11.89%           NA      NA
Balanced (13).......................    05/30/00    04/02/93   11.31%    4.64%      12.21%     13.83%           NA   1.33%
With Sales Charge...................                           11.31%    3.64%      12.21%     13.83%           NA      NA
Large Cap Growth(14)................    11/04/97    02/28/92   19.20%   14.20%      25.10%     24.59%           NA      NA
With Sales Charge...................                           19.20%   13.20%      25.10%     24.59%           NA      NA
Small Cap Growth(15)................    11/04/97    07/01/91   15.60%   31.27%      16.41%     16.36%           NA      NA
With Sales Charge...................                           15.60%   30.27%      16.41%     16.36%           NA      NA
Diversified Equity(16)..............    11/04/97    12/29/89   16.00%    4.27%      17.80%     20.69%       16.17%      NA
With Sales Charge...................                           16.00%    3.29%      17.80%     20.69%       16.17%      NA
Small Cap Value(5)(17)..............    03/22/99    06/30/72    8.21%  (3.57)%      (.69)%     10.25%       11.59%      NA
With Sales Charge...................                            8.21%  (4.53)%      (.69)%     10.25%       11.59%      NA
Diversified Mid Cap(18).............    03/22/99    12/31/83   13.54%  12.83%       12.16%     15.94%       14.93%      NA
With Sales Charge...................                           13.54%  12.04%       12.16%     15.94%       14.93%      NA
Diversified International (3)(5)(19)    03/22/99    04/30/86    9.42%  19.76%       12.07%     11.69%        6.34%      NA
With Sales Charge...................                            9.42%  18.76%       12.07%     11.69%        6.34%      NA
Market Expansion Index(20)..........    03/22/99    07/31/98   14.01%  13.11%           NA         NA           NA      NA
With Sales Charge...................                           14.01%  12.26%           NA         NA           NA      NA

Funds of Funds

Average Annual Total Return as of 6/30/00

                                                   Performance                                                        30-Day
                                        Inception   Inception                                                          SEC
                                      Date of Class  Date       Life     1 Year     3 Year      5 Year      10 Year   Yield
                                      -------------  ----       ----     ------     ------      ------      -------   -----

Investor Conservative Growth(36)....    07/01/97    12/10/96    7.38%    3.48%       6.94%         NA           NA      NA
With Sales Charge...................                            7.38%    2.49%       6.94%         NA           NA      NA
Investor Balanced(37)...............    07/01/97    12/10/96   11.09%    5.59%      10.36%         NA           NA      NA
With Sales Charge...................                           11.09%    4.59%      10.36%         NA           NA      NA
Investor Growth & Income(38)........    07/01/97    12/10/96   14.15%    7.10%      12.94%         NA           NA      NA
With Sales Charge...................                           14.15%    6.10%      12.94%         NA           NA      NA
Investor Growth(39).................    07/01/97    12/10/96   17.22%    9.08%      15.59%         NA           NA      NA
With Sales Charge...................                           17.22%    8.08%      15.59%         NA           NA      NA


PERFORMANCE FOOTNOTES

(1) The quoted performance of these funds ("MUTUAL FUNDS") advised by Banc One Investment AdvisorsCorporation includes performance of certain (8) collective trust fund ("COMMINGLED") accounts for periods dating back to 12/31/83 for the West Virginia Municipal Bond Fund, 11/30/79 for the Arizona Municipal Bond, Fund and 4/30/88 for the Treasury & Agency Fund. Prior to the Mutual Funds' commencement of operations on 1/20/97, the

     Commingled accounts were adjusted to reflect the expenses associated with the Mutual Funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(2) A portion of the income may be subject to the federal alternative minimum tax.

(3)  Foreign investing involves a greater degree of risk and volatility.

(4) Prior to September 21, 1996, the predecessor of the Small Cap Value Fund and the Income Bond Fund had no operating history. Except as noted below, performance for periods prior to such date is represented by the performance of Prairie Special Opportunity and Prairie Intermediate Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the predecessors of the Small Cap Value Fund and the Income Bond Fund.


(5) Performance of the predecessor to the Small Cap Value Fund for periods prior to January 27, 1995 is represented by performance of a common trust fund managed by First National Bank of Chicago before the effective date of the registration statement of the Fund. Performance of the predecessor to the Diversified Mid Cap Fund (6/1/91), the Diversified International Fund (12/3/94), the Intermediate Bond Fund (6/1/91), and the Bond Fund (6/1/91) or periods to the dates shown here (inception of the Funds under 1940 Act) is represented by performance of certain common trust funds managed by NBD before the effective date of the registration statement of these Funds. The common trust funds were not registered under the 1940 Act and were not subject to certain restrictions that are imposed by the 1940 Act and Sub-Chapter M of the Code. If the common trust funds had been registered under the 1940 Act, performance may have been adversely affected. The common trust funds did not charge any expenses. Performance of the common trust funds (other than the common trust fund that is the predecessor to the Diversified International Fund) has been restated to reflect the maximum operating expenses charged (absent waivers and expense reimbursements) by the predecessor Prairie Fund upon its inception on January 27, 1995 in the case of the Small Cap Value Fund or by the other Funds upon their inception, as the case may be. Performance of the common trust fund that is the predecessor to the Diversified International Fund has been restated to reflect actual operating expenses charged after waivers and expense reimbursements.


(6) Performance for periods prior to September 14, 1996 is represented by the performance of the Prairie Municipal Bond Fund. On such date, the assets and liabilities of the Prairie Municipal Bond Fund were transferred to the predecessor of the Tax-Free Bond Fund.


(7) Mid Cap Value Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from March 2, 1989 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from March 2, 1989 to January 13, 1994. For periods prior to the commencement of operations of Class C on March 22, 1999, Class C performance is based on Class B from March 2, 1989 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.


(8) Equity Income Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from July 2, 1987 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from July 2, 1987 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from July 2, 1987 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.



(9) Equity Index Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from July 2, 1991 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from July 2, 1991 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from July 2, 1991 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(10) Large Cap Value Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from March 1, 1991 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from March 1, 1991 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from March 1, 1991 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.


(11) Mid Cap Growth Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from March 2, 1989 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from March 2, 1989 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from March 2, 1989 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.



(12) International Equity Index Fund. For periods prior to the commencement of operations of Class A shares on April 23, 1993, Class A performance is based on Class I performance from October 28, 1992 to April 22, 1993. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from October 28, 1992 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from October 28, 1992 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.


(13) Balanced Fund. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A performance from April 2, 1993 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on May 30, 2000, Class C performance is based on Class B from April 2, 1993 to May 29, 2000. Class B and C performance has been adjusted to reflect the differences in expenses and sales charges between classes.


(14) Large Cap Growth Fund. For periods prior to the commencement of operations of Class A shares on February 22, 1994, Class A performance is based on Class I performance from February 28, 1992 to February 21, 1994 For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from February 28, 1992 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from February 28, 1992 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.


(15) Small Cap Growth Fund. The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996. For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on Class A performance from July 1, 1991 to March 25, 1996, unadjusted for expenses and sales charges. For periods prior to the commencement of operations of Class B shares on September 12, 1994, Class B performance is based on Class A from July 1, 1991 to September 11, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from July 1, 1991 to November 3, 1997. Class B and C performance has been adjusted to reflect the differences in expenses and sales charges between classes.


(16) Diversified Equity Fund. The performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996. For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on Class A performance from December 29, 1989 to March 25, 1996, unadjusted for expenses and sales charges. For periods prior to the commencement of operations of Class B shares on September 9, 1994, Class B performance is based on Class A from December 29, 1989 to September 8, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from December 29, 1989 to November 3, 1997. Class B and C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(17) Small Cap Value Fund. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund for the period prior to the consolidation with the One Group Small Cap Value Fund on March 22, 1999. For periods prior to the commencement of operations of Class I, Class A and Class B shares on January 27, 1995, performance is based on the common trust fund performance from June 30, 1972 to January 26, 1995. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B performance from June 30, 1972 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(18) Diversified Mid Cap Fund. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Diversified Mid Cap Fund on March 22, 1999. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class A performance is based on the common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992. For periods prior to the commencement of operations of Class B shares on September 23, 1996, Class B performance is based on Class A from December 31, 1983 to September 22, 1996. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from December 31, 1983 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(19) Diversified International Fund. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund, and the Pegasus International Equity Fund for the period prioer to the consolidation with One Group Diversified International Fund on March 22, 1999. For periods prior to the commencement of operations of Class B shares on August 26, 1996, Class B performance is based on the common trust fund performance from April 30, 1986 to December 2, 1994 and Class A performance from December 3, 1994 to August 25, 1996. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from April 30, 1986 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.


(20) Market Expansion Index Fund. One Group Market Expansion Index Fund consolidated with the Pegasus Market Expansion Index Fund on March 22, 1999. For financial reporting purposes, the Pegasus Market Expansion Index Fund was considered the accounting survivor. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B performance from July 31, 1998 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(21) Ultra Short-Term Bond Fund. For periods prior to the commencement of operations of Class A shares on March 10, 1993, Class A performance is based on Class I performance from February 2, 1993 to March 9, 1993. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from February 2, 1993 to January 13, 1994. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.


(22) Short-Term Bond Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from September 4, 1990 to February 17, 1992. For the periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from September 4, 1990 to January 13, 1994. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.



(23) Intermediate Bond Fund. The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class A performance is based on common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992. For periods prior to the commencement of operations of Class B shares on September 23, 1996, Class B performance is based on Class A from December 31, 1983 to September 22, 1996. For periods prior to the commencement of operations of Class C shares on March 22, 199, Class C performance is abased on Class B from December 31, 1983 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(24) Bond Fund. The performance information for One Group Bond Fund includes the performance of a common trust fund, to the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class A performance is based on common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992. For periods prior to the commencement of operations of Class B shares on August 26, 1996, Class B performance is based on Class A from December 31, 1983 to August 25, 1996. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C shares performance is based on Class B from December 31, 1983 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(25) Income Bond Fund. One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. The performance information for One Group Income Bond Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Multi-Sector Bond Fund. On December 2, 1994, the Fund terminated its offering of Class B shares and such shares converted to Class A shares. The Fund re-offered class B shares on May 31, 1995. For periods prior to the re-offering of Class B shares on May 31, 1995, Class B performance is based on Class A performance from March 5, 1993 to May 30, 1995. For periods prior to the commencement of operations of Class C shares on May 30, 2000, Class C performance is based on Class B from March 5, 1993 to May 29, 2000. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(26) Government Bond Fund. For periods prior to the commencement of operations of Class A shares on March 5, 1993, Class A performance is based on Class I performance from February 8, 1993 to March 4, 1993. For the periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from February 8, 1993 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from February 8, 1993 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(27) High Yield Bond Fund. Prior to the commencement of operations of Class C shares on March 22, 1999, the performance of Class C is based on Class B adjusted to reflect the differences in expenses and sales charges between classes.

(28) Short-Term Municipal Bond Fund. The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with One Group Short-Term Municipal Bond Fund on March 22, 1999.

(29) Intermediate Tax-Free Bond Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from September 4, 1990 to February 17, 1992. For the periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from September 4, 1990 to January 13, 1994. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(30) Tax-Free Bond Fund. The performance data includes the performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with One Group Tax-Free Bond Fund on March 22, 1999. For periods prior to the commencement of operations of Class I shares on February 1, 1995, Class I performance is based on Class A performance from March 1, 1988 to January 31, 1995 unadjusted for expenses and sales charges. For periods prior to the commencement of operations of Class B shares on April 4, 1995, Class B performance is based on Class A from March 1, 1988 to April 3, 1995. Class B performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(31) Municipal Income Fund. For periods prior to the commencement of operations of Class A shares on February 23, 1993, Class A performance is based on Class I performance from February 9, 1993 to February 22, 1993. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from February 9, 1993 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from February 9, 1993 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(32) Kentucky Municipal Bond Fund. The performance data includes the performance of the Trademark Kentucky Municipal Bond Fund for the period before it was consolidated with One Group Kentucky Municipal Bond Fund on January 20, 1995. For periods prior to the commencement of operations of Class A shares on January 20, 1995. Class A performance is based on Class I performance from March 12, 1993 to January 19, 1995. For periods prior to the commencement of operations of Class B shares on March 16, 1995, Class B performance is based on Class A from

     March 12, 1993 to March 15, 1995. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(33) Louisiana Municipal Bond Fund. The above-quoted performance data includes the performance of the Paragon Louisiana Tax-Free Bond Fund for the period before it was consolidated with One Group Louisiana Municipal Bond Fund on March 26, 1996. For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on Class A performance from December 29, 1989 to March 25, 1996 unadjusted for expenses and sales charges. For periods prior to the commencement of operations of Class B shares on September 16, 1994, Class B performance is based on Class A from December 29, 1989 to September 15, 1994. Class B performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(34) Michigan Municipal Bond Fund. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with One Group Michigan Municipal Bond Fund on March 22, 1999. Prior to the commencement of operations of Class B shares on September 23, 1996, the performance for Class B shares is based on Class A share performance adjusted to reflect the expenses and sales charges.

(35) Ohio Municipal Bond Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from July 2, 1991 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from July 2, 1991 to January 13, 1994. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

(36) Investor Conservative Growth Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B performance adjusted to reflect the differences in expenses and sales charges between classes.

(37) Investor Balanced Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B share performance adjusted to reflect the differences in expenses and sales charges between classes.

(38) Investor Growth & Income Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B performance adjusted to reflect the differences in expenses and sales charges between classes.

(39) Investor Growth Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B performance adjusted to reflect the differences in expenses and sales charges between classes.

(40) Mortgage-Backed Securities Fund. The quoted performance of the Fund for periods prior to August 18, 2000 is represented by performance of a common trust fund managed by Banc One Investment Advisors or its predecessors (the "Common Trust Fund") before the effective date of the registration statement of the Fund. The quoted performance is adjusted to reflect the estimated current fees of the Fund on a class by class basis absent any waivers. The Common Trust Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, limitations, and diversification requirements that are imposed by the 1940 Act and the Code. If the Common Trust Fund had been so registered, its performance might have been adversely affected.


     The above quoted performance for the Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, and the Treasury & Agency Fund, respectively, includes the performance for the Arizona Municipal Bond Investment Fund, the West Virginia Municipal Bond Investment Fund and the Treasury Only Government Based Investment Trust, common trust funds managed by Banc One Investment Advisors (collectively the "CIFs"). The quoted performance of these Funds include performance of the corresponding CIFs for periods dating back to December 31, 1983 for the West Virginia Municipal Bond Fund, November 30, 1979 for the Arizona Municipal Bond Fund and April 30, 1988 for the Treasury & Agency Fund. Because the management of the Funds is materially identical as the CIFs, the quoted performance of the

     Funds will include the performance of the CIFs for the periods prior to January 20, 1997, the effectiveness of the Trust's registration statement as it relates to the Funds. The quoted performance will be adjusted to reflect the deduction of estimated current fees of the Funds on a class by class basis absent any waivers. The CIFs were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore were not subject to certain investment restrictions, limitations, and diversification requirements that are imposed by the 1940 Act and the Code. If the CIFs had been so registered, their performance might have been adversely affected.


     ADDITIONAL INFORMATION REGARDING PERFORMANCE

     The performance of each class of a Fund may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices that may assume investment of dividends but do not reflect deductions for administrative and management costs. Further, the performance of each class of a Fund may be compared to other funds or to relevant indices that may calculate total return without reflecting sales charges; in which case, a Fund may advertise its total return in the same manner. If reflected, sales charges would reduce these total return calculations.

     THE MONEY MARKET FUNDS and INSTITUTIONAL MONEY MARKET FUNDS may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts, as monitored by the BANK RATE MONITOR, and those of corporate and government security price indices of various durations prepared by Shearson Lehman Brothers, Solomon Brothers, Inc. and the IBC/Donoghue organization. These indices are not managed for any investment goals.

     The Money Market Funds and Institutional Money Market Funds may also use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc. and i Money Net, Inc.

     Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

     Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin
     H. 15), may also be used. Also current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The BOND BUYER is published daily and is an industry-accepted source for current municipal bond market information.

     Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment.


     Finally, the Money Market Funds and the Institutional Money Market Funds may include ratings of rating organizations (like Moody's Investors Services, Standard & Poor's Corporation, and Fitch IBCA) in advertising and other types of literature. The ratings of the Money Market Funds and the Institutional Money Market Funds as of October 17, 2000 were as follows:

          Moody's

          Aaa -     U.S. Government Securities Cash Management Money Market Fund
          Aaa -     Cash Management Money Market Fund
          Aaa -     Treasury Cash Management Money Market Fund
          Aaa -     Treasury Prime Cash Management Money Market Fund

          Aaa -     U.S. Treasury Securities Money Market Fund
          Aaa -     Treasury Only Money Market Fund
          Aaa -     Institutional Prime Money Market Fund
          Aaa -     Government Money Market Fund

          Standard & Poors

          AAAm -    Cash Management Money Market Fund
          AAAm -    Treasury Cash Management Money Market Fun
          AAAm -    Treasury Prime Cash Management Money Market Fund
          AAAm -    U.S. Government Securities Cash Management Money Market Fund
          AAAm -    Treasury Only Money Market Fund
          AAAm -    U.S. Treasury Securities Money Market Fund
          AAAm -    Institutional Prime Money Market Fund
          AAAm -    Institutional Government Money Market Fund

          Fitch IBCA

          AAA/V1+     Institutional Prime Money Market Fund

          THE EQUITY, BOND AND MUNICIPAL BOND FUNDS AND THE FUNDS OF FUNDS may quote actual total return performance from time to time in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

          The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

          The Equity Funds, the Bond Funds, the Municipal Bond Funds and the Funds of Funds may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.; they may also use indices, including those identified in the Prospectuses, such as the Standard & Poor's 400 Composite Stock Index, the Standard & Poor's 500 Composite Stock Index, the Standard & Poor's 600 Composite Stock Index, the Russell 2000, or the Morgan Stanley International European, Asian and Far East Gross Domestic Product Index for performance comparison. Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used.

          THE BOND FUNDS, THE FUNDS OF FUNDS AND THE BALANCED FUND may quote actual yield and/or total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations. Comparative information on the Consumer Price Index may also be included.

          The Bond Funds, the Funds of Funds and the Balanced Fund may also use comparative performance information computed by and available from certain industry and general market research and publications, as well as statistical and performance information, compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation.

          The Bond Funds, the Funds of Funds and the Balanced Fund may also use current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15). In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used.

Miscellaneous

The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in the Trust's Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive. As used in the Trust's Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any State in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.


As of October 18, 2000, Bank One Corporation, One Bank One Plaza, Chicago, Illinois 60670 (a Delaware Corporation) through Bank Subsidiaries, acting on behalf of their underlying accounts, held of record substantially all of the Class I Shares of the Trust, and possessed voting or investment power as follows:

                                                          Percent of
                                                          Beneficial
FUND                                                      Ownership
---------------------------------------------------------------------
Arizona Municipal Bond Fund                                   96.38%
---------------------------------------------------------------------
Balanced Fund                                                 55.66%
---------------------------------------------------------------------
Bond Fund                                                     98.32%
---------------------------------------------------------------------
Cash Management Money Market Fund                             43.16%
---------------------------------------------------------------------

---------------------------------------------------------------------
Diversified Equity Fund                                       96.64%
---------------------------------------------------------------------
Diversified International Fund                                99.04%
---------------------------------------------------------------------
Diversified Mid Cap Fund                                      97.58%
---------------------------------------------------------------------
Equity Income Fund                                            96.74%
---------------------------------------------------------------------
Equity Index Fund                                             90.76%
---------------------------------------------------------------------
Government Bond Fund                                          98.70%
---------------------------------------------------------------------
Government Money Market Fund*                                 16.56%
---------------------------------------------------------------------
High Yield Bond Fund                                          99.72%
---------------------------------------------------------------------
Income Bond Fund                                              96.68%
---------------------------------------------------------------------
Institutional Prime Money Market Fund*                        22.47%
---------------------------------------------------------------------
Intermediate Bond Fund                                        97.58%
---------------------------------------------------------------------
Intermediate Tax-Free Bond Fund                               97.30%
---------------------------------------------------------------------
International Equity Index Fund                               97.35%
---------------------------------------------------------------------
Investor Balanced Fund                                        83.40%
---------------------------------------------------------------------
Investor Conservative Growth Fund                             60.10%
---------------------------------------------------------------------
Investor Growth Fund                                          56.28%
---------------------------------------------------------------------
Investor Growth and Income Fund                               59.98%
---------------------------------------------------------------------
Kentucky Municipal Bond Fund                                  99.67%
---------------------------------------------------------------------
Large Cap Growth Fund                                         94.69%
---------------------------------------------------------------------
Large Cap Value Fund                                          98.04%
---------------------------------------------------------------------
Louisiana Municipal Bond Fund                                 96.66%
---------------------------------------------------------------------
Market Expansion Index Fund                                   96.00%
---------------------------------------------------------------------
Michigan Municipal Bond Fund                                  98.82%
---------------------------------------------------------------------
Michigan Municipal Money Market Fund                          76.56%
---------------------------------------------------------------------
Mid Cap Growth Fund                                           90.25%
---------------------------------------------------------------------
Mid Cap Value Fund                                            98.24%
---------------------------------------------------------------------
Mortgage-Backed Securities Fund                               99.96%
---------------------------------------------------------------------
Municipal Cash Management Money Market Fund                   74.98%
---------------------------------------------------------------------
Municipal Income Fund                                         98.66%
---------------------------------------------------------------------
Municipal Money Market Fund                                   77.42%
---------------------------------------------------------------------
Ohio Municipal Bond Fund                                      98.01%
---------------------------------------------------------------------
Ohio Municipal Money Market Fund                              65.14%
---------------------------------------------------------------------
Prime Money Market Fund                                       50.38%
---------------------------------------------------------------------
Short-Term Municipal Bond Fund                                92.30%
---------------------------------------------------------------------
Short-Term Bond Fund                                          96.30%
---------------------------------------------------------------------
Small Cap Growth Fund                                         97.01%
---------------------------------------------------------------------
Small Cap Value Fund                                          98.76%
---------------------------------------------------------------------
Tax-Free Bond Fund                                            98.54%
---------------------------------------------------------------------
Technology Fund                                               77.60%
---------------------------------------------------------------------
Treasury & Agency Fund                                        98.24%
---------------------------------------------------------------------
Treasury Cash Management Money Market Fund*                    0.33%
---------------------------------------------------------------------
Treasury Only Money Market Fund*                              13.53%
---------------------------------------------------------------------
Treasury Prime Cash Management Money Market Fund*             25.00%
---------------------------------------------------------------------
Ultra Short-Term Bond Fund                                    91.00%
---------------------------------------------------------------------
U.S. Government Securities Cash Management Money Market Fund*  0.80%
---------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund*                    9.22%
---------------------------------------------------------------------
West Virginia Municipal Bond Fund                             99.65%
---------------------------------------------------------------------



As a result, Bank One Corporation may be deemed to be a "controlling person" of Class I Shares of each of the aforementioned Funds (other than the Funds marked with an asterisk) under the Investment Company Act of 1940.

In addition, as of October 18, 2000 the following persons were the beneficial owners of more than 25% of the outstanding Shares of the following class of Shares of the following Funds:

25% Shareholders as of October 18, 2000

----------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Arizona Municipal Bond Fund    31.00%              Record
Securities Corporation Inc.                       Class B
PO Box 2052
Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Arizona Municipal Bond Fund    99.63%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
                 PO Box 710211
Columbus, OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Balanced Fund                  91.34%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Kemper Service Company.                           Bond Fund                      51.96%              Record
BOIA - One Group Operations                       Class C
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Bond Fund                      82.52%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
NBD Bank NA                                       Cash Management Money Market   41.12%              Record &
Attn: Mary Ellen Bradley                          Fund                                               Beneficial
9000 Haggerty Road                                Class A
Belleville, MI 48111-1632
----------------------------------------------------------------------------------------------------------------------
Bank One                                          Cash Management Money Market   29.35%              Record &
Attn: Mary Ellen Bradley                          Fund                                               Beneficial
9000 Haggerty Road, Suite MI1-8217                Class A
Belleville, MI 48111-1632
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Cash Management Money Market   50.84%              Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Bank One Trust Company.                           Cash Management Money Market   40.78%              Record
BOIA -SEI Corporate Trust                         Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Bank One Securities Corp.                         Diversified Equity Fund        70.19%              Record
The One Investment Solution                       Class C
733 Greencrest Drive
Westerville OH 43081-4903
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Diversified Equity Fund        75.88%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith               Diversified International      55.74%              Record &
Inc For The Sole Benefit Of Cust.                 Fund                                               Beneficial
4800 Deer Lake Drive East                         Class C
Jacksonville FL 32246-6484
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Diversified International      84.43%              Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus, OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith               Diversified Mid Cap Fund       36.60%              Record
Inc For The Sole Benefit Of Cust.                 Class C
4800 Deer Lake Drive East
Jacksonville FL 32246-6484
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Diversified Mid Cap Fund       79.58%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Mid Cap Value Fund             82.96%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Mid Cap Growth Fund            74.34%              Record
The One Investment Solution                       Class C
733 Greencrest Dr
Westerville, OH 43081-4903
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Mid Cap Growth Fund            78.20%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Income Bond Fund               84.39%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Institutional Prime Money      28.36%              Record
BOIA-One Group Operations                         Market Fund
1111 Polaris Parkway                              Inst
PO Box 710211
Columbus, OH  43271-0211
----------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Institutional Prime Money      41.47%              Record
Attn:  SEI Corporate Trust                        Market Fund
Database OH1-0211                                 Inst
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Pershing As Agent - Omnibus Account               Prime Money Market Fund        32.75%              Record
For Exclusive Benefit of                          Class A
One Group Customer Accounts
1 Pershing Plz
Jersey City, NJ 07399-0001
----------------------------------------------------------------------------------------------------------------------
Bank One National Sweep Operations                Prime Money Market Fund        27.47%              Record
Attn:  Terri McKibben                             Class A
PO Box 711214
Columbus OH 43271-0001
----------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Prime Money Market Fund        64.50%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Pershing As Agent - Omnibus Account               Prime Money Market Fund        99.91%              Record
For Exclusive Benefit of                          Service Class
One Group Customer Accounts
1 Pershing Plz
Jersey City, NJ   07399-0001
----------------------------------------------------------------------------------------------------------------------
Bank One National Sweep Operations                US Treasury Securities Money   30.18%              Record
Attn: Terri McKibben                              Market Fund
PO Box 711214                                     Class A
Columbus OH 43271-0001
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            US Treasury Securities Money   61.50%              Record
Attn:  SEI Corporate Trust                        Market Fund
Database OH1-0211                                 Class I
1111 Polaris Parkway
Columbus OH 43240-2050
----------------------------------------------------------------------------------------------------------------------
Pershing As Agent-Omnibus Account                 US Treasury Securities Money   95.54%              Record
For Exclusive Benefit of                          Market Fund Service Class
One Group Customer Accounts
1 Pershing Plz
Jersey City, NJ   07399-0001
----------------------------------------------------------------------------------------------------------------------
Pershing As Agent - Omnibus Account               Municipal Money Market Fund    51.91%              Record
For Exclusive Benefit of                          Class A
One Group Customer Accounts
1 Pershing Plz
Jersey City, NJ 07399-0001
----------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Municipal Money Market Fund    93.35%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Pershing As Agent-Omnibus Account                 Municipal Money Market Fund    98.35%              Record
For Exclusive Benefit of                          Service Class
One Group Customer Accounts
1 Pershing Plz
Jersey City, NJ   07399-0001
----------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Equity Income Fund             93.51%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp Fbo                      Equity Index Fund              55.19%              Record
The One Investment Solution                       Class C
733 Greencrest Dr
Westerville OH 43081-4903
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Equity Index Fund              81.47%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Large Cap Growth Fund          52.69%              Record
The One Investment Solution                       Class C
733 Greencrest Drive
Westerville OH 43081-4903
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Large Cap Growth Fund          78.22%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Kemper Service Company                            Large Cap Value Fund           44.65%              Record
Master Account                                    Class C
FBO Participating Kemflex Plans
Attn: TA Accounting
7th Floor, 811 Main Street
Kansas City, MO  64105-2005
----------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Large Cap Value Fund           70.52%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Ohio Municipal Bond Fund       98.05%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp Fbo                      International Equity Index      68.24%             Record
          The One Investment Solution             Fund
733 Greencrest Dr                                 Class C
Westerville OH 43081-4903
Strafe & Co.                                      International Equity Index      88.27%             Record
----------------------------------------------------------------------------------------------------------------------
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Short-Term Bond Fund            90.79%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Louisiana Municipal Bond Fund   95.72%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Small Cap Growth Fund           87.64%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co                      Small Cap Value Fund            26.32%             Record
Cust for the IRA of                               Class C
Randy J. Parker
258 Alligator Lane Box 5
Akers LA 70421
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Small Cap Value Fund            84.22%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Tax-Free Bond Fund              99.69%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Treasury & Agency Fund          99.82%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
NBD Bank NA                                       Treasury Cash Management        27.78%             Record &
Attn: Mary Ellen Bradley                          Money Market Fund                                  Beneficial
9000 Haggerty Road                                Class A
Belleville, MI 48111-1632
----------------------------------------------------------------------------------------------------------------------
Bank One                                          Treasury Cash Management        26.89%             Record &
Attn: Mary Ellen Bradley                          Money Market Fund                                  Beneficial
9000 Haggerty Road                                Class A
Suite MI1-8217
Belleville, MI 48111-1632
----------------------------------------------------------------------------------------------------------------------
Bank One                                          Treasury Cash Management        25.74%             Record &
Attn: Mary Ellen Bradley                          Money Market Fund                                  Beneficial
9000 Haggerty Road                                Class A
Suite MI1-8217
Belleville, MI 48111-1632
----------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Treasury Cash Management        93.23%             Record
Attn:  SEI Corporate Trust                        Money Market Fund
Database OH1-0211                                 Class I
1111 Polaris Parkway
Columbus OH 43240-2050
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Treasury Only Money Market      64.80%             Record
Attn:  SEI Corporate Trust                        Fund
Database OH1-0211                                 Institutional
1111 Polaris Parkway
Columbus OH 43240-2050
----------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Treasury Only Money Market      28.74%             Record
BOIA-One Group Operations                         Fund
1111 Polaris Parkway                              Institutional
PO Box 710211
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Treasury Prime Cash             42.36%             Record &
Attn:  SEI Corporate Trust                        Management Money Market Fund                       Beneficial
Database OH1-0211                                 Class A
1111 Polaris Parkway
Columbus OH 43240-2050
----------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Treasury Prime Cash             49.69%             Record
Attn:  SEI Corporate Trust                        Management Money Market Fund
Database OH1-0211                                 Class I
1111 Polaris Parkway
Columbus OH 43240-2050
----------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Treasury Prime Cash             28.51%             Record
BOIA-One Group Operations                         Management Money
1111 Polaris Parkway                              Market Fund
PO Box 710211                                     Class I
Columbus OH 43271-0211
----------------------------------------------------------------------------------------------------------------------
Bank One                                          US Government Securities Cash   28.02%             Record &
Attn: Mary Ellen Bradley                          Management Money Market Fund                       Beneficial
9000 Haggerty Rd., Ste MI1-8217                   Class A
Belleville, MI 48111-1632
----------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            US Government Securities Cash   44.01%             Record &
Attn:  SEI Corporate Trust                        Management Money Market Fund                       Beneficial
Database OH1-0211                                 Class A
1111 Polaris Parkway
Columbus OH 43240-2050
----------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            US Government Securities Cash   89.18%             Record
Attn:  SEI Corporate Trust                        Management Money Market Fund
Database OH1-0211                                 Class I
1111 Polaris Parkway
Columbus OH 43240-2050
----------------------------------------------------------------------------------------------------------------------
Pershing As Agent-Omnibus Account                 Ohio Municipal Money Market     97.71%             Record
For Exclusive Benefit of                          Fund
One Group Customer Accounts                       Class A
1 Pershing Plaza
Jersey City, NJ  07399-0001
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Ohio Municipal Money Market     92.33%             Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Municipal Income Fund           37.73%             Record
The One Investment Solution                       Class A
733 Greencrest Dr
Westerville OH 43081-4903
-------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Municipal Income Fund           64.61%             Record
The One Investment Solution                       Class C
733 Greencrest Dr
Westerville OH 43081-4903
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Municipal Income Fund           99.18%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Kentucky Municipal Bond Fund    95.93%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      West Virginia Municipal Bond    94.11%             Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Bank One Securities Corp FBO                      Government Bond Fund            66.73%             Record
The One Investment Solution                       Class C
733 Greencrest Drive
Westerville OH 43081-4903
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Government Bond Fund            83.00%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Ultra Short Term Bond Fund      83.81%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Intermediate Bond Fund          49.06%             Record
The One Investment Solution                       Class A
733 Greencrest Dr
Westerville OH 43081-4903
-------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Intermediate Bond Fund          91.26%             Record
The One Investment Solution                       Class C
733 Greencrest Dr
Westerville OH 43081-4903
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Intermediate Bond Fund          90.89%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Intermediate Tax Free Bond      99.35%             Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Investor Growth Fund Class I    68.18%             Record
BOIA - One Group Operations
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Investor Growth & Income Fund   45.26%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Bank One Trust Co. NA TTEE                        Investor Growth & Income Fund   47.36%             Record
First Chicago NBD Svgs & Invsmt Pln               Class I
c/o Putnam Investments
P.O. Box 9740
Providence, RI 02940-9740
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Investor Balanced Fund          87.62%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Investor Conservative Growth    42.58%             Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Bank One Cor TTEE                                 Investor Conservative Growth    51.16%             Beneficial
FBO Bank One Corporation                          Fund
Savings and Investments Plan                      Class I
Attn:  Trading Services E26
859 Williard Street
Quincy MA 02169-7428
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Government Money Market Fund    75.07%             Record
BOIA - One Group Operations                       Institutional
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      High Yield Bond Fund Class C    65.20%             Record &
The One Investment Solution                                                                          Beneficial
733 Greencrest Dr.
Westerville, OH  43081-4903
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      High Yield Bond Fund            50.45%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith               Market Expansion Index Fund     34.74%             Record
Inc for the Sole Benefit of Customers             Class C
4800 Deer Lake Drive East
Jacksonville FL 32246-6484
-------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Market Expansion Index Fund     99.94%             Record
BOIA-One Group Operations                         Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Michigan Municipal Bond Fund    99.56%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Pershing As Agent - Omnibus Account               Michigan Municipal Money        53.69%             Record
For Exclusive Benefit of                          Market Fund
One Group Customer Accounts                       Class A
1 Pershing Plz
Jersey City, NJ   07399-0001
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Michigan Municipal Money        92.56%             Record
BOIA - One Group Operations                       Market Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NBD Bank                                          Municipal Cash Management       61.33%             Record &
9000 Haggerty Road                                Money Market Fund                                  Beneficial
Belleville, MI 48111-1632                         Class A
-------------------------------------------------------------------------------------------------------------------

Bank One                                          Municipal Cash                  31.23%             Record &
Attn:  Mary Ellen Bradley                         Management Money                                   Beneficial
9000 Haggerty Road STE MI1-8217                   Market Fund
Belleville MI 48111-9787                          Class A
-------------------------------------------------------------------------------------------------------------------

Strafe & Co.                                      Municipal Cash Management       100.00%            Record
BOIA - One Group Operations                       Money Market Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------

Donaldson Lufkin Jenrette                         Short-Term Municipal Bond Fund  34.04%             Record
Securities Corporation Inc                        Class A
PO Box 2052
Jersey City, NJ 07303-2052
-------------------------------------------------------------------------------------------------------------------

Strafe & Co.                                      Short-Term Municipal Bond Fund  99.91%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------


AS A RESULT, THE AFOREMENTIONED PERSONS MAY BE DEEMED TO BE "CONTROLLING PERSONS" OF THE CLASS OF SHARES OF THE FUND IN WHICH THEY OWN SUCH SHARES UNDER THE 1940 ACT.


The Table Below Indicates Record and Beneficial Owners of Over 5% of Any Class of Shares of any Fund of the Trust.


5% Shareholders as of October 18, 2000

    Name and                                                                        Percentage of        Type of
    Address                                        Fund/Class                         Ownership         Ownership
    -------                                        ----------                         ---------         ---------
-------------------------------------------------------------------------------------------------------------------
Northern Trust Bank of AZ TTEE                    Arizona Municipal Bond Fund   14.15%               Record
For Thomas A Brand & Rev Trust                    Class A
P.O. Box 92956
Chicago IL 60675
-------------------------------------------------------------------------------------------------------------------

Northern Trust Bank of AZ TTEE                    Arizona Municipal Bond Fund    9.11%               Record
Hazel I. Olson a/c# 02-01078                      Class A
UA DTD 09/21/1999
PO Box 929586, 801 S. Canal
Chicago, IL 60675-2956
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Arizona Municipal Bond Fund    11.25%              Record
Securities Corporation Inc.                       Class A
P.O. Box 2052
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Gust Trust Under Agreement 1/17                   Arizona Municipal Bond Fund    7.26%               Record
Devens Gust & Mary Elizabeth Gust                 Class A
Co-Trustees
P.O. Box 25
Mule Creek, NM 88051-0025
-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Arizona Municipal Bond Fund    10.47%              Record
Securities Corporation Inc.                       Class A
P.O. Box 2052
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Arizona Municipal Bond Fund    5.41%               Record
Securities Corporation Inc.                       Class A
P.O. Box 2052
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Arizona Municipal Bond Fund    24.07%              Record
Securities Corporation Inc.                       Class B
PO Box 2052
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Arizona Municipal Bond Fund
Securities Corporation Inc.                       Class B                        10.85%              Record
PO Box 2052
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Arizona Municipal Bond Fund    7.06%               Record
Securities Corporation Inc.                       Class B
PO Box 2052
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Carolyn S Ward                                    Arizona Municipal Bond Fund    10.18%              Record &
James D Ward JT TEN                               Class B                                            Beneficial
825 W Annandale
Tucson, AZ 85737-6923
-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Arizona Municipal Bond Fund    6.43%               Record
Securities Corporation Inc.                       Class B
PO Box 2052
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
NFSC FEBO #APW-505048                             Arizona Municipal Bond Fund    6.07%               Record
Marian J Bensink TTEE                             Class B
3175 W. Roundup St.
Apache Junction AZ 85220
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Arizona Municipal Bond Fund    31.00%              Record
Securities Corporation Inc.                       Class B
PO Box 2052
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Arizona Municipal Bond Fund    99.63%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Invesco Trust Co. TTEE                            Balanced Fund                  17.47%              Record
Scott Companies Profit Sharing Plan               Class A
PO Box 77405
Atlanta, GA  30357
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Balanced Fund                  91.34%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Putnam Fiduciary Trust Co. TTEE                   Bond Fund                      6.63%               Record
Elco Textron Inc.                                 Class A
Attn: K. Barry
859 Willard St. MSE2C
Quincy, MA  02169-7428
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Bond Fund                      7.81%               Record
BOIA - One Group Operations                       Class A
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Kemper Service Co                                 Bond Fund                      51.96%              Record
FBO Participating Kemflex Plans                   Class C
811 Main St
Kansas City, MO 64105-2005
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith               Bond Fund                       6.09%              Beneficial
FBO Customers                                     Class C
4800 Deer Lake Dr. East
Jacksonville FL 32246
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Bond Fund                      82.52%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Bank One Cor TTEE                                 Bond Fund                      5.53%               Beneficial
Savings and Investment Plan                       Class I
859 Willard St.
Quincy MA 02169
-------------------------------------------------------------------------------------------------------------------
NBD Bank NA                                       Cash Management Money Market   41.12%              Record &
Attn: Mary Ellen Bradley                          Fund                                               Beneficial
9000 Haggerty Road                                Class A
Belleville, MI 48111-1632
-------------------------------------------------------------------------------------------------------------------
Bank One                                          Cash Management Money Market   29.35%              Record &
Attn: Mary Ellen Bradley                          Fund                                               Beneficial
9000 Haggerty Road, Suite MI1-8217                Class A
Belleville, MI 48111-1632
-------------------------------------------------------------------------------------------------------------------
First National Bank of Chicago                    Cash Management Money Market   13.19%              Record &
Attn: Commercial Products                         Fund                                               Beneficial
9000 Haggerty Road                                Class A
Belleville, MI 48111-1632
-------------------------------------------------------------------------------------------------------------------
Bank One                                          Cash Management Money Market   14.15%              Record &
Attn: Mary Ellen Bradley                          Fund                                               Beneficial
9000 Haggerty Road, Suite MI1-8217                Class A
Belleville, MI 48111-1632
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Cash Management Money Market   50.84%              Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Cash Management Money Market   40.78%              Record
Corporate Trust Administration                    Fund
Attn: Cash Sweep Dept                             Class I
One N. State St., 9th Floor
Mail ST 0126
Chicago, IL 60602-3300
-------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp                          Diversified Equity Fund        14.33%              Record
FBO The One Investment Solution                   Class A
733 Greencrest Dr
Westerville OH 43081-4903
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Diversified Equity Fund        5.80%               Record
BOIA - One Group Operations                       Class A
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp                          Diversified Equity Fund        70.19%              Record
FBO The One Investment Solution                   Class C
733 Greencrest Dr
Westerville, OH 43081-4903
-------------------------------------------------------------------------------------------------------------------
Kemper Service Company                            Diversified Equity Fund        18.57%              Record
FBO Participating Kemplex Plans                   Class C
Attn: TA Accounting 7th Fl
811 Main St
Kansas City, MO 64105-2005
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Diversified Equity Fund        75.88%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Bank One COR TTEE                                 Diversified Equity Fund        6.24%               Record
FBO Bank One Corporation                          Class I
Investment & Savings Plan
Attn: Trading Services E26
859 Willard St
Quincy, MA 02169-7428
-------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth & Income Fund       Diversified Equity Fund        6.59%               Record &
c/o Mark S. Redman                                Class I                                            Beneficial
3435 Stelzer Road
Columbus, OH 43219-6004
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Diversified International      8.65%               Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class A
PO Box 710211
Columbus OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith               Diversified International      55.74%              Record &
FBO Customers                                     Fund                                               Beneficial
4800 Deer Lake Dr. East                           Class C
Jacksonville FL 32246
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Diversified International      9.69%               Record &
Securities Corporation Inc.                       Fund                                               Beneficial
PO Box 2052                                       Class C
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Diversified International      5.95%               Record &
Securities Corporation Inc.                       Fund                                               Beneficial
PO Box 2052                                       Class C
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Diversified International      5.11%               Record &
Securities Corporation Inc.                       Fund                                               Beneficial
PO Box 2052                                       Class C
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Diversified International      84.43%              Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus, OH 43271-0211
-------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth & Income Fund       Diversified International      7.20%               Record &
C/O Mark Redman                                   Fund                                               Beneficial
The One Group Services Company                    Class I
3435 Stelzer Rd
Columbus, OH 43219-6004
-------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           Diversified Mid Cap Fund       5.05%               Record
FBO FANUC Robotics                                Class A
PO Box 4054
Concord CA 94524
-------------------------------------------------------------------------------------------------------------------
Consolidated Natural Gas                          Diversified Mid Cap Fund       11.05%              Record
Attn: Ronda M. Spurr                              Class A
135 Santili Highway
Everett, MA  02149-1906
-------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co.                     Diversified Mid Cap Fund       17.86%              Record
Cust for the IRA of Jim Ernest                    Class C
67108 Locke St.
Mandeville LA 70471
-------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co.                     Diversified Mid Cap Fund       15.66%              Record
Cust for the IRA of                               Class C
Russell McGlinchey
3609 Miller Rd.
Flint MI 48503
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO Customers                                     Diversified Mid Cap Fund       36.60%              Record &
4800 Deer Lake Dr. East                           Class C                                            Beneficial
Jacksonville FL 32246
-------------------------------------------------------------------------------------------------------------------
NFSC FEBO # STL-386464                            Diversified Mid Cap Fund       6.03%               Record &
NFSC/FMTC Rollover IRA                            Class C                                            Beneficial
FBO Barbara Scher
1420 Noble Ave Apt. 1P
Bronx, NY 10472-1420
-------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Diversified Mid Cap Fund       79.58%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH  43271
-------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth & Income Fund       Diversified Mid Cap Fund       7.28%               Record &
C/O Mark Redman                                   Class I                                            Beneficial
The One Group Services Company
3435 Stelzer RD
Columbus, OH 43219-6004
-------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth Fund                Diversified Mid Cap Fund       6.64%               Record &
C/O Mark Redman                                   Class I                                            Beneficial
The One Group Services Company
3435 Stelzer RD
Columbus, OH 43219-6004
-------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           Mid Cap Value Fund             7.17%               Record
FBO Rapistan Demag                                Class A
PO Box 5054
Concord, CA 94524-4054
-------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co.                     Mid Cap Value Fund             5.29%               Record &
Cust for the IRA of Randy J Parker                Class C                                            Beneficial
258 Alligator Ln Box 5
Akers, LA 70421
-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Mid Cap Value Fund             18.10%              Record &
Securities Corporation Inc                        Class C                                            Beneficial
P.O. Box 2052
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Mid Cap Value Fund             8.13%               Record &
Securities Corporation Inc                        Class C                                            Beneficial
P.O. Box 2052
Jersey City, NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           Mid Cap Value Fund             8.88%               Record
FBO Premier Truck Parts, Inc.                     Class C
P.O. Box 4054
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Mid Cap Value Fund             7.22%               Record &
Securities Corporation Inc                        Class C                                            Beneficial
P.O. Box 2052
Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           Mid Cap Value Fund             8.85%               Record
FBO Iddings Trucking, Inc.                        Class C
P.O. Box 4054
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           Mid Cap Value Fund             8.27%               Record
FBO Methanex Management, Inc.                     Class C
P.O. Box 4054
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           Mid Cap Value Fund             7.22%               Record
FBO Methanex Management, Inc.                     Class C
P.O. Box 4054
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Mid Cap Value Fund             82.96%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
---------------------------------------------------------------------------------------------------------------------
The One Group Investor                            Mid Cap Value Fund             6.48%               Record &
Growth & Income Fund                              Class I                                            Beneficial
c/o Mark S. Redman
The One Group Services Co.
3435 Stelzer Rd.
Columbus, OH  43219-6004
---------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth Fund                Mid Cap Value Fund             5.82%               Record &
c/o Mark S. Redman                                Class I                                            Beneficial
The One Group Services Co.
3435 Stelzer Rd.
Columbus, OH  43219-6004
---------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Mid Cap Growth Fund            18.51%              Record
The One Investment Solution                       Class A
733 Greencrest Dr
Westerville, OH 43081-4903
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Mid Cap Growth Fund            74.34%              Record
The One Investment Solution                       Class C
733 Greencrest Dr
Westerville, OH 43081-4903
---------------------------------------------------------------------------------------------------------------------
Kemper Service Company                            Mid Cap Growth Fund            9.16%               Record
FBO Participating Kemplex Plans                   Class C
Attn: TA Accounting 7th Fl
811 Main St
Kansas City, MO 64105-2005
---------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Mid Cap Growth Fund            78.20%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
---------------------------------------------------------------------------------------------------------------------
Banc One Cor TTEE                                 Mid Cap Growth Fund            7.42%               Beneficial
FBO Savings and Investment Plan                   Class I
Attn: Trading Services E26
859 Willard St
Quincy, MA 02169-7428
---------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Income Bond Fund               8.37%               Record
BOIA - One Group Operations                       Class A
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
---------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Income Bond Fund               84.39%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
---------------------------------------------------------------------------------------------------------------------
The One Group Investor Balanced FD                Income Bond Fund               6.04%               Record &
C/O Mark S. Redman                                Class I                                            Beneficial
The One Group Services Company
3435 Stelzer Rd
Columbus, OH 43219-6004
---------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth & Income Fund       Income Bond Fund               5.02%               Record &
C/O Mark S. Redman                                Class I                                            Beneficial
The One Group Services Company
3435 Stelzer Rd
Columbus, OH 43219-6004
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Institutional Prime Money      28.36%              Record
BOIA-One Group Operations                         Market Fund
1111 Polaris Parkway                              Institutional
PO Box 710211
Columbus, OH  43271-0211
---------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Institutional Prime Money      41.47%              Record
Attn: SEI Corporate Trust                         Market Fund
Database OH1-0211                                 Institutional
1111 Polaris Parkway
Columbus, OH 43240-2050
---------------------------------------------------------------------------------------------------------------------
Bank One NA                                       Institutional Prime Money      82.09%              Record
Attn Cash Mgmt Operations                         Market Fund
1111 Polaris Pkwy                                 Class S
Columbus, OH 43240-2050
---------------------------------------------------------------------------------------------------------------------
Bisys Fund Services, Inc.                         Institutional Prime Money      17.91%              Record
FBO Banc One Securities                           Market Fund
Attn Mike Bryan                                   Class S
3435 Stelzer Rd Ste 1000
Columbus, OH 43219-6004
---------------------------------------------------------------------------------------------------------------------
Pershing AS Agent-Omnibus Account                 Prime Money Market Fund        32.75%              Record
FBO One Group Customer Accounts                   Class A
1 Pershing Plz
Jersey City, NJ 07399-0001
---------------------------------------------------------------------------------------------------------------------
Bank One National Sweep Operations                Prime Money Market Fund        27.47%              Record
Attn: Terri McKibben                              Class A
PO Box 711214
Columbus, OH 43271-0001
---------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Prime Money Market Fund        64.50%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Bank One Trust Company NA                         Prime Money Market Fund        8.54%               Record
Omnibus-Corporate Cash Sweep AC                   Class I
Attn Cash Management DB3
235 W Schrock Rd
Westerville OH 43081-2874
---------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Prime Money Market Fund        8.71%               Record
Attn SEI Corporate Trust                          Class I
Database OH1-0211
1111 Polaris Pkwy
Columbus, OH 43240-2050
---------------------------------------------------------------------------------------------------------------------
Banc One Cor TTEE                                 Prime Money Market Fund        5.19%               Record
FBO Savings and Investment Plan                   Class I
Attn: Trading Services E26
859 Willard St
Quincy, MA 02169-7428
---------------------------------------------------------------------------------------------------------------------
Pershing As Agent - Omnibus Account               Prime Money Market Fund        99.91%              Record
For Exclusive Benefit of                          Class S
One Group Customer Accounts
1 Pershing Plz
Jersey City, NJ   07399-0001
---------------------------------------------------------------------------------------------------------------------
Pershing As Agent - Omnibus Account               US Treasury Securities Money   19.91%              Record
For Exclusive Benefit of                          Market Fund
One Group Customer Accounts                       Class A
1 Pershing Plz
Jersey City, NJ 07399-0001
---------------------------------------------------------------------------------------------------------------------
BISYS Fund Services Inc                           US Treasury Securities Money   22.75%              Record
FBO Bank One Corporate Sweep                      Market Fund
Attn: Mike Bryan                                  Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004
---------------------------------------------------------------------------------------------------------------------
BISYS Fund Services Inc                           US Treasury Securities Money   12.75%              Record
FBO Bank One Securities                           Market Fund
Attn: Mike Bryan                                  Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Bank One National Sweep Operations                US Treasury Securities Money   30.18%              Record
Attn: Terri McKibben                              Market Fund
PO Box 711214                                     Class A
Columbus, OH 43271-0001
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         US Treasury Securities Money   7.49%               Record
Securities Corporation Inc.                       Market Fund
PO Box 2052                                       Class B
Jersey City, NJ 07303-2052
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         US Treasury Securities Money   10.27%              Record
Securities Corporation Inc.                       Market Fund
PO Box 2052                                       Class B
Jersey City, NJ 07303-2052
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         US Treasury Securities Money   9.62%               Record
Securities Corporation Inc                        Market Fund
PO Box 2052                                       Class C
Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         US Treasury Securities Money   8.89%               Record
Securities Corporation Inc                        Market Fund
PO Box 2052                                       Class C
Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         US Treasury Securities Money   8.84%               Record
Securities Corporation Inc                        Market Fund
PO Box 2052                                       Class C
Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         US Treasury Securities Money   6.25%               Record
Securities Corporation Inc                        Market Fund
PO Box 2052                                       Class C
Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co                      US Treasury Securities Money   13.92%              Record &
Cust for the IRA of Ralph Torrano                 Market Fund                                        Beneficial
49 Terranova Dr                                   Class C
Antioch, CA 94509-5527
---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           US Treasury Securities Money   10.15%              Record
FBO Chemguard, Inc.                               Market Fund
PO Box 4054                                       Class C
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           US Treasury Securities Money   9.22%               Record
FBO Noe Corp. LLC                                 Market Fund
PO Box 4054                                       Class C
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           US Treasury Securities Money   5.59%               Record
FBO Iddings Trucking, Inc.                        Market Fund
PO Box 4054                                       Class C
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           US Treasury Securities Money   5.35%               Record
FBO Agrivest, Inc.                                Market Fund
PO Box 4054                                       Class C
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           US Treasury Securities Money   6.74%               Record
FBO Bruce Fox, Inc.                               Market Fund
PO Box 4054                                       Class C
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Strafe & Co (N)                                   US Treasury Securities Money   22.41%              Record
BOIA - One Group Operations                       Market Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
---------------------------------------------------------------------------------------------------------------------
Bank one Trust Company NA                         US Treasury Securities Money   15.07%              Record
Omnibus-Corporate Cash Sweep AC                   Market Fund
Attn Cash Management DB3                          Class I
235 W Schrock Rd
Westerville OH 43081-2874
---------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            US Treasury Securities Money   61.50%              Record
Attn SEI Corporate Trust                          Market Fund
Database OH1-0211                                 Class I
1111 Polaris Pkwy
Columbus, OH 43240-2050
---------------------------------------------------------------------------------------------------------------------
Pershing As Agent-Omnibus Account                 US Treasury Securities Money   95.54%              Record
For Exclusive Benefit of                          Market Fund Class S
One Group Customer Accounts
1 Pershing Plz
Jersey City, NJ   07399-0001
---------------------------------------------------------------------------------------------------------------------
Pershing As Agent - Omnibus Account               Municipal Money Market Fund    51.91%              Record
For Exclusive Benefit of                          Class A
One Group Customer Accounts
1 Pershing Plz
Jersey City, NJ 07399-0001
---------------------------------------------------------------------------------------------------------------------
Bank One National Sweep Operations                Municipal Money Market Fund    24.13%              Record
Attn Terri McKibben                               Class A
PO Box 711214
Columbus, OH 43271-0001
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Municipal Money Market Fund    93.35%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
---------------------------------------------------------------------------------------------------------------------
Pershing As Agent-Omnibus Account                 Municipal Money Market Fund    98.35%              Record
For Exclusive Benefit of                          Class S
One Group Customer Accounts
1 Pershing Plz
Jersey City, NJ   07399-0001
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Equity Income Fund             8.21%               Record
Securities Corporation Inc                        Class C
PO Box 2052
Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           Equity Income Fund             6.04%               Record
FBO Ranger Excavating, Inc.                       Class C
PO Box 4054
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           Equity Income Fund             12.47%              Record
FBO N G K Spark Plug MFG.(USA)                    Class C
PO Box 4054
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Equity Income Fund             93.51%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
---------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp                          Equity Index Fund              22.00%              Record
FBO The One Investment Solution                   Class A
733 Greencrest Dr
Westerville OH 43081-4903
---------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp                          Equity Index Fund              55.19%              Record
FBO The One Investment Solution                   Class C
733 Greencrest Dr
Westerville OH 43081-4903
---------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Equity Index Fund              81.47%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Bank One COR TTEE                                 Equity Index Fund              14.07%              Record
FBO Bank One Corporation                          Class I
Savings and Investment Plan
Attn: Trading Services E26
859 Willard St
Quincy, MA 02169-7428
---------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp.                         Large Cap Growth Fund          52.69%              Record
FBO The One Investment Solution                   Class C
733 Greencrest Dr.
Westerville, OH  43081-4903
---------------------------------------------------------------------------------------------------------------------
Kemper Service Company                            Large Cap Growth Fund          16.51%              Record
Master Account                                    Class C
FBO Participating Kemflex Plans
Attn: TA Accounting 7th Floor
811 Main Street
Kansas City, MO 64105-2005
---------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Large Cap Growth Fund          78.22%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
---------------------------------------------------------------------------------------------------------------------
Bank One COR TTEE                                 Large Cap Growth Fund          9.24%               Record
FBO Bank One Corporation                          Class I
Saving and Investment Plan
Attn: Trading Services E26
859 Willard St
Quincy, MA 02169-7428
---------------------------------------------------------------------------------------------------------------------
Invesco Trust Company TTEE                        Large Cap Value Fund           7.63%               Record
Beazer Homes USA Inc. 401K Plan                   Class A
PO Box 77405
Atlanta, GA 30357-1405
---------------------------------------------------------------------------------------------------------------------
Kemper Service Company                            Large Cap Value Fund           44.65%              Record
Master Account                                    Class C
FBO Participating Kemflex Plans
Attn: TA Accounting
7th Floor, 811 Main Street
Kansas City, MO  64105-2005
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith               Large Cap Value Fund           18.77%              Record
For the Sole Benefit of Customers                 Class C
4800 Deer Lake Dr East
Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           Large Cap Value Fund           6.10%               Record
FBO Peabody's Interiors, Inc.                     Class C
PO Box 4054
Concord, CA 94524-4054
---------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Large Cap Value Fund           70.52%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
---------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth & Income Fund       Large Cap Value Fund           7.90%               Record &
The One Group Services Company                    Class I                                            Beneficial
3435 Stelzer Road
Columbus, OH 43219-6004
---------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth Fund                Large Cap Value Fund           6.13%               Record &
c/o Mark S. Redman                                Class I                                            Beneficial
3435 Stelzer Road
Columbus, OH 43219-6004
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Ohio Municipal Bond Fund       17.57%              Record
Securities Corporation Inc                        Class A
PO Box 2052
Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Ohio Municipal Bond Fund       6.50%               Record
Securities Corporation Inc                        Class A
PO Box 2052
Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Ohio Municipal Bond Fund       6.01%               Record
Securities Corporation Inc                        Class A
PO Box 2052
Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Ohio Municipal Bond Fund       98.05%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
---------------------------------------------------------------------------------------------------------------------
Firstar Trust Co TTEE                             International Equity Index     7.92%               Record
FBO Milwaukee Foundation - Equity                 Fund
P.O. Box 1787                                     Class A
Milwaukee WI 53201-1787
---------------------------------------------------------------------------------------------------------------------
Banc One securities Corp                          International Equity Index     8.97%               Record
FBO The One Investment Solution                   Fund
733 Greencrest Dr.                                Class A
Westerville, OH 43081-4903
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp                          International Equity Index     68.24%              Record
        FBO The One Investment Solution           Fund
733 Greencrest Dr                                 Class C
Westerville OH 43081-4903
------------------------------------------------------------------------------------------------------------------
Kemper Service Company                            International Equity Index     10.55%              Record
Master Account                                    Fund
FBO Participating Kemflex Plans                   Class C
Attn: TA Accounting 7th Floor
811 Main Street
Kansas City, MO  64105-2005
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      International Equity Index     88.27%              Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Short-Term Bond Fund           21.94%              Record
BOIA - One Group Operations                       Class A
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Short-Term Bond Fund           90.79%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Louisiana Municipal Bond Fund  95.72%              Record
BOIA - One Group Operations                       Class I.
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Bisys BD Services, Inc.                           Small Cap Growth Fund          10.31%              Record
FBO Rapistan Demag                                Class A
PO Box 4054
Concord, CA 94524-4054
------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co                      Small Cap Growth Fund          8.15%               Record
Cust for the Rollover IRA of                      Class C
Hyppolete J Astugue
4437 Newlands
Matairie, LA 70006-4135
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Small Cap Growth Fund          5.41%               Record
Securities Corporation Inc.                       Class C
PO Box 2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Small Cap Growth Fund          7.45%               Record
Securities Corporation Inc.                       Class C
PO Box 2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Small Cap Growth Fund          6.80%               Record
Securities Corporation Inc.                       Class C
PO Box 2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Small Cap Growth Fund          87.64%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Small Cap Value Fund           8.11%               Record
BOIA - One Group Operations                       Class A
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Small Cap Value Fund           18.63%              Record
Securities Corporation Inc                        Class C
Po Box 2052
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Small Cap Value Fund           18.37%              Record
Securities Corporation Inc                        Class C
Po Box 2052
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
The One Group Services Co                         Small Cap Value Fund           9.46%               Record &
3435 Stelzer Road                                 Class C                                            Beneficial
Columbus, OH 43219-6004
------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co                      Small Cap Value Fund           26.32%              Record &
Cust for the IRA of Randy J. Parker               Class C                                            Beneficial
258 Alligator Ln Box 5
Akers, LA 70421
------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co                      Small Cap Value Fund           8.18%               Record &
Cust for the IRA of Rebecca S. Edwards            Class C                                            Beneficial
242 Trace Loop
Mandeville, LA 70448-7563
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Small Cap Value Fund           9.05%               Record
Securities Corporation Inc                        Class C
PO Box 2052
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Small Cap Value Fund           84.22%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth Fund                Small Cap Value Fund           6.22%               Record &
C/O Mark S. Redman                                Class I                                            Beneficial
The One Group Services Company
3435 Stelzer Rd
Columbus, OH 43219-6004
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Tax-Free Bond Fund             5.33%               Record
Securities Corporation Inc                        Class A
PO Box 2052
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Hannah Karbal Irrev Trust                         Tax-Free Bond Fund             5.23%               Record &
Maynard C Kaler and Seymour Karbal Co-TTEE        Class A                                            Beneficial
A/C 60G107323
22530 W. 11 Mile Rd
Southfield, MI 48034-4734
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Tax-Free Bond Fund             99.69%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Treasury & Agency Fund         20.34%              Record
Securities Corporation Inc.                       Class A
PO Box2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Treasury & Agency Fund         13.89%              Record
Securities Corporation Inc.                       Class A
PO Box2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Treasury & Agency Fund         99.82%              Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
NBD Bank NA                                       Treasury Cash Management       27.78%              Record &
Attn: Mary Ellen Bradley                          Money Market Fund                                  Beneficial
9000 Haggerty Road                                Class A
Belleville, MI 48111-1632
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Bank One                                          Treasury Cash Management       26.89%              Record &
Attn: Mary Ellen Bradley                          Money Market Fund                                  Beneficial
9000 Haggerty Road                                Class A
Suite MI1-8217
Belleville, MI 48111-1632
------------------------------------------------------------------------------------------------------------------
Bank One                                          Treasury Cash Management       25.74%              Record &
Attn: Mary Ellen Bradley                          Money Market Fund                                  Beneficial
9000 Haggerty Road                                Class A
Suite MI1-8217
Belleville, MI 48111-1632
------------------------------------------------------------------------------------------------------------------
First National Bank of Chicago                    Treasury Cash Management       19.59%              Record
Attn: Commercial Products                         Money Market Fund
9000 Haggerty Rd.                                 Class A
Belleville, MI 48111-8217
------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Treasury Cash Management       93.23%              Record
Attn: SEI Corporate Trust                         Money Market Fund
Database OH1-0211                                 Class I
1111 Polaris Parkway
Columbus, OH   43240-2050
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Treasury Only Money Market     28.74%              Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Banc One Trust Company                            Treasury Only Money Market     64.80%              Record
Attn: SEI Corporate Trust                         Fund
Database OH1-0211                                 Class I
1111 Polaris Parkway
Columbus, OH   43240-2050
------------------------------------------------------------------------------------------------------------------
Bank One National Sweep Operations                Treasury Only Money Market     60.14%              Record
Attn Terri McKibben                               Fund
PO Box 711214                                     Class S
Columbus, OH 43271-0001
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Bisys Fund Services, Inc.                         Treasury Only Money            36.56%              Record
FBO Banc One Securities                           Market Fund
Attn Mike Bryan                                   Class S
3435 Stelzer Rd Ste 1000
Columbus, OH 43219-6004
------------------------------------------------------------------------------------------------------------------
Bank One                                          Treasury Prime Cash             20.10%             Record &
Attn: Mary Ellen Bradley                          Management Money Market Fund                       Beneficial
9000 Haggerty Rd., Ste MI1-8217                   Class A
Belleville, MI 48111-9787
------------------------------------------------------------------------------------------------------------------
First National Bank of Chicago                    Treasury Prime Cash             17.33%             Record &
Attn: Commercial Products                         Management Money Market Fund                       Beneficial
9000 Haggerty Rd.                                 Class A
Belleville, MI  48111-8217
------------------------------------------------------------------------------------------------------------------
Bank One                                          Treasury Prime Cash             13.99%             Record &
Attn: Mary Ellen Bradley                          Management Money Market Fund                       Beneficial
9000 Haggerty Rd.                                 Class A
Suite MI1-8217
Belleville, MI 48111-1632
------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Treasury Prime Cash             42.36%             Record
Attn: Corporate Trust                             Management Money Market Fund
Database OH1-0211                                 Class A
1111 Polaris Pkwy
Columbus, OH 43240-2050
------------------------------------------------------------------------------------------------------------------
NBD Bank NA                                       Treasury Prime Cash             6.23%              Record
Attn: Mary Ellen Bradley                          Management Money Market Fund
9000 Haggerty Road                                Class A
Belleville, MI 48111-9787
------------------------------------------------------------------------------------------------------------------
Hella North America Holding Inc.                  Treasury Prime Cash             13.97%             Record &
1101 Vincennes Avenue                             Management Money Market Fund                       Beneficial
P.O. Box 398                                      Class I
Flora, IL 62839-0398
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Treasury Prime Cash             28.51%             Record
BOIA - One Group Operations                       Management Money Market Fund
1111 Polaris Parkway                              Class I
P.O. Box 710211
Columbus, OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Bank One Illinois NA                              Treasury Prime Cash             7.83%              Record &
Cash Management Department                        Management Money Market Fund                       Beneficial
Attn: Tony Long                                   Class I
Suite 0256 6th Floor
525 W. Monroe St.
Chicago, IL 60661-3629
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Treasury Prime Cash             49.69%             Record
Attn: SEI Corporate Trust                         Management Money Market Fund
Database OH1-0211                                 Class I
1111 Polaris Pkwy
Columbus, OH 43240-2050
------------------------------------------------------------------------------------------------------------------
Bank One                                          US Government Securities Cash   9.50%              Record &
Attn: Mary Ellen Bradley                          Management Money Market Fund                       Beneficial
9000 Haggerty Rd., Ste MI1-8217                   Class A
Belleville, MI 48111-9787
------------------------------------------------------------------------------------------------------------------
First National Bank of Chicago                    US Government Securities Cash   14.10%             Record &
Attn: Commercial Products                         Management Money Market Fund                       Beneficial
9000 Haggerty Rd.                                 Class A
Belleville, MI 48111-1632
------------------------------------------------------------------------------------------------------------------
Bank One                                          US Government Securities Cash   28.02%             Record &
Attn: Mary Ellen Bradley                          Management Money Market Fund                       Beneficial
9000 Haggerty Rd., Suite MI1-8217                 Class A
Belleville, MI 48111-9787
------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            US Government Securities Cash   44.01%             Record
Attn Corporate Trust                              Management Money Market Fund
Database OH1-0211                                 Class A
1111 Polaris Pkwy
Columbus, OH 43240-2050
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      US Government Securities Cash   7.81%              Record
BOIA - One Group Operations                       Management Money Market Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            US Government Securities Cash   89.18%             Record
Attn Corporate Trust                              Management Money Market Fund
Database OH1-0211                                 Class I
1111 Polaris Pkwy
Columbus, OH 43240-2050
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Pershing As Agent-Omnibus Account                 Ohio Municipal Money Market     97.71%             Record
For Exclusive Benefit of                          Fund
One Group Customer Accounts                       Class A
1 Pershing Plaza
Jersey City, NJ  07399-0001
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Ohio Municipal Money Market     92.33%             Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Ohio Municipal Money Market     7.67%              Record
Attn Corporate Trust                              Fund
Database OH1-0211                                 Class I
1111 Polaris Pkwy
Columbus, OH 43240-2050
------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Municipal Income Fund           37.73%             Record
The One Investment Solution                       Class A
733 Greencrest Dr
Westerville OH 43081-4903
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Municipal Income Fund           64.61%             Record
The One Investment Solution                       Class C
733 Greencrest Dr
Westerville OH 43081-4903
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Municipal Income Fund           99.18%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Kentucky Municipal Bond Fund    12.04%             Record
Securities Corporation Inc                        Class A
PO Box 2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Kentucky Municipal Bond Fund    6.34%              Record
Securities Corporation Inc                        Class A
PO Box 2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Kentucky Municipal Bond Fund    95.93%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         West Virginia Municipal Bond    13.53%             Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         West Virginia Municipal Bond    11.19%             Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         West Virginia Municipal Bond    9.70%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         West Virginia Municipal Bond    8.70%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         West Virginia Municipal Bond    7.30%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         West Virginia Municipal Bond    6.19%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         West Virginia Municipal Bond    5.90%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         West Virginia Municipal Bond    5.43%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Aladdin Food Mart Services                        West Virginia Municipal Bond    6.26%              Beneficial
Attn: Mutual Fund Processing DP                   Fund
PO Box 509046                                     Class A
San Diego, CA 92150-9046
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      West Virginia Municipal Bond    94.11%             Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Government Bond Fund            19.26%             Record
Securities Corporation Inc.                       Class C
P.O. Box 2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp. FBO                     Government Bond Fund            66.73%             Record
The One Investment Solution                       Class C
733 Greencrest Drive
Westerville, OH 43081-4903
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Government Bond Fund            83.00%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211
------------------------------------------------------------------------------------------------------------------
One Group Investor Balanced FD                    Government Bond Fund            6.49%              Record &
C/O Mark S Redman                                 Class I                                            Beneficial
The One Group Services Company
3435 Stelzer Rd
Columbus, OH 43219-6004
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth & Income Fund       Government Bond Fund            5.59%              Record &
C/O Mark S Redman                                 Class I                                            Beneficial
The One Group Services Company
3435 Stelzer Rd
Columbus, OH 43219-6004
------------------------------------------------------------------------------------------------------------------
Investment Company Institute                      Ultra Short Term Bond Fund      8.23%              Record
Attn: Mark Delcoco                                Class A
1401 H St NW
Washington, DC  20005-2110
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Ultra Short Term Bond Fund      6.02%              Record
Securities Corporation Inc                        Class A
PO Box 2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Ultra Short Term Bond Fund      5.78%              Record
Securities Corporation Inc                        Class A
PO Box 2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Ultra Short Term Bond Fund      5.11%              Record
Securities Corporation Inc                        Class A
PO Box 2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Ultra Short Term Bond Fund      5.15%              Record
BOIA - One Group Operations                       Class A
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Ultra Short Term Bond Fund      83.81%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus, OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Intermediate Bond Fund          49.06%             Record
The One Investment Solution                       Class A
733 Greencrest Dr
Westerville OH 43081-4903
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Intermediate Bond Fund          5.06%              Record
BOIA - One Group Operations                       Class A
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      Intermediate Bond Fund          91.26%             Record
The One Investment Solution                       Class C
733 Greencrest Dr
Westerville OH 43081-4903
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Intermediate Bond Fund          90.89%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Kemper Service Company                            Investor Growth Fund Class      7.53%              Record
Master Account                                    C
FBO Participating Kemplex Plans
Attn: TA Accounting 7th Fl
811 Main St
Kansas City MO 64105-2005
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Investor Growth Fund Class I    68.18%             Record
BOIA - One Group Operations
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Bisys Brokerage Services, Inc.                    Investor Growth Fund            19.33%             Record
Bank One TTEE                                     Class I
FBO Brillion Iron Works P/S
PO Box 4054
Concord CA 94524-4054
------------------------------------------------------------------------------------------------------------------
Bisys Brokerage Services, Inc.                    Investor Growth Fund            6.19%              Record
Bank One TTEE                                     Class I
FBO Kearfott Guidance & Navigation
Corp Deferred Savings
PO Box 4054
Concord CA 94524-4054
------------------------------------------------------------------------------------------------------------------
Bank One Trust Co. NA TTEE                        Investor Growth & Income Fund   8.95%              Record
Clarian Health Partners Inc.                      Class A
Defined Contirbution Plan
900 Tower Drive
MI1-8380
Troy, MI 48098-2810
------------------------------------------------------------------------------------------------------------------
BISYS BD Services Inc                             Investor Growth & Income Fund   6.04%              Record
FBO Kelly Retirement Plus                         Class A
PO Box 4054
Concord, CA 94524-4054
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Investor Growth & Income        6.32%              Record
Securities Corporation Inc.                       Fund
PO Box 2052                                       Class C
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Kemper Service Company                            Investor Growth & Income        13.82%             Record
Master Account                                    Fund
FBO Participating Kemflex Plans                   Class C
Attn: TA Accounting, 7th Floor
811 Main Street
Kansas City, MO  64105-2005
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Investor Growth & Income        45.26%             Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Bank One Cor TTEE                                 Investor Growth & Income        47.36%             Record
FBO Bank One Corporation                          Fund
Savings and Investments Plan                      Class I
Attn: Trading Services E26
859 Willard St
Quincy, MA 02169-7428
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Investor Balanced Fund          7.57%              Record
BOIA - One Group Operations                       Class A
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Kemper Service Company                            Investor Balanced Fund          17.74%             Record
Master Account                                    Class C
FBO Participating Kemflex Plans
Attn: TA Accounting, 7th Floor
811 Main Street
Kansas City, MO  64105-2005
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Investor Balanced Fund          5.43%              Record
Securities Corporation Inc.                       Class C
PO Box 2052
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Investor Balanced Fund          87.62%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Investor Conservative           8.72%              Record
Securities Corporation Inc.                       Growth Fund
PO Box 2052                                       Class C
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
Kemper Services Company                           Investor Conservative           10.32%             Record
Master Account                                    Growth Fund
FBO Participating Kemplex Plans                   Class C
Attn: TA Accounting 7th Fl
811 Main St
Kansas City, MO 64105-2005
------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co                      Investor Conservative           5.75%              Record &
Cust for the IRA Rollover of                      Growth Fund                                        Beneficial
George L Allison                                  Class C
768 E Indiana Ave.
Spencer IN 74760-1538
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Investor Conservative           42.58%             Record
BOIA - One Group Operations                       Growth Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Bank One Cor TTEE                                 Investor Conservative Growth    51.16%             Beneficial
FBO Bank One Corporation                          Fund
Savings and Investments Plan                      Class I
Attn: Trading Services E26
859 Willard St
Quincy, MA 02169-7428
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Government Money Market         75.07%             Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Bank One Trust Company                            Government Money Market         6.02%              Record
Attn SEI Corporate Trust                          Fund
Database OH1-0211                                 Class I
1111 Polaris Pkwy
Columbus, OH 43240-2050
------------------------------------------------------------------------------------------------------------------
Bank One NA                                       Government Money Market         6.00%              Record
Attn Cash Management Operations                   Fund
1111 Polaris Pkwy                                 Class I
Columbus, OH 43240-2050
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Bank One National Sweep Operations                Government Money Market         77.63%             Record
Attn Terri McKibben                               Fund
PO Box 711214                                     Class S
Columbus, OH 43271-0001
------------------------------------------------------------------------------------------------------------------
Bank One National Sweep Operations                Government Money Market         10.35%             Record
Attn Terri McKibben                               Fund
PO Box 711214                                     Class S
Columbus, OH 43271-0001
------------------------------------------------------------------------------------------------------------------
Bank One NA                                       Government Money Market         6.13%              Record
Attn Cash Mgmt Operations                         Fund
1111 Polaris Pkwy                                 Class S
Columbus, OH 43240-2050
------------------------------------------------------------------------------------------------------------------
Bisys Fund Services, Inc.                         Government Money Market         5.90%              Record
FBO Banc One Securities                           Fund
Attn Mike Bryan                                   Class S
3435 Stelzer Rd Ste 1000
Columbus, OH 43219-6004
------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp                          High Yield Bond Fund Class      15.49%             Record
FBO The One Investment Solution                   A
733 Greencrest Dr
Westerville, OH 43081-4903
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         High Yield Bond Fund Class      7.27%              Record
Securities Corporation Inc.                       A
PO Box 2052
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp FBO                      High Yield Bond Fund Class      65.20%             Record &
The One Investment Solution                       C                                                  Beneficial
733 Greencrest Dr.
Westerville, OH  43081-4903
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         High Yield Bond Fund Class      6.94%              Record &
Securities Corporation Inc.                       C                                                  Beneficial
PO Box 2052
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         High Yield Bond Fund Class      5.42%              Record &
Securities Corporation Inc.                       C                                                  Beneficial
PO Box 2052
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      High Yield Bond Fund            50.45%             Record
BOIA - One Group Operations                       Class I
1111 Polaris Parkway
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth & Income Fund       High Yield Bond Fund            20.93%             Record &
3435 Stelzer Road                                 Class I                                            Beneficial
Columbus OH 43219-6004
------------------------------------------------------------------------------------------------------------------
The One Group Investor Balanced Fund              High Yield Bond Fund            15.85%             Record &
3435 Stelzer Road                                 Class I                                            Beneficial
Columbus OH 43219-6004
------------------------------------------------------------------------------------------------------------------
The One Group Investor Growth Fund                High Yield Bond Fund            6.66%              Record &
3435 Stelzer Road                                 Class I                                            Beneficial
Columbus OH 43219-6004
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Market Expansion Index          5.11%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co.                     Market Expansion Index          5.62%              Record
Cust for the IRA of                               Fund
FBO Ronald James Hamm                             Class A
1500 S Pope Lick Rd
Louisville KY 40299-4620
------------------------------------------------------------------------------------------------------------------
Taylor, Porter, Brooks & Phillips                 Market Expansion Index          5.11%              Beneficial
P/S Plan                                          Fund
Putnam Fiduciary Trust Co                         Class A
Attn Trading Services
859 Willard St #E-2-C
Quincy, MA 02168-7428
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Market Expansion Index          14.16%             Record
Securities Corporation Inc.                       Fund
PO Box 2052                                       Class C
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Market Expansion Index          5.99%              Record
Securities Corporation Inc.                       Fund
PO Box 2052                                       Class C
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Merrrill Lynch Pierce Fenner & Smith              Market Expansion Index          34.74%             Record &
Inc. for the Sole Benefit of  Customers           Fund                                               Beneficial
4800 Deer Lake DR East                            Class C
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------
Dain Rausher Inc                                  Market Expansion Index          6.20%              Record
FBO Maggie L Arnold                               Fund
719 Lost Trail Road                               Class C
Castle Rock, CO 80104-8357
------------------------------------------------------------------------------------------------------------------
Dain Rausher Inc                                  Market Expansion Index          6.20%              Record
FBO Betsy J Arnold                                Fund
719 Lost Trail Road                               Class C
Castle Rock, CO 80104-8357
------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Market Expansion Index          99.94%             Record
BOIA-One Group Operations                         Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus, OH 43271-0211
------------------------------------------------------------------------------------------------------------------
James R Donahey                                   Michigan Municipal Bond         13.89%             Record &
Pat J Donahey JT Ten                              Fund                                               Beneficial
421 Highland                                      Class A
Ann Arbor, MI 48104-1729
------------------------------------------------------------------------------------------------------------------
Micron Manufacturing                              Michigan Municipal Bond         5.10%              Record
1331 Northwest Derby Drive                        Fund
Grand Rapids, Mi 49504-2620                       Class A
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Michigan Municipal Bond         99.56%             Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Pershing As Agent - Omnibus Account               Michigan Municipal Money        53.69%             Record
For Exclusive Benefit of                          Market Fund
One Group Customer Accounts                       Class A
1 Pershing Plz
Jersey City, NJ   07399-0001
------------------------------------------------------------------------------------------------------------------
NBD Michigan                                      Michigan Municipal Money        23.01%             Record &
Attn: M.E. Bradley                                Market Fund                                        Beneficial
9000 Haggerty Road                                Class A
Belleville, MI 48111-1632
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Michigan Municipal Money        92.56%             Record
BOIA - One Group Operations                       Market Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NBD Bank                                          Municipal Cash Management       61.33%             Record &
Attn M E Bradley                                  Money Market Fund                                  Beneficial
9000 Haggerty Road                                Class A
Belleville, MI 48111-9787
------------------------------------------------------------------------------------------------------------------
Bank One                                          Municipal Cash Management       31.23%             Record &
Attn M E Bradley                                  Money Market Fund                                  Beneficial
9000 Haggerty Road Ste MI1-8217                   Class A
Belleville, MI 48111-9787
------------------------------------------------------------------------------------------------------------------
Bank One                                          Municipal Cash Management       7.44%              Record &
Attn M E Bradley                                  Money Market Fund                                  Beneficial
9000 Haggerty Road                                Class A
Belleville, MI 48111-9787
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Municipal Cash Management       100.00%            Record
BOIA - One Group Operations                       Money Market Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Short-Term Municipal Bond       34.04%             Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Short-Term Municipal Bond       9.20%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Short-Term Municipal Bond       7.17%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Inc.                         Short-Term Municipal Bond       16.58%             Record
Wayne W. Webber Tr DTD 9/9/91                     Fund
Acct 71b00312                                     Class A
388 Greenwich St
New York, NY 10013-2339
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Short-Term Municipal Bond       16.48%             Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class B
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Short-Term Municipal Bond       10.82%             Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class B
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Short-Term Municipal Bond       10.47%             Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class B
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Short-Term Municipal Bond       7.99%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class B
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Short-Term Municipal Bond       6.88%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class B
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Short-Term Municipal Bond       5.26%              Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class B
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Carlos C Cook                                     Short-Term Municipal Bond       10.49%             Record
Myra J Cook JT Ten                                Fund
35231 Davidson                                    Class B
Sterling Heights, MI 48310-5151
------------------------------------------------------------------------------------------------------------------
Strafe & Co.                                      Short-Term Municipal Bond       99.91%             Record
BOIA - One Group Operations                       Fund
1111 Polaris Parkway                              Class I
PO Box 710211
Columbus OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Intermediate Tax Free Bond      5.63               Record
Securities Corporation Inc                        Fund
PO Box 2052                                       Class A
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Intermediate Tax Free Bond      99.35%             Record &
BOIA-One Group Operations                         Fund                                               Beneficial
1111 Polaris Pkwy                                 Class I
PO Box 710211
Columbus, OH 43271-0211
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Technology Fund                 18.66%             Record
Securities Corporation Inc                        Class C
PO Box 2052
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                         Technology Fund                 8.91%              Record
Securities Corporation Inc                        Class C
PO Box 2052
Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------------------------------------
Strafe & Co                                       Technology Fund                 96.94%             Record
BOIA-One Group Operations                         Class I
1111 Polaris Pkwy
PO Box 710211
Columbus, OH 43271-0211
------------------------------------------------------------------------------------------------------------------
Bank One Corp PP Fxd Inc. Sec                     Mortgage Backed Bond            94.65%             Record &
1111 Polaris Pkwy                                 Class I                                            Beneficial
Columbus, OH 43240
------------------------------------------------------------------------------------------------------------------

As a group, the Trustee and Officers of the Trust owned less than 1% of the Shares of each class of the Trust.

Financial Statements

The financial statements of the Trust are incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended June 30, 2000 have been audited by PricewaterhouseCoopers LLP, independent public accountants to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

APPENDIX A--DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

Duff & Phelps Credit Rating Co. ("Duff")

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funding, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity facts and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5      Issuer failed to meet scheduled principal and/or interest payments.


Standard & Poor's Corporation ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch's IBCA ("Fitch")

F1 Highest capacity for timely repayment. Those issues rated F1+ possess a particularly strong credit feature.

F2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

F3 Adequate capacity for timely repayment, but more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

B Capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

C        High risk of default or which are currently in default.

Moody's Investors Service ("Moody's")

Prime-1        Superior ability for repayment.

Prime-2        Strong ability for repayment.

Prime-3 Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.


                           DESCRIPTION OF BANK RATINGS

Moody's

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

D These banks possess adequate financial strength, but may be limited by one or more of the following factors: a vulnerable or developing business franchise; weak financial fundamentals; or an unstable operating environment.

E These banks possess very weak intrinsic financial strength, require periodic outside support or suggest an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a business franchise of questionable value; financial fundamentals that are seriously deficient in one or more respects; or a highly unstable operating environment.

                       DESCRIPTION OF TAXABLE BOND RATINGS

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB Less vulnerable to nonpayment than other speculative issues. However, such issues face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B More vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to nonpayment, and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       Currently highly vulnerable to nonpayment.

C Used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D In payment default. Used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's
Investment Grade

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

C The lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch
Investment Grade

AAA Highest rating category. The obligor's capacity for timely repayment of principal and interest is extremely strong.

AA       The obligor's capacity for timely repayment is very strong.

A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability for timely repayment is strong. However, adverse changes in business, economic, or financial conditions are more likely to affect the capacity for timely repayment than obligations in higher rated categories.

BBB The obligor's capacity for timely repayment of principal and interest is adequate. However, adverse changes in business, economic or financial conditions and circumstances are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

Non-Investment Grade

BB Obligations for which capacity for timely repayment of principal and interest is uncertain. These obligations are speculative to some degree and capacity for repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

B The obligor's capacity for timely repayment of principal and interest is uncertain. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are far more speculative than those in higher rated categories.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic, or financial conditions and these obligations are far more speculative than those in higher rated categories.

CC Obligations which are highly speculative or which have a high risk of default.

C        Obligations which are currently in default.

                        DESCRIPTION OF INSURANCE RATINGS

Moody's

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

S & P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.


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


An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strength. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated "R" has experienced a REGULATORY ACTION regarding solvency. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+)
or
minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.


                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's
MIG1 & VMIG1        Short-term municipal securities rated MIG1 or VMIG1 are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2        These short-term municipal securities rated are of high
                    quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3        Favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

MIG4 & VMIG4        This denotes adequate quality protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is a specific risk.

SG                  This denotes speculative quality.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2                Satisfactory capacity to pay principal and interest.

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


SP-3                Speculative capacity to pay principal and interest.

                     DESCRIPTION OF PREFERRED STOCK RATINGS

Moody's

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b                   Lacks the characteristics of a desirable investment.
                    Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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


BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B, CCC Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC In arrears on dividends or sinking fund payments, but is currently paying.

C                   Nonpaying issue.

D Nonpaying issue with the issuer in default on debt instruments.

N.R. No rating has been requested, insufficient information on which to base a rating, or Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or
minus (-)           To provide more detailed indications of preferred stock
                    quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                      DESCRIPTION OF MUNICIPAL BOND RATINGS
            (INCLUDING FOREIGN, MORTGAGE AND ASSET-BACKED SECURITIES)

S&P

INVESTMENT GRADE

AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.

Speculative Grade

BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligations.

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


B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, not likely to have the capacity to meet its financial commitment on the obligation.

CC                  Currently highly vulnerable to non-payment.

C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D                   Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

Moody's
Investment Grade

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.

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                     DESCRIPTION OF SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4               Non-investment grade and, therefore, speculative.

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